    As filed with the Securities and Exchange Commission on April 30, 1999
                                            Registration Nos. 33-11905, 811-5010

--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                     Post-Effective Amendment No. 29  [X]
                                      and
                            REGISTRATION STATEMENT
                   UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 30       [X]


                             THE HUNTINGTON FUNDS
              (Exact Name of Registrant as Specified in Charter)

                             41 South High Street
                             Columbus, Ohio 43287
                    (Address of Principal Executive Office)
                                1-800-544-8347
                        (Registrant's Telephone Number)

                                  Mark Nagle
                              SEI Fund Resources
                            One Freedom Valley Road
                           Oaks, Pennsylvania 19456
                    (Name and Address of Agent for Service)

                                  Copies to:

                            Melanie Mayo West, Esq.
                              Dykema Gossett PLLC
                      1577 N. Woodward Avenue, Suite 300
                    Bloomfield Hills, Michigan  48304-2820
                              Fax: (248) 203-0763

Approximate Date of Proposed Public Offering:  Immediately, upon effectiveness.

--------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box):
     [ ]  60 days after filing pursuant to Rule 485(a)(1), or
     [ ]  On               , pursuant to Rule 485(a)(1), or
     [ ]  75 days after filing pursuant to Rule 485(a)(2), or
     [ ]  On               , 199__, pursuant to Rule 485(a)(2).
     [X]  Immediately upon filing pursuant to Rule 485(b), or
     [ ]  On,                , 199__, pursuant to Rule 485(b)

If appropriate, check this box:
     [ ] This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

--------------------------------------------------------------------------------
The Registrant has previously registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940.

Title of Securities Being Registered:  Shares of Beneficial Interest.

                             CROSS-REFERENCE SHEET

This Registration Statement relates to the each of the following portfolios of the Huntington Funds: Money Market Fund; U.S. Treasury Money Market Fund; Ohio Municipal Money Market Fund; Growth Fund; Income Equity Fund; Mortgage Securities Fund; Ohio Tax-Free Fund; Michigan Tax-Free Fund; Fixed Income Securities Fund; Intermediate Government Income Fund; and Short/Intermediate Fixed Income Securities Fund. Each of these portflios offers two separate classes of shares, Trust Shares and Investment Shares, except for the Short/Intermediate Fixed Income Securities Fund, which only offers Trust Shares. This Cross-Reference Sheet includes information relating to each class of each Fund to facilitate the cross-reference process.

FORM N-1A PART A ITEM                                               LOCATION IN PROSPECTUS
---------------------                                               ----------------------
Item 1.  Front and Back Cover Pages.........................        Front and Back Cover Pages

Item 2.  Risk/Return Summary:  Investments, Risks, and
         Performance........................................        Fund Summaries; Risk/Return Information

Item 3.  Risk/Return Summary:  Fee Table....................        Fees and Expenses

Item 4.  Investment Objectives, Principal Strategies, and
         Related Risks......................................        Fund Summaries

Item 5.  Management's Discussion of Fund Performance........        Incorporated by reference to the Registrant's
                                                                    Annual Report dated December 31, 1998 (File
                                                                    No. 811-5010)

Item 6.  Management, Organization, and Capital Structure....        Management of the Trust; Organization of the
                                                                    Trust

Item 7.  Shareholder Information............................        About Purchasing Investment/Trust Shares;
                                                                    About Exchanging Investment/Trust Shares Among
                                                                    the Funds; About Redeeming Investment/Trust
                                                                    Shares; Dividends and Distributions; Tax
                                                                    Consequences

Item 8.  Distribution Arrangements..........................        Distribution of the Funds

Item 9.  Financial Highlights Information...................        Financial Highlights

FORM N-1A PART B ITEM                                               LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
---------------------                                               -----------------------------------------------
Item 10.  Cover Page and Table of Contents..................        Cover Page; Table of Contents

Item 11.  Fund History......................................        General Information

Item 12.  Description of the Fund and Its Investments
          and Risks.........................................        Investment Practices and Risks; Investment
                                                                    Restrictions


Item 13.  Management of the Fund............................        Management of the Trust - Trustees and
                                                                    Officers; - Trustee Compensation

Item 14.  Control Persons and Principal Holders of
          Securities........................................        Management of the Trust - Principal Holders of
                                                                    Securities


Item 15.  Other Services....................................        Management of the Trust - Investment Adviser;
                                                                    - Administrator; - Sub-Administrator; -
                                                                    Distributor; - Distribution Plan (12b-1 Fees)


Item 16.  Brokerage Allocation and Other Practices..........        Management of the Trust - Portfolio
                                                                    Transactions; - Brokerage Allocation and Other
                                                                    Practices

Item 17.  Capital Stock and Other Securities................        Shareholder Rights

Item 18.  Purchase, Redemption, and Pricing of Shares.......        Additional Information on Purchases, Exchanges
                                                                    and Redemptions; Determination of Net Asset
                                                                    Value

Item 19.  Taxation of the Fund..............................        Taxes

Item 20.  Underwriters......................................        Management of the Trust - Distributor

Item 21.  Calculation of Performance Data...................        Performance Information

Item 22.  Financial Statements..............................        Incorporated by Reference to the Registrant's
                                                                    Annual Report dated December 31, 1998 (File
                                                                    No. 811-5010)


FORM N-1A PART C
----------------
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

                          INVESTMENT SHARES PROSPECTUS
                                 APRIL 30, 1999

                                   [Artwork]


                            [logo] Huntington Funds

   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed upon the adequacy or accuracy of the information contained in this Prospectus. It is a criminal offense to state otherwise.


   Also, like other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

   Huntington Funds, formerly known as Monitor Funds, are a series of mutual funds advised by professional portfolio managers at The Huntington National Bank.

                               MONEY MARKET FUNDS
                         Huntington Money Market Fund
                  Huntington Ohio Municipal Money Market Fund
                  Huntington U.S. Treasury Money Market Fund

                                  EQUITY FUNDS
                            Huntington Growth Fund
                         Huntington Income Equity Fund

                                  INCOME FUNDS
                      Huntington Mortgage Securities Fund
                         Huntington Ohio Tax-Free Fund
                       Huntington Michigan Tax-Free Fund
                    Huntington Fixed Income Securities Fund
                Huntington Intermediate Government Income Fund


   In connection with the offering made by this Prospectus, The Huntington Funds have not authorized any person to give any information or to make any representations other than those contained in this Prospectus. Consequently, you may not rely upon any such information given or representations made as having been authorized by a Fund or the Distributor. This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                               TABLE OF CONTENTS


INTRODUCTION TO THE HUNTINGTON
 FUNDS......................................................................   1

FUND SUMMARIES..............................................................   1

Money Market Funds..........................................................   1

  Money Market Fund.........................................................   1
  Ohio Municipal Money Market Fund..........................................   2
  U.S. Treasury Money Market Fund...........................................   3

Equity Funds................................................................   3
  Growth Fund...............................................................   3
  Income Equity Fund........................................................   3

Income Funds................................................................   4
  Mortgage Securities Fund..................................................   4
  Ohio Tax-Free Fund........................................................   5
  Michigan Tax-Free Fund....................................................   6
  Fixed Income Securities Fund..............................................   7
  Intermediate Government Income Fund.......................................   8

Principal Investments.......................................................  10

More Fund Information.......................................................  11

RISK/RETURN INFORMATION.....................................................  12
  Money Market Fund.........................................................  12
  Ohio Municipal Money Market Fund..........................................  12
  U.S. Treasury Money Market Fund...........................................  13
  Growth Fund...............................................................  13
  Income Equity Fund........................................................  14
  Mortgage Securities Fund..................................................  14
  Ohio Tax-Free Fund........................................................  15
  Michigan Tax-Free Fund....................................................  15
  Fixed Income Securities Fund..............................................  16
  Intermediate Government Income Fund.......................................  16

FEES AND EXPENSES...........................................................  17

FINANCIAL HIGHLIGHTS........................................................  19

ORGANIZATION OF THE TRUST...................................................  27

DISTRIBUTION OF THE FUNDS...................................................  27
  Distribution Plan (12b-1 Fees)............................................  27

ABOUT PURCHASING INVESTMENT SHARES..........................................  27
  Systematic Investment Program.............................................  31

ABOUT EXCHANGING INVESTMENT SHARES AMONG THE FUNDS..........................  31

ABOUT REDEEMING INVESTMENT SHARES...........................................  33
  Systematic Withdrawal Program.............................................  35
  Redemption of Accounts with Balances Under $1,000.........................  35

MANAGEMENT OF THE TRUST.....................................................  35
  Investment Adviser........................................................  35
  Portfolio Managers........................................................  36

DIVIDENDS AND DISTRIBUTIONS.................................................  37
  Distribution Options......................................................  37

TAX CONSEQUENCES............................................................  37
  Federal Income Taxes......................................................  37
  State Income Taxes........................................................  37

                                  INTRODUCTION
                            TO THE HUNTINGTON FUNDS

   The Huntington Funds offered by this Prospectus are subject to a number of important risks, including:

  . market risk--market values of securities move up and down, sometimes rapidly and unpredictably;

  . investment strategy risk--as market conditions change, the success of a Fund's particular investment strategy will vary;

  . management risk--the Adviser may not be able to achieve a Fund's desired investment objective; and

  . liquidity risk--at any particular time, the Adviser may have difficulty selling a certain security at its expected price.

   In addition, as we enter the new millennium, each of the Funds offered by this Prospectus is subject to year 2000 risk. Year 2000 risk is the risk that a Fund could be adversely affected if the computer systems used by Huntington or other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. When the year 2000 begins, computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. Year 2000 risk also affects the companies in which the Funds invest, communications and public utility companies, governmental entities, financial processors and other companies upon which all investment companies rely.

   Specific risks associated with each Fund are described in the Fund Summaries below. As with all mutual funds, loss of money is a risk of investing.

                                 FUND SUMMARIES

   For convenience, we may refer to The Huntington Funds as "the Trust" and to The Huntington National Bank as "Huntington" or "the Adviser."

                               MONEY MARKET FUNDS


   As with all mutual funds, loss of money is a risk of investing. This is true even for the Money Market Funds which seek to preserve the value of your investment at $1.00 per share.

MONEY MARKET FUND

   INVESTMENT OBJECTIVE--The Money Market Fund seeks to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests in commercial paper and other short-term money market instruments for the Money Market Fund which are either rated in the highest rating category by a Nationally Recognized Statistical Rating Organization or unrated and deemed to be of comparable quality by the Adviser. In managing the portfolio, the Adviser determines an appropriate maturity range for the Fund (currently between 25 and 60 days) and each individual security held and endeavors to diversify the portfolio across market sectors. In addition, the Adviser analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

   PRINCIPAL RISKS--As a Fund which invests in short-term fixed income securities, the Money Market Fund is subject to:
  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   For more information about the investments or risks of the Money Market Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

OHIO MUNICIPAL MONEY MARKET FUND

   INVESTMENT OBJECTIVE--The Ohio Municipal Money Market Fund seeks to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the Ohio Municipal Money Market Fund in short-term Ohio tax-exempt securities which are either rated in the highest rating category by a Nationally Recognized Statistical Rating Organization or unrated and deemed to be of comparable quality by the Adviser. In managing the portfolio, the Adviser determines an appropriate maturity range for the Fund (currently between 35 and 80 days) and each individual security held and endeavors to diversify the portfolio's holdings within Ohio as much as possible. In addition, the Adviser analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

   "Ohio tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the state of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes.

   Fundamental Policy: at least 65% of total assets invested in Ohio tax-exempt securities.

   Fundamental Policy: at least 80% of annual interest income exempt from federal regular income tax. Income which is subject to alternative minimum tax will not be counted towards satisfying this policy.

   PRINCIPAL RISKS--As a non-diversified Fund, the Ohio Municipal Money Market Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, and is therefore subject to:

  . concentration risk--performance is strongly dependent on the economy of the state of Ohio and therefore more vulnerable to unfavorable developments in Ohio than funds that invest in obligations of many states; and

  . Ohio risk--the economy of Ohio is largely concentrated in agriculture, motor vehicles and equipment, steel, rubber products and household appliances, and therefore tends to be more cyclical than some other states and the nation as a whole.

   As a Fund which invests in short-term fixed income securities, the Ohio Municipal Money Market Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Ohio personal income taxes.

   For more information about the investments and risks of the Ohio Municipal

Money Market Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

U.S. TREASURY MONEY MARKET FUND

   INVESTMENT OBJECTIVE--The U.S. Treasury Money Market Fund seeks to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit and in repurchase agreements with respect to such obligations.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the U.S. Treasury Money Market Fund in short-term obligations of the U.S. government. In managing the portfolio, the Adviser determines an appropriate maturity range for the Fund (currently between 25 and 60 days) and each individual security held. In addition, the Adviser analyzes cash flows, maturities, settlements, tax payments and yields and monitors new issue calendars for potential purchases.

   Fundamental Policy: at least 65% of total assets invested in direct obligations of the U.S. Treasury and repurchase agreements collateralized by such obligations.

   PRINCIPAL RISKS--As a Fund which invests in U.S. Treasury securities, the U.S. Treasury Money Market Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction.

   For more information about the investments and risks of the U.S. Treasury Money Market Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

                                  EQUITY FUNDS


GROWTH FUND

   INVESTMENT OBJECTIVE--The Growth Fund seeks to achieve long-term capital appreciation primarily through investing in equity securities.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser intends to invest in common stock and other equity securities of medium or large companies which it believes offer opportunities for growth. The Adviser frequently invests in established companies which it believes have temporarily depressed prices.

   In selecting investments, the Adviser reviews historical earnings, revenue and cash flow to identify the best companies in each industry and to evaluate the growth potential of these companies. On an ongoing basis, the Adviser also monitors the Fund's existing positions to determine the benefits of retention.

   Fundamental Policy: at least 65% of total assets invested in equity securities.

   PRINCIPAL RISKS--As a Fund which invests in equity securities, the Growth Fund is subject to:

  . equity risk--stock values can rise and fall quickly and dramatically in response to changes in earnings or other conditions affecting the issuer's profitability. As a result, total returns can fluctuate within a wide range, so an investor could lose money over the short or long term.

   For more information about the investments and risks of the Growth Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

INCOME EQUITY FUND

   INVESTMENT OBJECTIVE--The Income Equity Fund seeks to achieve high current income and moderate appreciation of capital primarily through investment in income-producing equity securities.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser focuses primarily on equity securities which have a history of increasing or paying high dividends. As an additional income source, the Adviser also invests in investment grade corporate debt obligations. At least 65% of the Fund's total assets will be invested in income-producing equity securities. The Adviser selects securities which it believes will maintain or increase the Fund's current income while maintaining a price/earnings ratio below the market.

   In evaluating the current yield of a security, the Adviser considers dividend growth to be most important, followed by capital appreciation. The Adviser actively monitors market activity which impacts dividend decisions. In general, the Fund will sell a security when dividends are no longer expected to increase.

   Fundamental Policy: at least 65% of total assets invested in common stock, securities convertible into common stock and securities deemed by the Adviser to have common stock characteristics.

   PRINCIPAL RISKS--As a Fund which invests in income-producing equity securities, the Income Equity Fund is subject to:

  . equity risk--stock values can rise and fall quickly and dramatically in response to changes in earnings or other conditions affecting the issuer's profitability. As a result, total returns can fluctuate within a wide range, so an investor could lose money over the short or long term; and

  . dividend risk--an issuer's dividend policy may change in response to strategic changes or other management decisions affecting the need for available funds.

   As a Fund which invests in corporate debt obligations, the Income Equity Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   For more information about the investments and risks of the Income Equity Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

                                  INCOME FUNDS


MORTGAGE SECURITIES FUND

   INVESTMENT OBJECTIVE--The Mortgage Securities Fund seeks to achieve current income.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the Mortgage Securities Fund in mortgage-related securities. The Adviser especially focuses on securities which it expects to be less susceptible to prepayment of principal. The Adviser endeavors to maintain a dollar-weighted average portfolio life for the Fund of between three and ten years.

   In making its investment decisions, the Adviser considers various economic factors, Federal Reserve policy, interest rate trends and spreads between different types of fixed income securities. In managing the portfolio, the Adviser monitors the Fund's cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics.

   "Mortgage-related securities" are securities, including derivative mortgage securities such as collateralized mortgage obligations (CMOs), whose income is generated by payments of principal and interest on pools of mortgage loans.

   Fundamental Policy: at least 65% of total assets invested in mortgage-related securities, including derivative mortgage securities. Collateralized mortgage obligations (CMOs) issued by private entities will not be counted towards satisfying this requirement.

   PRINCIPAL RISKS--As a Fund which invests in mortgage-related securities, the Mortgage Securities Fund is subject to:

  . prepayment risk--as interest rates fall, mortgage-related securities tend to mature earlier than expected as a result of an increase in mortgage refinancing or prepayment, sometimes resulting in a loss on the investment;

  . reinvestment risk--as prepayment increases as a result of lower interest rates, the proceeds from maturing mortgage-related securities will be reinvested at lower interest rates, thus reducing income; and

  . extension risk--as interest rates rise, mortgage-related securities tend to mature later, thus effectively converting shorter-term securities into more volatile long-term securities. This will also affect the Adviser's ability to manage the average life of the Fund.

   The above risks are more pronounced with respect to derivative mortgage securities and can result in reduced liquidity. The principal derivative mortgage securities in which the Mortgage Securities Fund invests are collateralized mortgage obligations (CMOs).

   As a Fund which invests in fixed income securities, the Mortgage Securities Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   From time to time, the Adviser may, as part of its investment strategy, engage in active and frequent trading. Higher portfolio turnover generally results in increased transaction costs and may result in the acceleration of capital gains, each of which may adversely affect the Fund's performance. In addition, short-term capital gains are taxed as ordinary income.

   For more information about the investments and risks of the Mortgage Securities Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

OHIO TAX-FREE FUND

   INVESTMENT OBJECTIVE--The Ohio Tax-Free Fund seeks to provide current income exempt from federal income tax and Ohio personal income taxes.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the Ohio Tax-Free Fund (at least 80% of net assets) in Ohio tax-exempt securities. The securities selected by the Adviser are: (i) rated in one of the top four categories by a Nationally Recognized Statistical Rating Organization; or (ii) not rated, but deemed by the Adviser to be of comparable quality. In addition, these securities will have remaining maturities of no more than 15 years and the Fund's anticipated dollar-weighted average maturity will be between four and ten years. The Adviser also establishes a desired yield level for new issues relative to U.S. Treasury securities.

   In managing the portfolio, the Adviser attempts to diversify the Fund's holdings within Ohio as much as possible. In selecting securities, the Adviser monitors economic activity and interest rate trends, reviews financial information relating to each issuer and looks for attractively priced issues. To determine the tax implications of each portfolio transaction, the Adviser evaluates seasonal cash flows from coupon payments, maturities, settlements and tax payments.

   "Ohio tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the state of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes.

   Fundamental Policy: at least 80% of total assets invested in Ohio tax-exempt securities.

   Fundamental Policy: no investment in securities which generate income treated as a preference item for federal alternative minimum tax purposes.

   PRINCIPAL RISKS--As a non-diversified Fund, the Ohio Tax-Free Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, and is therefore subject to:

  . concentration risk--performance is strongly dependent on the economy of the state of Ohio and therefore more vulnerable to unfavorable developments in Ohio than funds that invest in obligations of many states; and

  . Ohio risk--the economy of Ohio is largely concentrated in agriculture, motor vehicles and equipment, steel, rubber products and household appliances, and therefore tends to be more cyclical than some other states and the nation as a whole.

   As a Fund which invests in fixed income securities, the Ohio Tax-Free Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities;

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments; and

  . call risk--as interest rates fall, an issuer may choose to call or repay a security prior to its maturity date, sometimes resulting in a loss on the investment and/or forcing the Fund to reinvest at lower interest rates, thus reducing income.

   For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Ohio personal income taxes.

   For more information about the investments and risks of the Ohio Tax-Free Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

MICHIGAN TAX-FREE FUND

   INVESTMENT OBJECTIVE--The Michigan Tax-Free Fund seeks to provide investors with current income exempt from both federal and Michigan personal income taxes.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the Michigan Tax-Free Fund in Michigan tax-exempt securities. At least 80% of the Fund's annual interest income will be exempt from federal income tax, including the alternative minimum tax. The securities selected by the Adviser for investment will have remaining maturities of no more than 15 years. The Adviser also establishes a desired yield level for new issues relative to U.S. Treasury securities.

   In managing the portfolio, the Adviser attempts to diversify the Fund's holdings within

Michigan as much as possible. In selecting securities, the Adviser monitors economic activity and interest rate trends, reviews financial information relating to each issuer and looks for attractively priced issues. To determine the tax implications of each portfolio transaction, the Adviser evaluates seasonal cash flows from coupon payments, maturities, settlements and tax payments.

   "Michigan tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the state of Michigan or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Michigan personal income taxes.

   Fundamental Policy: at least 65% of total assets invested in Michigan tax-exempt securities.

   Fundamental Policy: no more than 20% of net assets invested in securities which generate income treated as a preference item for federal alternative minimum tax purposes.

   PRINCIPAL RISKS--As a non-diversified Fund, the Michigan Tax-Free Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, and is therefore subject to:

  . concentration risk--performance is strongly dependent on the economy of the state of Michigan and therefore more vulnerable to unfavorable developments in Michigan than funds that invest in obligations of many states; and

  . Michigan risk--the economy of Michigan is principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. It, therefore, tends to be more cyclical than some other states and the nation as a whole.

   As a Fund which invests in fixed income securities, the Michigan Tax-Free Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities;

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments; and

  . call risk--as interest rates fall, an issuer may choose to call or repay a security prior to it maturity date, sometimes resulting in a loss on the investment and/or forcing the Fund to reinvest at lower interest rates, thus reducing income.

   For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Michigan personal income taxes.

   For more information about the investments and risks of the Michigan Tax-Free Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

FIXED INCOME SECURITIES FUND

   INVESTMENT OBJECTIVE--The Fixed Income Securities Fund seeks to achieve high current income through investment in fixed income securities where the average maturity of the Fund will not exceed 10 years.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser principally invests in a combination of corporate debt and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The selection of corporate debt obligations is limited to those: (i) rated in one of the top four categories by a Nationally Recognized Statistical Rating

Organization or (ii) not rated, but deemed by the Adviser to be of comparable quality. Within these parameters, the Adviser focuses on securities which offer the highest level of income. For all types of investments, the Adviser considers various economic factors, Federal Reserve policy, interest rate trends, spreads between different types of fixed income securities and the credit quality of existing holdings.

   In managing the portfolio, the Adviser monitors the Fund's cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. The Adviser also follows closely new issue and secondary activity in the corporate debt market.

   Fundamental Policy: at least 65% of total assets invested in fixed income securities.

   PRINCIPAL RISKS--As a Fund which invests in fixed income securities, the Fixed Income Securities Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   From time to time, the Adviser may, as part of its investment strategy, engage in active and frequent trading. Higher portfolio turnover generally results in increased transaction costs and may result in the acceleration of capital gains, each of which may adversely affect the Fund's performance. In addition, short-term capital gains are taxed as ordinary income.

   For more information about the investments and risks of the Fixed Income Securities Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

INTERMEDIATE GOVERNMENT INCOME FUND

   INVESTMENT OBJECTIVE--The Intermediate Government Income Fund seeks to provide investors with a high level of current income.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-related securities with dollar-weighted average maturities of not less than three nor more than ten years. Within this range, the Adviser focuses on securities which offer the highest level of income. In general, in order to reduce volatility during periods of interest rate fluctuation, the Adviser invests in securities with a wide range of intermediate maturities. For all types of investments, the Adviser considers various economic factors, Federal Reserve policy, interest rate trends and spreads between different types of fixed income securities.

   In managing the portfolio, the Adviser monitors the Fund's cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics.

   "Mortgage-related securities" are securities, including derivative mortgage securities such as collateralized mortgage obligations (CMOs), whose income is generated by payments of principal and interest on pools of mortgage loans.

   Fundamental Policy: at least 65% of total assets in the above securities.

   PRINCIPAL RISKS--As a Fund which invests in fixed income securities, the Intermediate Government Income Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities.

   As a Fund which invests in mortgage-related securities, the Intermediate Government Income Fund is subject to:

  . prepayment risk--as interest rates fall, mortgage-related securities tend to mature earlier than expected as a result of an increase in mortgage refinancing or prepayment, sometimes resulting in a loss on the investment;

  . reinvestment risk--as prepayment increases as a result of lower interest rates, the proceeds from maturing mortgage- related securities will be reinvested at lower interest rates, thus reducing income; and

  . extension risk--as interest rates rise, mortgage-related securities tend to mature later, thus effectively converting shorter-term securities into more volatile long-term securities. This will also affect the Adviser's ability to manage the average life of the Fund.

   The above risks are more pronounced with respect to derivative mortgage securities and can result in reduced liquidity. The principal derivative mortgage securities in which the Intermediate Government Income Fund invests are collateralized mortgage obligations (CMOs).

   From time to time, the Adviser may, as part of its investment strategy, engage in active and frequent trading. Higher portfolio turnover generally results in increased transaction costs and may result in the acceleration of capital gains, each of which may adversely affect the Fund's performance. In addition, short-term capital gains are taxed as ordinary income.

   For more information about the investments and risks of the Intermediate Government Income Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

                             PRINCIPAL INVESTMENTS


   The table below summarizes the principal investments for each of the Funds offered by this Prospectus. Each of these Funds may also invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term securities for temporary defensive or liquidity purposes. In these situations, a Fund may not achieve its investment objective.

   A detailed description of each of the principal investments, as well as other permissible investments and strategies, is contained in the Statement of Additional Information.

                                   OHIO      U.S.
                                 MUNICIPAL TREASURY                          OHIO MICHIGAN   FIXED    INTERM
                          MONEY    MONEY    MONEY          INCOME  MORTGAGE  TAX-   TAX-     INCOME    GOVT
                          MARKET  MARKET    MARKET  GROWTH EQUITY SECURITIES FREE   FREE   SECURITIES INCOME
                           FUND    FUND      FUND    FUND   FUND     FUND    FUND   FUND      FUND     FUND
                          ------ --------- -------- ------ ------ ---------- ---- -------- ---------- ------
COMMERCIAL PAPER--
secured and unsecured
short-term promissory
notes issued by
corporations and other
entities. Maturities are
generally six months or
less.                        X                         X      X                                 X
------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--
agreements to purchase a
security and return the
security to the seller
at an agreed upon price
and date. This is
treated as a loan.           X                 X                       X                                 X
------------------------------------------------------------------------------------------------------------

COMMON STOCK--shares of
ownership in a company.                                X      X
------------------------------------------------------------------------------------------------------------

PREFERRED STOCK--shares
of ownership in a
company with a
preferential right to
receive dividends.                                     X      X
------------------------------------------------------------------------------------------------------------

CORPORATE DEBT--fixed
income securities, such
as bonds, issued by
corporations.                                                 X                                 X
------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT
SECURITIES--securities
issued or guaranteed by
the U.S. government, its
agencies or
instrumentalities.           X                 X                       X                        X        X
------------------------------------------------------------------------------------------------------------

MORTGAGE-RELATED
SECURITIES--securities,
including derivatives
such as CMOs, whose
income is generated by
payments of principal
and interest on pools of
mortgage loans.                                                        X                                 X
------------------------------------------------------------------------------------------------------------

OHIO TAX-EXEMPT
SECURITIES--tax-exempt
debt obligations issued
by or on behalf of the
state of Ohio or its
respective authorities,
agencies,
instrumentalities and
political subdivisions.               X                                        X
------------------------------------------------------------------------------------------------------------

MICHIGAN TAX-EXEMPT
SECURITIES--tax-exempt
debt obligations issued
by or on behalf of the
state of Michigan or its
respective authorities,
agencies,
instrumentalities and
political subdivisions.                                                               X
------------------------------------------------------------------------------------------------------------

                             MORE FUND INFORMATION


   In the Fund Summaries above, we discuss the investment objectives for each of the Funds offered by this Prospectus. Each Fund's investment objective is fundamental and may be changed only by a vote of a majority of that Fund's outstanding shares.

   We also summarize the principal investment strategies used under normal market conditions. The Adviser may employ other strategies and investment techniques on a less frequent basis. Unless otherwise noted, the investment policies of these Funds are not fundamental and the Trust's Board of Trustees may change them without shareholder approval. Please note that when a limitation on an investment or strategy is expressed in terms of a percentage of assets, we apply the restriction at the time of the investment.

   Also as part of each Fund summary, we discuss the principal investment risks (the risks associated with the Fund's investment objective and principal investment strategies) of each of the Funds offered by this Prospectus. There are other risks applicable to investing in each of the Funds.

   Finally, we have provided a table illustrating the principal investments of each Fund offered by this Prospectus.

   By calling (800) 253-0412, you can obtain a copy of the Trust's Statement of Additional Information which includes more detailed information about all of the types of investments and risks associated with each Fund.

                            RISK/RETURN INFORMATION

   The bar charts and tables below provide some indication of the risks and volatility of investments in the Funds offered by this Prospectus. The charts illustrate changes in each Fund's performance from year to year and the tables show how each Fund's average annual returns compare with those of one or more broad measures of market performance. Total returns shown assume reinvestment of dividends and distributions. The way a Fund has performed in the past is not necessarily an indication of the way it will perform in the future.

MONEY MARKET FUND

BAR GRAPH DATA

1992     3.34%                 AVERAGE ANNUAL TOTAL RETURNS
1993     2.63%                  (ON A CALENDAR YEAR BASIS)
1994     3.76%                 -----------------------------
1995     5.48%                                      FUND
1996     4.90%                 -----------------------------
1997     5.07%                  1 Year              5.03%
1998     5.03%                 -----------------------------
                                5 Years             4.84%
                               -----------------------------
                                Since Inception
                                (5/1/91)            4.41%
                               -----------------------------

[BAR GRAPH OF MONEY MARKET FUND APPEARS HERE]

Best Quarter               Worst Quarter
 (6/30/95) 1.38%            (6/30/93) 0.63%

OHIO MUNICIPAL MONEY MARKET FUND

BAR GRAPH DATA

1992     2.51%                 AVERAGE ANNUAL TOTAL RETURNS
1993     1.98%                  (ON A CALENDAR YEAR BASIS)
1994     2.31%                 -----------------------------
1995     3.47%                                      FUND
1996     3.04%                 -----------------------------
1997     3.17%                  1 Year              2.97%
1998     2.97%                 -----------------------------
                                5 Years             2.99%
                               -----------------------------
                                Since Inception
                                (5/1/91)            2.87%
                               -----------------------------

[BAR GRAPH OF OHIO MUNICIPAL MONEY MARKET FUND APPEARS HERE]

Best Quarter            Worst Quarter
 (6/30/95) 0.91%         (3/31/94) 0.44%

U.S. TREASURY MONEY MARKET FUND

BAR GRAPH DATA

1994     3.68%                 AVERAGE ANNUAL TOTAL RETURNS
1995     5.43%                  (ON A CALENDAR YEAR BASIS)
1996     4.87%                 -----------------------------
1997     4.95%                                      FUND
1998     4.85%                 -----------------------------
                                1 Year              4.85%
                               -----------------------------
                                5 Years             4.76%
                               -----------------------------
                                Since Inception
                                (10/19/93)          4.67%
                               -----------------------------

[BAR GRAPH OF U.S. TREASURY MONEY MARKET FUND APPEARS HERE]

Best Quarter               Worst Quarter
 (6/30/95) 1.38%            (3/31/94) 0.68%

GROWTH FUND

BAR GRAPH DATA

1992     7.57%                   AVERAGE ANNUAL TOTAL RETURNS
1993     3.25%                    (ON A CALENDAR YEAR BASIS)
1994     2.08%                ------------------------------------
1995    30.40%                                    FUND     S&P 500
1996    16.43%                ------------------------------------
1997    35.04%                1 Year             13.53%     28.60%
1998    18.25%                ------------------------------------
                              5 Years            18.90%     24.05%
                              ------------------------------------
                              Since Inception
                              (5/1/91)           14.83%     19.21%
                              ------------------------------------

[BAR GRAPH OF GROWTH FUND APPEARS HERE]

Best Quarter               Worst Quarter
 (6/30/97) 19.57%           (9/30/98) -10.99%

The reported returns in the bar chart do not include the effect of sales loads. If the effect of sales loads were reflected, returns would be less than those shown.

INCOME EQUITY FUND

BAR GRAPH DATA

1998     17.56%                  AVERAGE ANNUAL TOTAL RETURNS
                                  (ON A CALENDAR YEAR BASIS)
                              ------------------------------------
                                                  FUND     S&P 500
                              ------------------------------------
                              1 Year             11.10%     28.60%
                              ------------------------------------
                              Since Inception
                              (5/14/97)*         16.85%     28.40%
                              ------------------------------------

[BAR GRAPH OF INCOME EQUITY FUND APPEARS HERE]

Best Quarter              Worst Quarter
 (12/31/98) 12.17%         (9/30/98) -6.44%

The reported returns in the bar chart do not include the effect of sales loads. If the effect of sales loads were reflected, returns would be less than those shown.

MORTGAGE SECURITIES FUND

BAR GRAPH DATA
                                 AVERAGE ANNUAL TOTAL RETURNS
1993     12.61%                   (ON A CALENDAR YEAR BASIS)
1994    -24.72%               ------------------------------------
1995     31.13%                                           LEHMAN
1996      6.25%                                          MORTGAGE-
1997      8.54%                                           BACKED
1998      6.09%                                  FUND      INDEX
                              ------------------------------------
                              1 Year            3.95%      6.97%
                              ------------------------------------
                              5 Years           3.44%      7.23%
                              ------------------------------------
                              Since Inception
                              (6/2/92)          5.86%      7.20%
                              ------------------------------------

[BAR GRAPH OF MORTGAGE SECURITIES FUND APPEARS HERE]

Best Quarter             Worst Quarter
 (6/30/95) 10.69%          (6/30/94) -13.65%


The reported returns in the bar chart do not include the effect of sales loads. If the effect of sales loads were reflected, returns would be less than those shown.

OHIO TAX-FREE FUND

BAR GRAPH DATA

1992     5.76%                     AVERAGE ANNUAL TOTAL RETURNS
1993     7.78%                      (ON A CALENDAR YEAR BASIS)
1994    -2.83%               ----------------------------------------
1995    11.10%                                               LEHMAN
1996     3.20%                                               5-YEAR
1997     5.88%                                              GEN. OBS.
1998     4.90%                               FUND            INDEX
                             ----------------------------------------
                             1 Year          2.81%            5.85%
                             ----------------------------------------
                             5 Years         3.93%            5.36%
                             ----------------------------------------
                             Since Inception
                             (5/1/91)        5.09%            6.56%
                             ----------------------------------------

[BAR GRAPH OF OHIO TAX-FREE FUND APPEARS HERE]

Best Quarter               Worst Quarter
 (3/31/95) 4.21%            (3/31/94) -2.72%

The reported returns in the bar chart do not include the effect of sales loads. If the effect of sales loads were reflected, returns would be less than those shown.

MICHIGAN TAX-FREE FUND*

BAR GRAPH DATA

1992     6.97%                    AVERAGE ANNUAL TOTAL RETURNS
1993     9.52%                     (ON A CALENDAR YEAR BASIS)
1994    -1.70%               -------------------------------------
1995    12.27%                                             LEHMAN
1996     3.66%                                             5-YEAR
1997     6.92%                                              MUNI
1998     4.91%                                FUND          INDEX
                             -------------------------------------
                             1 Year          -0.10%         5.85%
                             -------------------------------------
                             5 Years          4.09%         5.22%
                             -------------------------------------
                             Since Inception
                             (12/2/91)        5.33%         6.06%
                             -------------------------------------

[BAR GRAPH OF MICHIGAN TAX-FREE FUND APPEARS HERE]

Best Quarter             Worst Quarter
 (3/31/95) 4.69%            (3/31/94) -3.21%


The reported returns in the bar chart do not include the effect of sales loads. If the effect of sales loads were reflected, returns would be less than those shown.

* Returns for 1992-1998
  include the performance of
  the predecessor FMB Michigan
  Tax-Free Bond Fund.

FIXED INCOME SECURITIES FUND

BAR GRAPH DATA

1992     6.25%                   AVERAGE ANNUAL TOTAL RETURNS
1993    10.07%                    (ON A CALENDAR YEAR BASIS)
1994   - 4.88%               ---------------------------------------
1995    17.63%                                              LEHMAN
1996     2.32%                                            GOVT/CORP
1997     8.54%                                               BOND
1998     8.93%                                    FUND      INDEX
                             ---------------------------------------
                              1 Year             6.73%      9.47%
                             ---------------------------------------
                              5 Years            5.81%      7.30%
                             ---------------------------------------
                              Since Inception
                              (5/1/91)           7.50%      8.76%
                             ---------------------------------------

[BAR GRAPH OF FIXED INCOME SECURITIES FUND APPEARS HERE]

Best Quarter               Worst Quarter
 (6/30/95) 6.17%            (3/31/94) -3.58%

The reported returns in the bar chart do not include the effect of sales loads. If the effect of sales loads were reflected, returns would be less than those shown.

INTERMEDIATE GOVERNMENT INCOME FUND*

BAR GRAPH DATA

1992     6.40%                   AVERAGE ANNUAL TOTAL RETURNS
1993     8.71%                    (ON A CALENDAR YEAR BASIS)
1994   - 2.30%               ---------------------------------------
1995    12.94%                                              LEHMAN
1996     3.64%                                             INTERM.
1997     7.25%                                            GOVT/CORP
1998     7.72%                                    FUND      INDEX
                             ---------------------------------------
                              1 Year             2.59%      8.42%
                             ---------------------------------------
                              5 Years            4.71%      6.59%
                             ---------------------------------------
                              Since Inception
                              (12/2/91)          5.71%      6.99%
                             ---------------------------------------

[BAR GRAPH OF INTERMEDIATE GOVERNMENT INCOME FUND FUND APPEARS HERE]

Best Quarter              Worst Quarter
 (9/30/98) 4.46%            (3/31/94) -1.77%


The reported returns do not include the effect of sales loads. If the effect of sales loads were reflected, returns would be less than those shown.

* Returns for 1992-1998
  include the performance
  of the predecessor FMB
  Intermediate Government
  Income Fund.

                               FEES AND EXPENSES

   This table describes the fees and expenses you may pay if you buy and hold Investment Shares of the Funds offered by this Prospectus.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  OHIO              FIXED    INTERMEDIATE
                               INCOME  MORTGAGE   TAX-   MICHIGAN   INCOME    GOVERNMENT
                        GROWTH EQUITY SECURITIES  FREE   TAX-FREE SECURITIES    INCOME
                         FUND   FUND     FUND     FUND     FUND      FUND        FUND
                        ------ ------ ---------- ------- -------- ---------- ------------
Maximum Sales Charge
 (Load) Imposed on
 Purchases (as a
 percentage of offering
 price)................ 4.00%  5.50%    2.00%     2.00%   2.00%     2.00%       2.00%

  None of the Money Market Funds imposes any sales charge (load) on purchases.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                         DISTRIBUTION              TOTAL ANNUAL
                              MANAGEMENT   (12B-1)       OTHER    FUND OPERATING
                                 FEES        FEES     EXPENSES(1)    EXPENSES
                              ---------- ------------ ----------- --------------
Money Market Fund(2)........    0.28%       0.25%        0.25%        0.78%
Ohio Municipal Money Market
 Fund(2)....................    0.30%       0.25%        0.24%        0.79%
U.S. Treasury Money Market
 Fund(2)....................    0.20%       0.25%        0.22%        0.67%
Growth Fund.................    0.60%       0.25%        0.23%        1.08%
Income Equity Fund..........    0.60%       0.25%        0.23%        1.08%
Mortgage Securities Fund(3).    0.50%       0.50%        0.44%        1.44%
Ohio Tax-Free Fund..........    0.50%       0.25%        0.31%        1.06%
Michigan Tax-Free Fund(3)...    0.50%       0.25%        0.30%        1.05%
Fixed Income Securities
 Fund.......................    0.50%       0.25%        0.25%        1.00%
Intermediate Government In-
 come Fund(3)...............    0.50%       0.25%        0.27%        1.02%

--------
(1) Other expenses have been restated to reflect current fees.

(2) For the fiscal year ended December 31, 1998, the Adviser waived 0.05% in management fees for the Ohio Municipal Money Market Fund. In addition, the Distributor waived 0.15% in distribution (12b-1) fees for each of the Money Market Funds. The Adviser and/or Distributor can terminate their voluntary waivers at any time in their sole discretion.

(3) For the fiscal year ended December 31, 1998, the Adviser waived 0.20% in management fees for the Mortgage Securities Fund. For the seven-month period ended December 31, 1998, the Adviser waived 0.07% in management fees for the Michigan Tax-Free Fund and 0.05% for the Intermediate Government Income Fund. In addition, the Distributor waived 0.25% in distribution (12b-1) fees for the Mortgage Securities Fund. The Adviser and/or Distributor can terminate their voluntary waivers at any time in their sole discretion.

                                    EXAMPLE

   This Example is intended to help you compare the cost of investing in a Fund offered by this Prospectus with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Market Fund...............................  $ 80   $249   $  433   $  966
Ohio Municipal Money Market Fund................  $ 81   $252   $  439   $  978
U.S. Treasury Money Market Fund.................  $ 68   $214   $  373   $  835
Growth Fund.....................................  $506   $730   $  972   $1,664
Income Equity Fund..............................  $654   $875   $1,113   $1,795
Mortgage Securities Fund........................  $344   $646   $  971   $1,890
Ohio Tax-Free Fund..............................  $306   $530   $  773   $1,468
Michigan Tax-Free Fund..........................  $305   $527   $  768   $1,457
Fixed Income Securities Fund....................  $300   $512   $  741   $1,400
Intermediate Government Income Fund.............  $302   $518   $  752   $1,423

   Because of the annual distribution (12b-1) fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

FINANCIAL HIGHLIGHTS--MONEY MARKET FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following financial highlights for the periods or years ended December 31, 1997 and 1998 were audited by the Trust's independent auditors, KPMG LLP. The financial highlights for the periods or years ended December 31, 1994, 1995 and 1996 were audited by the Trust's former auditors. KPMG LLP's report is included in the Trust's 1998 Annual Report to Shareholders and is incorporated by reference into (considered a legal part of) the Statement of Additional Information.

              NET ASSET            DISTRIBUTIONS TO  NET ASSET
               VALUE,      NET       SHAREHOLDERS     VALUE,
 YEAR ENDED   BEGINNING INVESTMENT     FROM NET       END OF   TOTAL
DECEMBER 31,  OF PERIOD   INCOME   INVESTMENT INCOME  PERIOD   RETURN EXPENSES
------------  --------- ---------- ----------------- --------- ------ --------
INVESTMENT SHARES
Money Market
1998            $1.00     $0.05         $(0.05)        $1.00   5.03%   0.60%
1997             1.00      0.05          (0.05)         1.00   5.07%   0.61%
1996             1.00      0.05          (0.05)         1.00   4.90%   0.63%
1995             1.00      0.05          (0.05)         1.00   5.48%   0.63%
1994             1.00      0.04          (0.04)         1.00   3.76%   0.61%
Ohio Municipal Money Market
1998            $1.00     $0.03         $(0.03)        $1.00   2.97%   0.57%
1997             1.00      0.03          (0.03)         1.00   3.17%   0.55%
1996             1.00      0.03          (0.03)         1.00   3.04%   0.52%
1995             1.00      0.03          (0.03)         1.00   3.47%   0.52%
1994             1.00      0.02          (0.02)         1.00   2.31%   0.55%
U.S. Treasury Money Market
1998            $1.00     $0.05         $(0.05)        $1.00   4.85%   0.50%
1997             1.00      0.05          (0.05)         1.00   4.95%   0.52%
1996             1.00      0.05          (0.05)         1.00   4.87%   0.52%
1995             1.00      0.05          (0.05)         1.00   5.43%   0.53%
1994             1.00      0.04          (0.04)         1.00   3.68%   0.52%
------------------------------------------------------------------------------

(a) This voluntary expense decrease, as a result of waivers by the Adviser and/or Distributor, is reflected in both the expense and net investment income ratios shown above.

                       NET      NET ASSETS,
 EXPENSE WAIVER/    INVESTMENT END OF PERIOD
 REIMBURSEMENT(a)     INCOME   (000 OMITTED)
 ----------------   ---------- -------------


       0.15%         4.89%      $272,374
       0.15%         4.96%       140,385
        --           4.80%        97,557
       0.03%         5.30%        91,288
       0.02%         3.85%        41,629

       0.20%         2.93%      $133,295
       0.22%         3.13%        82,897
       0.12%         3.00%        74,102
       0.20%         3.42%        55,469
       0.19%         2.30%        37,134

       0.15%         4.74%      $ 54,522
       0.15%         4.85%        57,758
       0.15%         4.77%        47,884
       0.18%         5.28%        38,973
       0.17%         3.66%        20,390
 ------------------------------------------

FINANCIAL HIGHLIGHTS--EQUITY FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following financial highlights for the periods or years ended December 31, 1997 and 1998 were audited by the Trust's independent auditors, KPMG LLP. The financial highlights for the periods or years ended December 31, 1994, 1995 and 1996 were audited by the Trust's former auditors. KPMG LLP's report is included in the Trust's 1998 Annual Report to Shareholders and is incorporated by reference into (considered a legal part of) the Statement of Additional Information.

                                                                                DISTRIBUTIONS TO
                                                               DISTRIBUTIONS TO   SHAREHOLDERS
                NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET
                 VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN
  YEAR ENDED    BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT
 DECEMBER 31,   OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS
 -------------  --------- ---------- -------------- ---------- ---------------- ----------------
 INVESTMENT SHARES
 GROWTH
 1998            $43.46     $0.19        $ 7.67       $ 7.86        $(0.17)          $(1.21)
 1997             33.96      0.19         11.63        11.82         (0.20)           (2.12)
 1996             30.81      0.31          4.73         5.04         (0.33)           (1.56)
 1995             26.31      0.35          7.61         7.96         (0.35)           (3.11)
 1994             26.16      0.33          0.22         0.55         (0.33)           (0.07)
 Income Equity
 1998            $36.29     $0.98        $ 5.29       $ 6.27        $(0.99)          $(0.71)
 1997*            31.20      0.65          5.72         6.37         (0.63)           (0.65)
------------------------------------------------------------------------------------------------

 * Reflects operations for the period from May 1, 1997 (date of initial public investment) to December 31, 1997.
 + Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) Not annualized.
(b) Computed on an annualized basis.

(c) This voluntary expense decrease, as a result of a waiver by the Adviser, is reflected in both the expense and net investment income ratios shown above.

               NET ASSET
                VALUE,                            NET                        NET ASSETS,  PORTFOLIO
    TOTAL       END OF    TOTAL                INVESTMENT  EXPENSE WAIVER/  END OF PERIOD TURNOVER
DISTRIBUTIONS   PERIOD   RETURN+    EXPENSES     INCOME    REIMBURSEMENT(c) (000 OMITTED)   RATE
-------------  --------- -------    --------   ----------  ---------------- ------------- ---------
   $(1.56)      $49.76   18.25%      1.04%       0.37%            --           $16,501       11%
    (2.31)       43.46   35.04%      1.05%       0.48%            --             5,485       12%
    (1.89)       33.96   16.43%      1.08%       0.93%            --             4,285       21%
    (3.46)       30.81   30.40%      1.11%       1.08%           0.05%           3,777       37%
    (0.40)       26.31    2.08%      1.13%       1.27%           0.04%           3,212       42%

   $(1.70)      $40.86   17.56%      1.06%       2.58%            --           $ 1,885       13%
    (1.28)       36.29   16.09%(a)   1.08%(b)    2.76%(b)         --               279       24%
---------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INCOME FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following financial highlights for the periods or years ended December 31, 1997 and 1998 were audited by the Trust's independent auditors, KPMG LLP. The financial highlights for the periods or years ended December 31, 1994, 1995 and 1996 were audited by the Trust's former auditors. KPMG LLP's report is included in the Trust's 1998 Annual Report to Shareholders and is incorporated by reference into (considered a legal part of) the Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS      INCOME+
------------  --------- ---------- -------------- ---------- ---------------- ---------------- -------------
INVESTMENT SHARES
OHIO TAX-FREE
1998           $21.73     $0.93        $ 0.11       $ 1.04        $(0.93)          $(0.02)           --
1997            21.48      0.98          0.25         1.23         (0.97)          $(0.01)           --
1996            21.77      0.96         (0.29)        0.67         (0.96)             --             --
1995            20.50      0.96          1.27         2.23         (0.96)             --             --
1994            22.04      0.94         (1.56)       (0.62)        (0.92)             --             --
FIXED INCOME SECURITIES
1998           $21.41     $1.20        $ 0.66       $ 1.86        $(1.21)          $(0.28)           --
1997            20.95      1.25          0.47         1.72         (1.26)             --             --
1996            21.78      1.29         (0.83)        0.46         (1.29)             --             --
1995            19.70      1.29          2.09         3.38         (1.30)             --             --
1994            22.04      1.23         (2.29)       (1.06)        (1.28)             --             --
MORTGAGE SECURITIES
1998(b)        $ 8.26     $0.48        $ 0.01       $ 0.49        $(0.48)             --             --
1997(b)          8.08      0.50          0.17         0.67         (0.49)             --             --
1996(b)          8.12      0.53         (0.04)        0.49         (0.53)             --             --
1995(b)          6.70      0.55          1.46         2.01         (0.55)             --          $(0.04)
1994(b)          9.94      0.87         (3.19)       (2.32)        (0.91)             --           (0.01)
------------------------------------------------------------------------------------------------------------

   +Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.
  ++Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.

(a) This voluntary expense decrease, as a result of waivers by the Adviser and/or Distributor, is reflected in both the expense and net investment income ratios shown above.

(b) Per share information presented is based upon the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

               NET ASSET                                                 NET ASSETS,
                VALUE,                         NET                         END OF     PORTFOLIO
    TOTAL       END OF     TOTAL            INVESTMENT EXPENSE WAIVER/     PERIOD     TURNOVER
DISTRIBUTIONS   PERIOD   RETURNS++ EXPENSES   INCOME   REIMBURSEMENT(a) (000 OMITTED)   RATE
-------------  --------- --------- -------- ---------- ---------------- ------------- ---------
   $(0.95)      $21.82      4.90%   0.98%      4.25%          --           $1,519         9%
    (0.98)       21.73      5.88%   0.97%      4.47%          --            1,468        14%
    (0.96)       21.48      3.20%   1.01%      3.24%          --            1,900         6%
    (0.96)       21.77     11.10%   1.03%      4.49%         0.08%          2,163        13%
    (0.92)       20.50     (2.83%)  1.02%      4.43%         0.04%          2,307        12%

   $(1.49)      $21.78      8.93%   0.95%      5.53%          --           $1,586        47%
    (1.26)       21.41      8.54%   0.95%      6.01%          --            1,615       116%
    (1.29)       20.95      2.32%   0.99%      6.12%          --            1,851        16%
    (1.30)       21.78     17.63%   1.02%      6.17%         0.05%          2,176        20%
    (1.28)       19.70     (4.88%)  1.00%      6.01%         0.04%          1,958        23%

   $(0.48)      $ 8.27      6.09%   0.88%      5.84%         0.45%         $1,068        17%
    (0.49)        8.26      8.54%   0.91%      6.16%         0.45%          1,082        63%
    (0.53)        8.08      6.25%   0.92%      6.57%         0.53%          1,666        90%
    (0.59)        8.12     31.13%   0.76%      7.40%         0.73%          2,008       194%
    (0.92)        6.70    (24.72%)  1.13%     10.91%         0.37%          4,259        91%
-----------------------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following financial highlights for the seven-month period ended December 31, 1998 and the six-month period ended May 31, 1998 were audited by the Trust's independent auditors, KPMG LLP. The financial highlights for the periods or years ended December 31, 1994, 1995, 1996 and 1997 have been derived from the financial statements for the Consumer Class of shares of the FMB Michigan Tax-Free Bond Fund and the FMB Intermediate Government Income Fund (the "FMB Funds"), the funds which were reorganized to create the Michigan Tax-Free Fund and the Intermediate Government Income Fund, respectively on April 6, 1998. KPMG LLP's report is included in the Trust's 1998 Annual Report to Shareholders and is incorporated by reference into (considered a legal part of) the Statement of Additional Information.

                                                                                 DISTRIBUTIONS TO
                                                                DISTRIBUTIONS TO   SHAREHOLDERS
                 NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET
                  VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN
                 BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT
PERIOD ENDED(A)  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS
---------------  --------- ---------- -------------- ---------- ---------------- ----------------
INVESTMENT SHARES
MICHIGAN TAX-FREE
1998(c)           $10.97     $0.28        $0.06        $0.34         $(0.30)          $(0.02)
1998(d)            10.89      0.24         0.06         0.30          (0.22)             --
1997(e)            10.79      0.47         0.10         0.57          (0.47)             --
1996(e)            10.79      0.48          --          0.48          (0.48)             --
1995(e)             9.97      0.49         0.82         1.31          (0.49)             --
1994(e)            10.61      0.47        (0.63)       (0.16)         (0.47)           (0.01)
INTERMEDIATE GOVERNMENT INCOME
1998(c)           $10.24     $0.31        $0.20        $0.51         $(0.33)             --
1998(d)            10.16      0.28         0.05         0.33          (0.25)             --
1997(e)            10.13      0.57         0.02         0.59          (0.56)             --
1996(e)            10.24      0.57        (0.10)        0.47          (0.58)             --
1995(e)             9.66      0.61         0.58         1.19          (0.61)             --
1994(e)            10.46      0.57        (0.80)       (0.23)         (0.57)             --
-------------------------------------------------------------------------------------------------

+ Based on net asset value, which does not reflect the sales load or contingent deferred sales charge, if applicable.
(a) The fiscal year end of Huntington Michigan Tax-Free Fund and Huntington Intermediate Government Income Fund was changed from November 30 to May 31, and subsequently to December 31 to coincide with the other Huntington Funds.

(b) This voluntary expense decrease, as a result of waivers by the Adviser and/or Distributor, is reflected in both the expense and net investment income ratios shown above.

(c) Seven months ended December 31.
(d) Six months ended May 31.
(e) Year ended November 30.
(f) Expense ratios reflect operating expenses in effect during the period prior to and subsequent to the reorganization with the FMB Funds.
(g) Computed on an annualized basis.
(h) Not annualized.

               NET ASSET                                                        NET ASSETS,
                VALUE,                               NET                          END OF     PORTFOLIO
    TOTAL       END OF    TOTAL                   INVESTMENT  EXPENSE WAIVER/     PERIOD     TURNOVER
DISTRIBUTIONS   PERIOD   RETURNS+   EXPENSES        INCOME    REIMBURSEMENT(B) (000 OMITTED)   RATE
-------------  --------- --------   --------      ----------  ---------------- ------------- ---------

   $(0.32)      $10.99     3.14%(h)  0.92%(g)       4.32%(g)       0.07%(g)       $8,764         7%(h)
    (0.22)       10.97     2.75%(h)  1.00%(f)(g)    4.30%(g)       0.21%(g)        9.946         2%(h)
    (0.47)       10.89     5.47%     0.98%          4.41%          0.37%           9,426         7%
    (0.48)       10.79     4.61%     0.84%          4.55%          0.56%           9,050        16%
    (0.49)       10.79    13.21%     0.70%          4.62%          0.48%          12,619        35%
    (0.48)        9.97    (1.49%)    0.51%          4.50%          0.68%          12,249        22%

   $(0.33)      $10.42     5.06%(h)  0.94%(g)       5.13%(g)       0.05%(g)       $3,084         7%(h)
    (0.25)       10.24     3.31%(h)  1.01%(f)(g)    5.42%(g)       0.09%(g)        3,217        14%(h)
    (0.56)       10.16     5.99%     1.04%          5.66%          0.10%           3,518        28%
    (0.58)       10.13     4.80%     0.95%          5.73%          0.19%           5,230        16%
    (0.61)       10.24    12.64%     0.78%          6.09%           --             7,610        27%
    (0.57)        9.66    (2.23%)    0.83%          6.45%          0.02%           9,718        20%
------------------------------------------------------------------------------------------------------

                           ORGANIZATION OF THE TRUST

   The Trust is organized as a Massachusetts business trust which offers several Funds for investment. As of April 30, 1999, each of the Funds offered by this Prospectus offers two classes of shares: Investment Shares and Trust Shares.

   Trust Shares, which are not offered by this Prospectus, carry no sales charges and are not subject to 12b-1 fees. Trust Shares are only offered to fiduciary, advisory, agency and other similar clients of The Huntington National Bank, its affiliates or correspondent banks. Investment Shares, which are offered to all types of investors, carry a front-end sales charge, except with respect to the Money Market Funds, and are subject to 12b-1 fees. Each share class bears Fund expenses based on its proportional share of assets, except that 12b-1 fees are borne entirely by Investment Shares.

                           DISTRIBUTION OF THE FUNDS

   SEI Investments Distribution Co., whose address is One Freedom Valley Road, Oaks, Pennsylvania 19456, serves as the Distributor of the Funds offered by this Prospectus.

   In connection with the sale of Investment Shares, the Distributor collects the applicable sales charge and, if the sale is made through a registered broker-dealer, generally pays the selling broker-dealer up to 90% of that amount. The Distributor retains any portion not paid to a broker-dealer. The Distributor may use these funds to pay banks for providing sales and/or administrative services on behalf of its customers who purchase Investment Shares.

DISTRIBUTION PLAN (12B-1 FEES)

   Consistent with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution Plan which permits the Trust pay to brokers, dealers and other financial institutions distribution and/or administrative services fees (so-called 12b-1 fees) in connection with the sale and distribution of Investment Shares and the provision of shareholder services. Because these fees are paid out of a Fund's assets on an on-going basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

   For the Mortgage Securities Fund, the maximum 12b-1 fee is 0.50% of the Fund's Investment Shares average daily net assets. For each of the other Funds offered by this Prospectus, the maximum 12b-1 fee is 0.25% of the applicable Fund's Investment Shares average daily net assets. In each case, fees are accrued daily, payable quarterly and calculated on an annual basis.

                       ABOUT PURCHASING INVESTMENT SHARES

   You may purchase Investment Shares of the Funds offered by this Prospectus on any business day when both the Federal Reserve Bank and the New York Stock Exchange are open. In connection with the sale of a Fund's Investment Shares, the Distributor may from time to time offer certain items of nominal value to any shareholder.

WHAT SHARES COST

   The offering price of an Investment Share is its net asset value (determined after the order is considered received), plus any applicable sales charge. The Trust calculates the net asset value per share for each Fund offered by this Prospectus as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

   The Trust attempts to stabilize the net asset value per share for each of the Money Market Funds at $1.00 per share by valuing its portfolio securities using the amortized cost method. The Trust calculates net asset value for each of the other Funds offered by this Prospectus by valuing securities held based on market value. These valuation methods are more fully described in the Trust's Statement of Additional Information.

  SALES CHARGES AND QUANTITY DISCOUNTS

 Growth Fund

                                          SALES
                               SALES      CHARGE
                            CHARGE AS A    AS A
                            PERCENTAGE  PERCENTAGE
                             OF PUBLIC    OF NET
AMOUNT OF                    OFFERING     AMOUNT
TRANSACTION                    PRICE     INVESTED
-----------                 ----------- ----------
$100,000-$249,999.........     3.50%      3.63%
$250,000-$499,999.........     2.50%      2.56%
$500,000-$749,999.........     1.50%      1.52%
$750,000-$1,000,000.......     0.75%      0.76%
Over $1,000,000...........     0.25%      0.25%

Mortgage Securities Fund, Ohio Tax-
Free Fund, Michigan Tax-Free Fund,
Fixed Income Securities Fund and
Intermediate Government
Income Fund


                                        SALES
                            SALES       CHARGE
                          CHARGE AS A    AS A
                          PERCENTAGE  PERCENTAGE
                           OF PUBLIC    OF NET
AMOUNT OF                  OFFERING     AMOUNT
TRANSACTION                  PRICE     INVESTED
-----------               ----------- ----------
Under $500,000...........    2.00%      2.04%
$500,000-$749,999........    1.50%      1.52%
$750,000-$999.999........    0.75%      0.76%
Over $1,000,000..........    0.00%      0.00%

Income Equity Fund

                                       SALES
                             SALES     CHARGE
                         CHARGE AS A    AS A
                          PERCENTAGE  PERCENTAGE
                           OF PUBLIC    OF NET
AMOUNT OF                  OFFERING     AMOUNT
TRANSACTION                  PRICE     INVESTED
-----------               ----------- ----------
Under $50,000............     5.50%      5.82%
$50,000-$99,999..........     4.50%      4.71%
$100,000-$249.999........     3.50%      3.63%
$250,000-$499,999........     2.75%      2.83%
$500,000-$1,000,000......     2.00%      2.04%
Over $1,000,000..........     0.00%      0.00%
Under $100,000...........     4.00%      4.17%

Money Market Funds

 No Sales Charges Apply

   Quantity discounts and other reductions may also apply in certain special situations described below. If you think you qualify, please call The Huntington Funds at (800) 253-0412. The Distributor will reduce or eliminate the sales charge, as applicable, once it confirms your qualification.

NO SALES CHARGES WILL APPLY TO PURCHASES MADE:

  . Through the automatic reinvestment of dividends and capital gains distributions

  . By current Trustees and officers of the Trust, their spouses and immediate family members

  . By current officers, directors and employees of Huntington Bancshares
    Incorporated (HBI) or its subsidiaries, their spouses and immediate family members

  . By retired officers and employees of HBI or its subsidiaries and their spouses

  . By participants in certain financial services programs offered by HBI banking subsidiaries

  . By members of certain affinity groups which have entered into arrangements with the Adviser or the Distributor

  . By investors who have sold shares of an Equity or Income Fund within the last 30 days (not available more than once)

REDUCED SALES CHARGES (BASED ON THE QUANTITY DISCOUNTS NOTED ABOVE) WILL APPLY TO PURCHASES MADE:

  . By investors whose multiple investments over time in the same Fund total an amount subject to a quantity discount

  . By investors whose investment in a Fund, plus investments by their spouse and children under 21 made at the same time, totals an amount subject to a quantity discount

  . By investors who sign a letter of intent to invest at least $100,000 total in the Equity Funds within a 13-month period

  . By investors who sign a letter of intent to invest at least $500,000 total in the Income Funds within a 13-month period

  . By investors whose investments in multiple Funds at the same time total an amount subject to a quantity discount

  . By trustees or fiduciaries whose investments on behalf of a single trust estate or fiduciary account total an amount subject to a quantity discount

   More information about these reductions is provided in the Statement of Additional Information.

NOTES ABOUT PURCHASES

   In order to purchase Investment Shares on a particular day, the Trust must receive payment before 4:00 p.m. (Eastern Time) that day. You will begin earning dividends on the day of your investment in the Money Market Fund or the U.S. Treasury Money Market Fund if the Trust receives payment before 1:00 p.m. (Eastern Time). The applicable cut-off time for the Ohio Municipal Money Market Fund is 10:30 a.m. (Eastern Time).

   The Trust reserves the right to suspend the sale of shares of any of the Funds temporarily and the right to refuse any order to purchase shares of any of the Funds.

   If the Trust receives insufficient payment for a purchase, it will cancel the purchase and may charge you a fee. In addition, you will be liable for any losses incurred by the Trust in connection with the transaction.

                         HOW TO BUY INVESTMENT SHARES

 1.MINIMUM INVESTMENT REQUIREMENTS:

   . $1,000 for initial investments outside the Systematic Investment Program

   . $50 for initial investments through the Systematic Investment Program

   . $50 for subsequent investments

 2.CALL

   . The Huntington Funds at (800) 253-0412

   . The Huntington Investment Company at (800) 322-4600

   . Your Huntington Personal Banker

 3. MAKE PAYMENT

   . By check payable to the applicable Huntington Fund--Investment Shares to:

    The Huntington Funds
    c/o The Huntington National Bank
    41 South High Street
    Columbus, Ohio 43287

                                       OR

    (The Trust will treat your order as having been received once payment is converted to federal funds by the Trust's transfer agent)

   . By federal funds wire to:

    The Huntington National Bank
    ABA 044000024
    Trust Department
    Account Number 01891160404
    Huntington Retail
    Attention: Shareholder Services

    (The Trust will treat your order as having been received immediately upon receipt by the Trust's transfer agent)

                                       OR

   . Through the Systematic Investment Program

    (Once you become a participant in the Program, your investments will be made automatically at your requested intervals)
    Other methods of acceptable payment are discussed in the Statement of Additional Information.

 Systematic Investment Program

    You may invest on a regular basis in Investment Shares of one or more Funds offered by this Prospectus through the Systematic Investment Program. To participate, you must open an account with the Trust by calling (800) 253-0412 and invest at least $50 at periodic intervals.

    Once you have signed up for the Program, the Trust will automatically withdraw money from your bank account and invest it in Investment Shares of the Fund or Funds you specify. Your participation in the Program may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

               ABOUT EXCHANGING INVESTMENT SHARES AMONG THE FUNDS

    On any business day when both the Federal Reserve Banks and the New York Stock Exchange are open, you may exchange Investment Shares of any Huntington Fund for Investment Shares of any other Huntington Fund offering such shares. The Trust makes these exchanges at net asset value (determined after the order is considered received), plus any applicable sales charges.


  Exchange Out                      Exchange                    Sales
       Of                             Into                      Charge
  ------------                      --------                    ------
  Any Money                      Any Money                    NO
  Market Fund                    Market Fund

  Any Money                      Any Equity                   YES--See "What
  Market Fund                    or Income Fund               Shares Cost"

  Any Income or                  Any Money                    NO
  Equity Fund                    Market, Equity
                                 or Income Fund

Notes About Exchanges

   In order to exchange Investment Shares on a particular day, the Trust must receive your request before 3:00 p.m. (Eastern Time) that day.

   The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days' prior notice.

   An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of a Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

   The Statement of Additional Information contains more information about exchanges.

                       HOW TO EXCHANGE INVESTMENT SHARES

 1.SATISFY THE MINIMUM ACCOUNT BALANCE REQUIREMENTS

   . You must maintain the required minimum account balance in the Fund out of which you are exchanging shares.

 2.CALL (YOU MUST HAVE COMPLETED THE APPROPRIATE SECTION ON YOUR ACCOUNT APPLICATION)

   . The Huntington Funds at (800) 253-0412

   . The Huntington Investment Company at (800) 322-4600

   . Your Huntington Personal
     Banker

   OR

   WRITE

   . The Huntington Funds

    c/o The Huntington National Bank
    41 South High Street
    Columbus, Ohio 43287

 3.PROVIDE THE REQUIRED INFORMATION

   . Name of the Fund from which you wish to make the exchange (exchange OUT
     OF)

   . Specify the Investment Shares
     class

   . Your account number

   . The name and address on your account

   . The dollar amount or number of shares to be exchanged

   . Name of the Fund into which you wish to make the exchange (exchange
     INTO)

   . Your signature (for written
     requests)

    (For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a signature guarantee in order to make an exchange)

                       ABOUT REDEEMING INVESTMENT SHARES

   You may redeem Investment Shares of the Funds offered by this Prospectus on any business day when both the Federal Reserve Banks and the New York Stock Exchange are open. The price at which the Trust will redeem an Investment Share will be its net asset value (determined after the order is considered received). The Trust calculates the net asset value per share for each Fund offered by this Prospectus as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

NOTES ABOUT REDEMPTIONS

   In order to redeem Investment Shares of the Money Market Fund or the U.S. Treasury Money Market Fund on a particular day, the Trust must receive your request before 1:00 p.m. (Eastern Time) that day. The applicable cut-off time is 10:30 a.m. (Eastern Time) for the Ohio Municipal Money Market Fund and 3:00 p.m. (Eastern Time) for each of the Equity and Income Funds.

   For shareholders who request redemptions prior to the applicable cut-off time for the Fund being redeemed, usually the proceeds will be wired or a check will be mailed on the same day; for redemption requests received after the applicable cut-off time, usually proceeds will be wired or a check will be mailed the following business day after net asset value is next determined. Redemption requests made through The Huntington Investment Company or a Huntington Personal Banker will be promptly submitted to the Trust. Proceeds are wired to an account designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder's address of record.

   To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of shares of any of the Funds temporarily under extraordinary market conditions such as market closures or suspension of trading by the Securities and Exchange Commission. The Trust also reserves the right to postpone payment for more than seven days where payment for shares to be redeemed has not yet cleared.

   The Trust may terminate or modify the methods of redemption at any time. In such case, you will be promptly notified.

                        HOW TO REDEEM INVESTMENT SHARES

 1.CALL (YOU MUST HAVE COMPLETED THE APPROPRIATE SECTION ON YOUR ACCOUNT
   APPLICATION)

   . The Huntington Funds at (800) 253-0412;

   . The Huntington Investment Company at (800) 322-4600; or

   . your Huntington Personal
     Banker.

    OR

   WRITE

   . The Huntington Funds

    c/o The Huntington National Bank
    41 South High Street
    Columbus, Ohio 43287

    OR

   FAX (AND CONFIRM BY TELEPHONE)

   . The Huntington Funds at (614) 480-5516

   . The Huntington Investment Company at (614) 480-4682

    OR

   WRITE A CHECK (MONEY MARKET FUND SHARES ONLY)

   . In an amount of at least $250 from your Money Market Fund checking account

    (You may not use a check to close an account)

 2.PROVIDE THE REQUIRED INFORMATION

   . The name of the Fund from which you wish to redeem shares

   . Specify the Investment Shares
     class

   . Your account number

   . The name and address on your account

   . The dollar amount or number of shares you wish to redeem

   . Your signature (for written
     requests)

    (If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a signature guarantee in order to redeem)

 SYSTEMATIC WITHDRAWAL PROGRAM

    You may choose to receive periodic payments from redemptionsof Investment Shares of one or more Funds you hold through the Systematic Withdrawal Program. To participate, you must have an account balance with the Trust of at least $10,000. Once you have signed up for the Program by calling the Trust, The Huntington Investment Company or your Personal Banker, the Trust will automatically redeem shares from your account and electronically send the proceeds to the bank account you specify.

 REDEMPTION OF ACCOUNTS WITH BALANCES UNDER $1,000

    Due to the high cost of maintaining accounts with low balances, if your Investment Shares account balance in any one Fund falls below $1,000, the Trust may choose to redeem those shares and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in a Fund's net asset value. If the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance.

                            MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. Huntington, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Funds pursuant to investment advisory agreements with the Trust.

INVESTMENT ADVISER

   Subject to the supervision of the Trustees, Huntington provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds. During the fiscal year ended December 31, 1998, the Trust paid Huntington management fees as a percentage of average net assets as follows:

  Money Market Fund..........................................  0.28%
  Ohio Municipal Money Market Fund...........................  0.25%
  U.S. Treasury Money Market Fund............................  0.20%
  Growth Fund................................................  0.60%
  Income Equity Fund.........................................  0.60%
  Mortgage Securities Fund...................................  0.30%
  Ohio Tax-Free Fund.........................................  0.50%
  Michigan Tax-Free Fund.....................................  0.43%
  Fixed Income Securities Fund...............................  0.50%
  Intermediate Government Income Fund........................  0.45%

   Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. With $27 billion in assets as of December 31, 1998, HBI is a major Midwest regional bank holding company. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington is responsible for $24.5 billion of assets, and has investment discretion over approximately $10 billion of that amount.

   Huntington has served as a mutual fund investment adviser since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

   Through April, 1998, Piper Capital Management, Inc. ("Piper"), whose former address was 222 South Ninth Street, Minneapolis, Minnesota 55402, served as subadviser to the Mortgage Securities Fund.

The Sub-Investment Advisory Agreement between Huntington and Piper was automatically terminated upon the acquisition of Piper's parent company by U.S. Bancorp at the end of April, 1998.

PORTFOLIO MANAGERS

   James M. Buskirk, Chief Investment Officer of Huntington, has been the portfolio manager of the Income Equity Fund since 1990. As Chief Investment Officer of Huntington, Mr. Buskirk has ultimate responsibility for all investment management activities. He brings more than 20 years of investment experience to Huntington. His background includes extensive experience in managing both personal and employee benefit balanced portfolios for a major investment advisory company and bank holding company. Mr. Buskirk is a Chartered Financial Analyst. He received his undergraduate degree in Finance from the Ohio State University and his MBA from the University of Oregon.

   Duane J. Carpenter, an Assistant Vice President of Huntington, has been a portfolio manager of the Intermediate Government Income Fund, previously FMB Intermediate Government Income Fund, since December, 1991; and the Michigan Tax-Free Fund, previously FMB Michigan Tax-Free Bond Fund, since July, 1997. Mr. Carpenter began co-managing the Mortgage Securities Fund in April 1998. Mr. Carpenter has more than 14 years of investment management experience, and has been employed by Huntington or First Michigan Bank since 1984. Mr. Carpenter is a graduate of Hope College, Holland, Michigan.

   William G. Doughty, a Vice President of Huntington, has been the portfolio manager of the Ohio Tax-Free Fund since its inception in 1988. Mr. Doughty has more than 25 years of experience in the investment field. He is responsible for fixed income portfolio management and heads the fixed income trading operation at Huntington. Mr. Doughty is a graduate of Franklin University with a degree in Business Administration and has an MBA from the University of Dayton.

   Philip H. Farrington, a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since April of 1994. Mr. Farrington has more than 30 years of investment management experience. He has held the positions of Chief Investment Officer, Portfolio Manager, and Director of Research for major banks and asset management companies. He is a member of the equity management team at Huntington. Mr. Farrington is a graduate of Harvard University.

   Stephen M. Geis, a Vice President of Huntington, has been the portfolio manager of the Short/Intermediate Fixed Income Securities Fund and the Fixed Income Securities Fund since October 1989. Mr. Geis began co-managing the Mortgage Securities Fund in April 1998. Mr. Geis, a Chartered Financial Analyst, serves as Huntington's senior fixed income manager. Prior to joining Huntington in 1988, he spent nearly ten years as a fixed income manager for a major insurance company and treasurer of a regional bank. Mr. Geis received his undergraduate degree from the College of Wooster, his MBA from the University of Dayton, and his Juris Doctor from Capital University.

   James Gibboney, Jr., a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since November of 1993. Mr. Gibboney, a Chartered Financial Analyst, serves as one of Huntington's balanced portfolio managers. Prior to joining Huntington in 1989, he gained more than 12 years of investment management experience as portfolio manager for a major investment firm, a trust company, and a state government agency. He received his undergraduate degree in Finance from the Ohio State University and an MBA from Xavier University.

                          DIVIDENDS AND DISTRIBUTIONS

   The Money Market Funds declare dividends on investment income daily and pay them monthly. These Funds also make distributions of net capital gains, if any, at least annually.

   Each of the other Funds offered by this Prospectus declares and pays dividends on investment income monthly. These Funds also make distributions of net capital gains, if any, at least annually.

DISTRIBUTION OPTIONS

   All dividends and distributions payable to a holder of Investment Shares will be automatically reinvested in additional Investment Shares of the income-producing Fund, unless the shareholder makes an alternative election. Shareholders of any of the Funds offered by this Prospectus may choose to receive all distributions in cash. Shareholders of any of the Equity or Income Funds offered by this Prospectus may choose to reinvest capital gains distributions, but receive all other distributions in cash.

                                TAX CONSEQUENCES

   There are many important tax consequences associated with investment in the Funds offered by this Prospectus. Please read the summary below and consult your tax advisor regarding the specific federal, state and local tax consequences applicable to your investment.

FEDERAL INCOME TAXES

   Each of the Funds offered by this Prospectus intends to distribute to shareholders dividends of its net investment income and distributions of capital gains. The income dividends distributed by the Ohio Municipal Money Market Fund, the Ohio Tax-Free Fund and the Michigan Tax-Free Fund are generally intended to be tax-exempt. For any portion of these Funds not invested in tax-exempt securities, and for all other Funds offered by this Prospectus, distributions of income, whether or not they are reinvested in Fund shares, may be subject to federal income tax. In addition, if you are subject to the alternative minimum tax, you will have to pay tax on any portion of income dividends attributable to investments in certain "private activity" bonds.

   For all of the Funds offered by this Prospectus, capital gains distributions may be subject to federal taxation. The rate at which you may be taxed can vary depending on the length of time a Fund holds a security.

   An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales of Fund shares, any gain on the transaction will be subject to federal income tax.

STATE INCOME TAXES

   In addition to the exemption from federal income taxes, the income dividends distributed by the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund are generally intended to be exempt from Ohio personal income taxes. Similarly, the income dividends distributed by the Michigan Tax-Free Fund are generally intended to be exempt from Michigan city and state personal income taxes and the Michigan single business tax. For any portion of these Funds not invested in tax-exempt securities, distributions of income dividends may be subject to state taxation.

   For copies of Annual or Semi-Annual Reports, the Statement of Additional Information, other information or for any other inquiries:

Call (800) 253-0412

Write

   The Huntington Funds
   41 South High Street
   Columbus, OH 43287

Log on to the Internet

   The Huntington National Bank maintains a website, http://www.huntington.com, with information relating to The Huntington Funds. The SEC's website, http://www.sec.gov, contains text-only versions of The Huntington Funds documents.

Contact the SEC

   Call (800) SEC-0330 about visiting the SEC's Public Reference Room in Washington D.C. to review and copy information about the Funds.

   Alternatively, you may send your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

   More information about the Funds is available free upon request, including the following:

Annual and Semi-Annual Reports

   The Semi-Annual Report includes unaudited information about the performance of the Funds, portfolio holdings and other financial information. The Annual Report includes similar audited information as well as a letter from the Huntington Funds portfolio managers discussing recent market conditions, economic trends and investment strategies that significantly affected performance during the last fiscal year.

Statement of Additional Information

   Provides more detailed information about the Funds and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (considered a legal part of) this Prospectus.

     THE HUNTINGTON NATIONAL BANK, a subsidiary of Huntington Bancshares Incorporated, is the Investment Adviser, Administrator, Custodian and Recordkeeper of Huntington Funds.

     SEI INVESTMENT DISTRIBUTION CO. is the Distributor and is not affiliated with The Huntington National Bank.

[LOGO]  Huntington Funds

Huntington Funds Shareholder Services: 1-800-253-0412
Huntington Investment Company, Member NASD: 1-800-322-4600
- Not FDIC Insured     - No Bank Guarantee     - May Lose Value

   SEC File No. 811-5010

                            TRUST SHARES PROSPECTUS

                                 APRIL 30, 1999

                                   [Artwork]

                            [logo] Huntington Funds


   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed upon the adequacy or accuracy of the information contained in this Prospectus. It is a criminal offense to state otherwise.

   Also, like other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency.

   Huntington Funds, formerly known as Monitor Funds, are a series of mutual funds advised by professional portfolio managers at The Huntington National Bank.

MONEY MARKET FUNDS
Huntington Money Market Fund
Huntington Ohio Municipal Money Market Fund
Huntington U.S. Treasury Money Market Fund

EQUITY FUNDS
Huntington Growth Fund
Huntington Income Equity Fund

INCOME FUNDS
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Michigan Tax-Free Fund
Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Short/Intermediate Fixed Income Securities Fund

   In connection with the offering made by this Prospectus, The Huntington Funds have not authorized any person to give any information or to make any representations other than those contained in this Prospectus. Consequently, you may not rely upon any such information given or representations made as having been authorized by a Fund or the Distributor. This Prospectus does not constitute an offering by a Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                               TABLE OF CONTENTS

INTRODUCTION TO THE HUNTINGTON FUNDS........................................   1

FUND SUMMARIES..............................................................   1

Money Market Funds..........................................................   1

  Money Market Fund.........................................................   1
  Ohio Municipal Money Market Fund..........................................   2
  U.S. Treasury Money Market Fund...........................................   3

Equity Funds................................................................   3
  Growth Fund...............................................................   3
  Income Equity Fund........................................................   4

Income Funds................................................................   4
  Mortgage Securities Fund..................................................   4
  Ohio Tax-Free Fund........................................................   5
  Michigan Tax-Free Fund....................................................   6
  Fixed Income Securities Fund..............................................   8
  Intermediate Government Income Fund.......................................   8
  Short/Intermediate Fixed Income Securities Fund...........................   9

Principal Investments.......................................................  11

More Fund Information.......................................................  12

RISK/RETURN INFORMATION.....................................................  13
  Money Market Fund.........................................................  13
  Ohio Municipal Money Market Fund..........................................  13
  U.S. Treasury Money Market Fund...........................................  14
  Growth Fund...............................................................  14
  Income Equity Fund........................................................  15
  Mortgage Securities Fund..................................................  15
  Ohio Tax-Free Fund........................................................  16
  Michigan Tax-Free Fund....................................................  16
  Fixed Income Securities Fund..............................................  17
  Intermediate Government Income Fund.......................................  17
  Short/Intermediate Fixed Income Securities Fund...........................  18

FEES AND EXPENSES...........................................................  19

FINANCIAL HIGHLIGHTS........................................................  21

ORGANIZATION OF THE TRUST...................................................  29

DISTRIBUTION OF THE FUNDS...................................................  29

ABOUT PURCHASING TRUST SHARES...............................................  29
  Systematic Investment Program.............................................  31

ABOUT EXCHANGING TRUST SHARES AMONG THE FUNDS...............................  31

ABOUT REDEEMING TRUST SHARES................................................  33
  Redemption of Accounts with Balances Under $1,000.........................  35

MANAGEMENT OF THE TRUST.....................................................  35
  Investment Adviser........................................................  35
  Portfolio Managers........................................................  35

DIVIDENDS AND DISTRIBUTIONS.................................................  36
  Distribution Options......................................................  36

TAX CONSEQUENCES............................................................  37
  Federal Income Taxes......................................................  37
  State Income Taxes........................................................  37

                                  INTRODUCTION
                            TO THE HUNTINGTON FUNDS

   The Huntington Funds offered by this Prospectus are subject to a number of important risks, including:

  . market risk--market values of securities move up and down, sometimes rapidly and unpredictably;

  . investment strategy risk--as market conditions change, the success of a Fund's particular investment strategy will vary;

  . management risk--the Adviser may not be able to achieve a Fund's desired investment objective; and

  . liquidity risk--at any particular time, the Adviser may have difficulty selling a certain security at its expected price.

   In addition, as we enter the new millennium, each of the Funds offered by this Prospectus is subject to year 2000 risk. Year 2000 risk is the risk that a Fund could be adversely affected if the computer systems used by Huntington or other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. When the year 2000 begins, computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. Year 2000 risk also affects the companies in which the Funds invest, communications and public utility companies, governmental entities, financial processors and other companies upon which all investment companies rely.

   Specific risks associated with each Fund are described in the Fund Summaries below. As with all mutual funds, loss of money is a risk of investing.

                                 FUND SUMMARIES

   For convenience, we may refer to The Huntington Funds as "the Trust" and to The Huntington National Bank as "Huntington" or "the Adviser."

   You may only purchase Trust Shares if you have a fiduciary, advisory, agency or other similar account with Huntington or its affiliates or correspondent banks.

                               MONEY MARKET FUNDS


   As with all mutual funds, loss of money is a risk of investing. This is true even for the Money Market Funds which seek to preserve the value of your investment at $1.00 per share.

MONEY MARKET FUND

   INVESTMENT OBJECTIVE--The Money Market Fund seeks to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high quality money market instruments.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests in commercial paper and other short-term money market instruments for the Money Market Fund which are either rated in the highest rating category by a Nationally Recognized Statistical Rating Organization or unrated and deemed to be of comparable quality by the Adviser. In managing the portfolio, the Adviser determines an appropriate maturity range for the Fund (currently between 25 and 60 days) and each individual security held and endeavors to diversify the portfolio across market sectors. In addition, the Adviser analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

   PRINCIPAL RISKS--As a Fund which invests in short-term fixed income securities, the Money Market Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   For more information about the investments or risks of the Money Market Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

OHIO MUNICIPAL MONEY MARKET FUND

   INVESTMENT OBJECTIVE--The Ohio Municipal Money Market Fund seeks to provide income exempt from both federal regular income tax and Ohio personal income taxes while preserving capital and maintaining liquidity.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the Ohio Municipal Money Market Fund in short-term Ohio tax-exempt securities which are either rated in the highest rating category by a Nationally Recognized Statistical Rating Organization or unrated and deemed to be of comparable quality by the Adviser. In managing the portfolio, the Adviser determines an appropriate maturity range for the Fund (currently between 35 and 80 days) and each individual security held and endeavors to diversify the portfolio's holdings within Ohio as much as possible. In addition, the Adviser analyzes cash flows, maturities, settlements, tax payments, yields and credit quality and monitors new issue calendars for potential purchases.

   "Ohio tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the state of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes.

   Fundamental Policy: at least 65% of total assets invested in Ohio tax-exempt securities.

   Fundamental Policy: at least 80% of annual interest income exempt from federal regular income tax. Income which is subject to alternative minimum tax will not be counted towards satisfying this policy.

   PRINCIPAL RISKS--As a non-diversified Fund, the Ohio Municipal Money Market Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, and is therefore subject to:

  . concentration risk--performance is strongly dependent on the economy of the state of Ohio and therefore more vulnerable to unfavorable developments in Ohio than funds that invest in obligations of many states; and

  . Ohio risk--the economy of Ohio is largely concentrated in agriculture, motor vehicles and equipment, steel, rubber products and household appliances, and therefore tends to be more cyclical than some other states and the nation as a whole.

   As a Fund which invests in short-term fixed income securities, the Ohio Municipal Money Market Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   For temporary defensive or liquidity purposes, the Fund may invest in securities, the interest on which is subject to federal income tax or Ohio personal taxes.

   For more information about the investments and risks of the Ohio Municipal Money Market Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

U.S. TREASURY MONEY MARKET FUND

   INVESTMENT OBJECTIVE--The U.S. Treasury Money Market Fund seeks to maximize current income while preserving capital and maintaining liquidity by investing exclusively in obligations issued by the U.S. Government and backed by its full faith and credit and in repurchase agreements with respect to such obligations.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the U.S. Treasury Money Market Fund in short-term obligations of the U.S. government. In managing the portfolio, the Adviser determines an appropriate maturity range for the Fund (currently between 25 and 60 days) and each individual security held. In addition, the Adviser analyzes cash flows, maturities, settlements, tax payments and yields and monitors new issue calendars for potential purchases.

   Fundamental Policy: at least 65% of total assets invested in direct obligations of the U.S. Treasury and repurchase agreements collateralized by such obligations.

   PRINCIPAL RISKS--As a Fund which invests in U.S. Treasury securities, the U.S. Treasury Money Market Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction.

   For more information about the investments and risks of the U.S. Treasury Money Market Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

                                  EQUITY FUNDS


GROWTH FUND

   INVESTMENT OBJECTIVE--The Growth Fund seeks to achieve long-term capital appreciation primarily through investing in equity securities.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser intends to invest in common stock and other equity securities of medium or large companies which it believes offer opportunities for growth. The Adviser frequently invests in established companies which it believes have temporarily depressed prices. In selecting investments, the Adviser reviews historical earnings, revenue and cash flow to identify the best companies in each industry and to evaluate the growth potential of these companies. On an ongoing basis, the Adviser also monitors the Fund's existing positions to determine the benefits of retention.

   Fundamental Policy: at least 65% of total assets invested in equity securities.

   PRINCIPAL RISKS--As a Fund which invests in equity securities, the Growth Fund is subject to:

  . equity risk--stock values can rise and fall quickly and dramatically in response to changes in earnings or other conditions affecting the issuer's profitability. As a result, total returns can fluctuate within a wide range, so an investor could lose money over the short or long term.

   For more information about the investments and risks of the Growth Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

INCOME EQUITY FUND

   INVESTMENT OBJECTIVE--The Income Equity Fund seeks to achieve high current income and moderate appreciation of capital primarily through investment in income-producing equity securities.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser focuses primarily on equity securities which have a history of increasing or paying high dividends. As an additional income source, the Adviser also invests in investment grade corporate debt obligations. At least 65% of the Fund's total assets will be invested in income-producing equity securities. The Adviser selects securities which it believes will maintain or increase the Fund's current income while maintaining a price/earnings ratio below the market.

   In evaluating the current yield of a security, the Adviser considers dividend growth to be most important, followed by capital appreciation. The Adviser actively monitors market activity which impacts dividend decisions. In general, the Fund will sell a security when dividends are no longer expected to increase.

   Fundamental Policy: at least 65% of total assets invested in common stock, securities convertible into common stock and securities deemed by the Adviser to have common stock characteristics.

   PRINCIPAL RISKS--As a Fund which invests in income-producing equity securities, the Income Equity Fund is subject to:

  . equity risk--stock values can rise and fall quickly and dramatically in response to changes in earnings or other conditions affecting the issuer's profitability. As a result, total returns can fluctuate within a wide range, so an investor could lose money over the short or long term; and

  . dividend risk--an issuer's dividend policy may change in response to strategic changes or other management decisions affecting the need for available funds.

   As a Fund which invests in corporate debt obligations, the Income Equity Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   For more information about the investments and risks of the Income Equity Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

                                  INCOME FUNDS


MORTGAGE SECURITIES FUND

   INVESTMENT OBJECTIVE--The Mortgage Securities Fund seeks to achieve current income.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the Mortgage Securities Fund in mortgage-related securities. The Adviser especially focuses on securities which it expects to be less susceptible to prepayment of principal. The Adviser endeavors to maintain a dollar-weighted average portfolio life for the Fund of between three and ten years.

   In making its investment decisions, the Adviser considers various economic factors, Federal Reserve policy, interest rate trends and spreads between different types of fixed income securities. In managing the portfolio, the Adviser monitors the Fund's cash flow, maturities and interest payments and tracks a variety of other Fund and portfolio security statistics.

   "Mortgage-related securities" are securities, including derivative mortgage securities such as collateralized mortgage obligations (CMOs), whose income is generated by payments of principal and interest on pools of mortgage loans.

   Fundamental Policy: at least 65% of total assets invested in mortgage-related securities, including derivative mortgage securities. Collateralized mortgage obligations (CMOs) issued by private entities will not be counted towards satisfying this requirement.

   PRINCIPAL RISKS--As a Fund which invests in mortgage-related securities, the Mortgage Securities Fund is subject to:

  . prepayment risk--as interest rates fall, mortgage-related securities tend to mature earlier than expected as a result of an increase in mortgage refinancing or prepayment, sometimes resulting in a loss on the investment;

  . reinvestment risk--as prepayment increases as a result of lower interest rates, the proceeds from maturing mortgage-related securities will be reinvested at lower interest rates, thus reducing income; and

  . extension risk--as interest rates rise, mortgage-related securities tend to mature later, thus effectively converting shorter-term securities into more volatile long-term securities. This will also affect the Adviser's ability to manage the average life of the Fund.

   The above risks are more pronounced with respect to derivative mortgage securities and can result in reduced liquidity. The principal derivative mortgage securities in which the Mortgage Securities Fund invests are collateralized mortgage obligations (CMOs).

   As a Fund which invests in fixed income securities, the Mortgage Securities Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   From time to time, the Adviser may, as part of its investment strategy, engage in active and frequent trading. Higher portfolio turnover generally results in increased transaction costs and may result in the acceleration of capital gains, each of which may adversely affect the Fund's performance. In addition, short-term capital gains are taxed as ordinary income.

   For more information about the investments and risks of the Mortgage Securities Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

OHIO TAX-FREE FUND

   INVESTMENT OBJECTIVE--The Ohio Tax-Free Fund seeks to provide current income exempt from federal income tax and Ohio personal income taxes.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the Ohio Tax-Free Fund (at least 80% of net assets) in Ohio tax-exempt securities. The securities selected by the Adviser are: (i) rated in one of the top four categories by a Nationally Recognized Statistical Rating Organization; or (ii) not rated, but deemed by the Adviser to be of comparable quality. In addition, these securities will have remaining maturities of no more than 15 years and the Fund's anticipated dollar-weighted average maturity will be between four and ten years. The Adviser also establishes a desired yield level for new issues relative to U.S. Treasury securities.

   In managing the portfolio, the Adviser attempts to diversify the Fund's holdings within Ohio as much as possible. In selecting securities, the Adviser monitors economic activity and interest rate trends, reviews financial information relating to each issuer and looks for attractively priced issues. To determine the tax implications of each portfolio transaction, the Adviser evaluates seasonal cash flows from coupon payments, maturities, settlements and tax payments.

   "Ohio tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the state of Ohio or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Ohio personal income taxes.

   Fundamental Policy: at least 80% of total assets invested in Ohio tax-exempt securities.

   Fundamental Policy: no investment in securities which generate income treated as a preference item for federal alternative minimum tax purposes.

   PRINCIPAL RISKS--As a non-diversified Fund, the Ohio Tax-Free Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, and is therefore subject to:

  . concentration risk--performance is strongly dependent on the economy of the state of Ohio and therefore more vulnerable to unfavorable developments in Ohio than funds that invest in obligations of many states; and

  . Ohio risk--the economy of Ohio is largely concentrated in agriculture, motor vehicles and equipment, steel, rubber products and household appliances, and therefore tends to be more cyclical than some other states and the nation as a whole.

   As a Fund which invests in fixed income securities, the Ohio Tax-Free Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities;

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments; and

  . call risk--as interest rates fall, an issuer may choose to call or repay a security prior to its maturity date, sometimes resulting in a loss on the investment and/or forcing the Fund to reinvest at lower interest rates, thus reducing income.

   For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Ohio personal taxes.

   For more information about the investments and risks of the Ohio Tax-Free Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

MICHIGAN TAX-FREE FUND

   INVESTMENT OBJECTIVE--The Michigan Tax-Free Fund seeks to provide investors with current income exempt from both federal and Michigan personal income taxes.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests substantially all of the assets of the Michigan Tax-Free Fund in Michigan tax-exempt securities. At least 80% of the Fund's annual interest income will be exempt from federal income tax, including the alternative minimum tax. The securities selected by the Adviser for investment will have remaining maturities of no more than 15 years. The Adviser also establishes a desired yield level for new issues relative to U.S. Treasury securities.

   In managing the portfolio, the Adviser attempts to diversify the Fund's holdings within Michigan as much as possible. In selecting securities, the Adviser monitors economic activity and interest rate trends, reviews financial information relating to each issuer and looks for attractively priced issues. To determine the tax implications of each portfolio transaction, the Adviser evaluates seasonal cash flows from coupon payments, maturities, settlements and tax payments.

   "Michigan tax-exempt securities" are debt obligations which (i) are issued by or on behalf of the state of Michigan or its respective authorities, agencies, instrumentalities and political subdivisions, and (ii) produce interest which, in the opinion of bond counsel at the time of issuance, is exempt from federal income tax and Michigan personal income taxes.

   Fundamental Policy: at least 65% of total assets invested in Michigan tax-exempt securities.

   Fundamental Policy: no more than 20% of net assets invested in securities which generate income treated as a preference item for federal alternative minimum tax purposes.

   PRINCIPAL RISKS--As a non-diversified Fund, the Michigan Tax-Free Fund may invest a greater percentage of its assets in the securities of a single issuer than do other mutual funds, and is therefore subject to:

  . concentration risk--performance is strongly dependent on the economy of the state of Michigan and therefore more vulnerable to unfavorable developments in Michigan than funds that invest in obligations of many states; and

  . Michigan risk--the economy of Michigan is principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. It, therefore, tends to be more cyclical than some other states and the nation as a whole.

   As a Fund which invests in fixed income securities, the Michigan Tax-Free Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities;

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments; and

  . call risk--as interest rates fall, an issuer may choose to call or repay a security prior to its maturity date, sometimes resulting in a loss on the investment and/or forcing the Fund to reinvest at lower interest rates, thus reducing income.

   For temporary defensive or liquidity purposes, the Fund may invest in securities the interest on which is subject to federal income tax or Michigan personal income taxes.

   For more information about the investments and risks of the Michigan Tax-Free Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

FIXED INCOME SECURITIES FUND

   INVESTMENT OBJECTIVE--The Fixed Income Securities Fund seeks to achieve high current income through investment in fixed income securities where the average maturity of the Fund will not exceed 10 years.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser principally invests in a combination of corporate debt and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The selection of corporate debt obligations is limited to those: (i) rated in one of the top four categories by a Nationally Recognized Statistical Rating Organization or (ii) not rated, but deemed by the Adviser to be of comparable quality. Within these parameters, the Adviser focuses on securities which offer the highest level of income. For all types of investments, the Adviser considers various economic factors, Federal Reserve policy, interest rate trends, spreads between different types of fixed income securities and the credit quality of existing holdings.

   In managing the portfolio, the Adviser monitors the Fund's cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. The Adviser also follows closely new issue and secondary activity in the corporate debt market.

   Fundamental Policy: at least 65% of total assets invested in fixed income securities.

   PRINCIPAL RISKS--As a Fund which invests in fixed income securities, the Fixed Income Securities Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   From time to time, the Adviser may, as part of its investment strategy, engage in active and frequent trading. Higher portfolio turnover generally results in increased transaction costs and may result in the acceleration of capital gains, each of which may adversely affect the Fund's performance. In addition, short-term capital gains are taxed as ordinary income.

   For more information about the investments and risks of the Fixed Income Securities Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

INTERMEDIATE GOVERNMENT INCOME FUND

   INVESTMENT OBJECTIVE--The Intermediate Government Income Fund seeks to provide investors with a high level of current income.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and mortgage-related securities with dollar-weighted average maturities of not less than three nor more than ten years. Within this range, the Adviser focuses on securities which offer the highest level of income. In general, in order to reduce volatility during periods of interest rate fluctuation, the Adviser invests in securities with a wide range of intermediate maturities. For all types of investments, the Adviser considers various economic factors, Federal Reserve policy, interest rate trends and spreads between different types of fixed income securities.

   In managing the portfolio, the Adviser monitors the Fund's cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics.

   "Mortgage-related securities" are securities, including derivative mortgage securities such as collateralized mortgage obligations (CMOs), whose income is generated by payments of principal and interest on pools of mortgage loans.

   Fundamental Policy: at least 65% of total assets in the above securities.

   PRINCIPAL RISKS--As a Fund which invests in fixed income securities, the Intermediate Government Income Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities.

   As a Fund which invests in mortgage-related securities, the Intermediate Government Income Fund is subject to:

  . prepayment risk--as interest rates fall, mortgage-related securities tend to mature earlier than expected as a result of an increase in mortgage refinancing or prepayment, sometimes resulting in a loss on the investment;

  . reinvestment risk--as prepayment increases as a result of lower interest rates, the proceeds from maturing mortgage-related securities will be reinvested at lower interest rates, thus reducing income; and

  . extension risk--as interest rates rise, mortgage-related securities tend to mature later, thus effectively converting shorter-term securities into more volatile long-term securities. This will also affect the Adviser's ability to manage the average life of the Fund.

   The above risks are more pronounced with respect to derivative mortgage securities and can result in reduced liquidity. The principal derivative mortgage securities in which the Intermediate Government Income Fund invests are collateralized mortgage obligations (CMOs).

   From time to time, the Adviser may, as part of its investment strategy, engage in active and frequent trading. Higher portfolio turnover generally results in increased transaction costs and may result in the acceleration of capital gains, each of which may adversely affect the Fund's performance. In addition, short-term capital gains are taxed as ordinary income.

   For more information about the investments and risks of the Intermediate Government Income Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

   INVESTMENT OBJECTIVE--The Short/Intermediate Fixed Income Securities Fund seeks to achieve current income through investment in fixed income securities with a maximum maturity or average life for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years.

   PRINCIPAL INVESTMENT STRATEGIES--The Adviser invests primarily in corporate debt and U.S. Government securities. The selection of corporate debt obligations is limited to those: (i) rated in one of the top four categories by a Nationally Recognized Statistical Rating Organization or (ii) not rated, but deemed by the Adviser to be of comparable quality. For all types of investments, the Adviser considers various economic factors, Federal Reserve policy, interest rate trends, spreads between different types of fixed income securities and the credit quality of existing holdings.

   In managing the portfolio, the Adviser monitors the Fund's cash flow, maturities and interest payments and tracks a variety of other portfolio security statistics. The Adviser also follows closely new issue and secondary activity in the corporate debt market.

   Fundamental Policy: at least 65% of total assets in fixed income securities.

   PRINCIPAL RISKS--As a Fund which invests in fixed income securities, the Short/Intermediate Fixed Income Securities Fund is subject to:

  . interest rate risk--as interest rates change, the value of these securities moves in the opposite direction. This risk is more significant for securities with longer maturities; and

  . credit (or default) risk--due to economic or governmental factors, an issuer may no longer be able to make principal and interest payments.

   From time to time, the Adviser may, as part of its investment strategy, engage in active and frequent trading. Higher portfolio turnover generally results in increased transaction costs and may result in the acceleration of capital gains, each of which may adversely affect the Fund's performance. In addition, short-term capital gains are taxed as ordinary income.

   For more information about the investments and risks of the Short/Intermediate Fixed Income Securities Fund, call (800) 253-0412 for a free copy of the Trust's Statement of Additional Information.

                             PRINCIPAL INVESTMENTS


   The table below summarizes the principal investments for each of the Funds offered by this Prospectus. Each of these Funds may also invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term securities fortemporary defensive or liquidity purposes. In these situations, a Fund may not achieve its investment objective.

   A detailed description of each of the principal investments, as well as other permissible investments and strategies, is contained in the Statement of Additional Information.

                                                                                                              SHORT/
                                  OHIO      U.S.                                                              INTERM
                                MUNICIPAL TREASURY                          OHIO MICHIGAN   FIXED    INTERM   FIXED
                         MONEY    MONEY    MONEY          INCOME  MORTGAGE  TAX-   TAX-     INCOME    GOVT    INCOME
                         MARKET  MARKET    MARKET  GROWTH EQUITY SECURITIES FREE   FREE   SECURITIES INCOME SECURITIES
                          FUND    FUND      FUND    FUND   FUND     FUND    FUND   FUND      FUND     FUND     FUND
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--
secured and unsecured
short-term promissory
notes issued by
corporations and other
entities. Maturities
are generally six
months or less.             X                         X      X                                 X                 X
----------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--
agreements to purchase
a security and return
the security to the
seller at an agreed
upon price and date.
This is treated as a
loan.                       X                 X                       X                                 X
----------------------------------------------------------------------------------------------------------------------

COMMON STOCK--shares of
ownership in a company.                               X      X
----------------------------------------------------------------------------------------------------------------------

PREFERRED STOCK--shares
of ownership in a
company with a
preferential right to
receive dividends.                                    X      X
----------------------------------------------------------------------------------------------------------------------

CORPORATE DEBT--fixed
income securities, such
as bonds, issued by
corporations.                                                X                                 X                 X
----------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT
SECURITIES-- securities
issued or guaranteed by
the U.S. government,
its agencies or
instrumentalities.          X                 X                       X                        X        X        X
----------------------------------------------------------------------------------------------------------------------

MORTGAGE-RELATED
SECURITIES--
securities, including
derivatives such as
CMOs, whose income is
generated by payments
of principal and
interest on pools of
mortgage loans.                                                       X                                 X
----------------------------------------------------------------------------------------------------------------------

OHIO TAX-EXEMPT
SECURITIES-- tax-exempt
debt obligations issued
by or on behalf of the
state of Ohio or its
respective authorities,
agencies,
instrumentalities and
political subdivisions.              X                                        X
----------------------------------------------------------------------------------------------------------------------

MICHIGAN TAX-EXEMPT
SECURITIES--tax-exempt
debt obligations issued
by or on behalf of the
state of Michigan or
its respective
authorities, agencies,
instrumentalities and
political subdivisions.                                                              X
----------------------------------------------------------------------------------------------------------------------

                             MORE FUND INFORMATION


   In the Fund Summaries above, we discuss the investment objectives for each of the Funds offered by this Prospectus. Each Fund's investment objective is fundamental and may be changed only by a vote of a majority of that Fund's outstanding shares.

   We also summarize the principal investment strategies used under normal market conditions. The Adviser may employ other strategies and investment techniques on a less frequent basis. Unless otherwise noted, the investment policies of these Funds are not fundamental and the Trust's Board of Trustees may change them without shareholder approval. Please note that when a limitation on an investment or strategy is expressed in terms of a percentage of assets, we apply the restriction at the time of the investment.

   Also as part of each Fund summary, we discuss the principal investment risks (the risks associated with the Fund's investment objective and principal investment strategies) of each of the Funds offered by this Prospectus. There are other risks applicable to investing in each of the Funds.

   Finally, we have provided a table illustrating the principal investments of each Fund offered by this Prospectus.

   By calling (800) 253-0412, you can obtain a copy of the Trust's Statement of Additional Information which includes more detailed information about all of the types of investments and risks associated with each Fund.

                            RISK/RETURN INFORMATION

   The bar charts and tables below provide some indication of the risks and volatility of investments in the Funds offered by this Prospectus. The charts illustrate changes in each Fund's performance from year to year and the tables show how each Fund's average annual returns compare with those of one or more broad measures of market performance. Total returns shown assume reinvestment of dividends and distributions. The way a Fund has performed in the past is not necessarily an indication of the way it will perform in the future.

MONEY MARKET FUND

Bar graph data
                               AVERAGE ANNUAL TOTAL RETURNS
1989     9.13%                  (ON A CALENDAR YEAR BASIS)
1990     8.10%                 ----------------------------
1991     5.85%                                      FUND
1992     3.44%                 ----------------------------
1993     2.74%                  1 Year              5.13%
1994     3.86%                 ----------------------------
1995     5.58%                  5 Years             4.95%
1996     5.01%                 ----------------------------
1997     5.17%                  10 Years            5.38%
1998     5.13%                 ----------------------------
                                Since Inception
                                (6/11/87)           5.61%
                               ----------------------------

[BAR GRAPH OF MONEY MARKET FUND]

Best Quarter               Worst Quarter
 (3/31/90) 2.01%            (6/30/93) 0.66%

OHIO MUNICIPAL MONEY MARKET FUND

Bar graph data                 AVERAGE ANNUAL TOTAL RETURNS
                                (ON A CALENDAR YEAR BASIS)
1989     6.01%                 ----------------------------
1990     5.43%                                      FUND
1991     4.07%                 ----------------------------
1992     2.61%                  1 Year              3.07%
1993     2.08%                 ----------------------------
1994     2.41%                  5 Years             3.09%
1995     3.57%                 ----------------------------
1996     3.14%                  10 Years            3.56%
1997     3.27%                 ----------------------------
1998     3.07%                  Since Inception
                                (6/10/87)           3.70%
                               ----------------------------

[BAR GRAPH OF OHIO MUNICIPAL MONEY MARKET FUND]

Best Quarter               Worst Quarter
 (6/30/90) 1.36%            (3/31/94) 0.46%

U.S. TREASURY MONEY MARKET FUND

Bar graph data                 AVERAGE ANNUAL TOTAL RETURNS
                                (ON A CALENDAR YEAR BASIS)
1990     7.97%                 -----------------------------
1991     5.66%                                      FUND
1992     3.43%                 -----------------------------
1993     2.77%                  1 Year              4.95%
1994     3.79%                 -----------------------------
1995     5.53%                  5 Years             4.86%
1996     4.98%                 -----------------------------
1997     5.06%                  Since Inception
1998     4.95%                  (10/2/89)           4.91%
                               -----------------------------

[BAR GRAPH OF U.S. TREASURY MONEY MARKET FUND]

Best Quarter               Worst Quarter
 (3/31/90) 1.98%            (6/30/93) 0.68%

GROWTH FUND

Bar graph data                   AVERAGE ANNUAL TOTAL RETURNS
                                  (ON A CALENDAR YEAR BASIS)
1990     0.16%                 ---------------------------------
1991    26.47%                                   FUND   S&P 500
1992     7.88%                 ---------------------------------
1993     3.53%                  1 Year           18.55%  28.60%
1994     2.28%                 ---------------------------------
1995    30.75%                  5 Years          20.16%  24.05%
1996    16.72%                 ---------------------------------
1997    35.37%                  Since Inception
1998    18.55%                  (7/3/89)         14.79%  17.48%
                               ---------------------------------

[BAR GRAPH OF GROWTH FUND]

Best Quarter               Worst Quarter
 (6/30/97) 19.62%           (9/30/90) -13.09%

INCOME EQUITY FUND

Bar graph data                   AVERAGE ANNUAL TOTAL RETURNS
                                  (ON A CALENDAR YEAR BASIS)
1990    - 8.86%               ----------------------------------
1991     23.20%                                FUND   S&P 500
1992      7.49%               ----------------------------------
1993     10.86%               1 Year           17.79%  28.60%
1994    - 1.82%               ----------------------------------
1995     29.26%               5 Years          17.09%  24.05%
1996     16.88%               ----------------------------------
1997     25.99%               Since Inception
1998     17.79%               (7/3/89)         12.43%  17.48%
                              ----------------------------------

[BAR GRAPH OF INCOME EQUITY FUND]

Best Quarter               Worst Quarter
 (12/31/98) 12.24%          (9/30/90) -11.53%

MORTGAGE SECURITIES FUND

Bar graph data                  AVERAGE ANNUAL TOTAL RETURNS
                                 (ON A CALENDAR YEAR BASIS)
1993     12.89%               ----------------------------------
1994    -24.59%                                         LEHMAN
1995     31.10%                                        MORTGAGE-
1996      6.56%                                         BACKED
1997      8.77%                                 FUND     INDEX
1998      6.41%               ----------------------------------
                              1 Year            6.41%    6.97%
                              ----------------------------------
                              5 Years           4.05%    7.26%
                              ----------------------------------
                              Since Inception
                              (6/2/92)          6.39%    7.20%
                              ----------------------------------

[BAR GRAPH OF MORTGAGE SECURTIES FUND]

Best Quarter               Worst Quarter
 (6/30/95) 10.82%           (6/30/94) -13.60%

OHIO TAX-FREE FUND

Bar graph data                  AVERAGE ANNUAL TOTAL RETURNS
                                 (ON A CALENDAR YEAR BASIS)
1989     7.37%                --------------------------------
1990     6.28%                                          LEHMAN
1991     9.06%                                          5-YEAR
1992     6.04%                                         GEN. OBS.
1993     8.08%                                  FUND     INDEX
1994   - 2.57%                --------------------------------
1995    11.35%                1 Year            5.16%    6.86%
1996     3.48%                --------------------------------
1997     6.11%                5 Years           4.61%    5.38%
1998     5.16%                --------------------------------
                              10 Years          5.97%    6.96%
                              --------------------------------
                              Since Inception
                              (10/18/88)        5.91%    6.83%
                              --------------------------------

[BAR GRAPH OF OHIO TAX-FREE FUND]

Best Quarter               Worst Quarter
 (3/31/95) 4.26%            (3/31/94) -2.70%


MICHIGAN TAX-FREE FUND*

Bar graph data                  AVERAGE ANNUAL TOTAL RETURNS
                                 (ON A CALENDAR YEAR BASIS)
1992     7.10%                --------------------------------
1993     9.52%                                          LEHMAN
1994   - 1.70%                                          5-YEAR
1995    12.27%                                         MUNI BOND
1996     3.85%                                  FUND     INDEX
1997     7.18%                --------------------------------
1998     5.18%                1 Year            5.18%    5.85%
                              --------------------------------
                              5 Years           5.26%    5.22%
                              --------------------------------
                              Since Inception
                              (12/2/91)         6.19%    6.06%
                              --------------------------------

[BAR GRAPH OF MICHIGAN TAX-FREE FUND]

Best Quarter               Worst Quarter
 (3/31/95) 4.69%            (3/31/94) -3.21%

* Returns from 1992-1998 include the
  performance of the predecessor FMB Michigan
  Tax-Free Fund.

Fixed Income Securities Fund

Bar graph data                  Average Annual Total Returns
                                 (on a calendar year basis)
1990     7.49%                -----------------------------------
1991    16.13%                                          Lehman
1992     6.54%                                         Govt/Corp
1993    10.32%                                           Bond
1994   - 4.62%                                  Fund     Index
1995    17.95%                -----------------------------------
1996     2.56%                1 Year            9.18%    9.47%
1997     8.83%                -----------------------------------
1998     9.18%                5 Years           6.51%    7.30%
                              -----------------------------------
                              Since Inception
                              (7/3/89)          7.98%    8.68%
                              -----------------------------------

[BAR GRAPH OF FIXED INCOME SECURITIES FUND]

Best Quarter               Worst Quarter
 (6/30/95) 6.21%            (3/31/94) -3.47%

Intermediate Government Income Fund*

Bar graph data                  Average Annual Total Returns
                                 (on a calendar year basis)
1992     6.58%                -----------------------------------
1993     8.71%                                          Lehman
1994   - 2.30%                                          Interm.
1995    12.94%                                         Govt/Corp
1996     3.84%                                  Fund     Index
1997     7.52%                -----------------------------------
1998     8.00%                1 Year            8.00%    8.42%

                              5 Years           5.88%    6.59%
                              -----------------------------------
                              Since Inception
                              (12/2/91)         6.58%    6.99%
                              -----------------------------------

[BAR GRAPH OF Intermediate Government FUND]

Best Quarter               Worst Quarter
 (9/30/98) 4.52%            (3/31/94) -1.77%

* Returns from 1992-1998 include the
  performance of the predecessor FMB
  Intermediate Government Income Fund.

SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

Bar graph data                  AVERAGE ANNUAL TOTAL RETURNS
                                 (ON A CALENDAR YEAR BASIS)
1990     8.34%                ----------------------------------
1991    13.62%                                         MERRILL
1992     6.25%                                        LYNCH 1-5
1993     7.43%                                           YEAR
1994   - 0.98%                                        GOVT/CORP
1995    12.81%                                  FUND    INDEX
1996     4.08%                ----------------------------------
1997     6.56%                1 Year           7.13%    7.64%
1998     7.13%                ----------------------------------
                              5 Years          5.82%    6.27%
                              ----------------------------------
                              Since Inception
                              (7/3/89)         7.21%    7.50%
                              ----------------------------------

[BAR GRAPH OF SHORT/INTERMEDIATE FIXED
INCOME SECURITIES FUND]

Best Quarter             Worst Quarter
 (12/31/91) 4.57%         (3/31/94) -1.09%

                               FEES AND EXPENSES

   This table describes the fees and expenses you may pay if you buy and hold Trust Shares of the Funds offered by this Prospectus.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                         DISTRIBUTION              TOTAL ANNUAL
                              MANAGEMENT   (12B-1)       OTHER    FUND OPERATING
                                 FEES        FEES     EXPENSES(1)    EXPENSES
                              ---------- ------------ ----------- --------------
Money Market Fund...........     0.28%       None        0.25%         0.53%
Ohio Municipal Money Market
 Fund(2)....................     0.30%       None        0.24%         0.54%
U.S. Treasury Money Market
 Fund.......................     0.20%       None        0.22%         0.42%
Growth Fund.................     0.60%       None        0.23%         0.83%
Income Equity Fund..........     0.60%       None        0.23%         0.83%
Mortgage Securities Fund(3).     0.50%       None        0.44%         0.94%
Ohio Tax-Free Fund..........     0.50%       None        0.31%         0.81%
Michigan Tax-Free Fund......     0.50%       None        0.30%         0.80%
Fixed Income Securities
 Fund.......................     0.50%       None        0.25%         0.75%
Intermediate Government
 Income Fund................     0.50%       None        0.27%         0.77%
Short/Intermediate Fixed
 Income Securities Fund.....     0.50%       None        0.23%         0.73%

--------
(1) Other expenses have been restated to reflect current fees.

(2) For the fiscal year ended December 31, 1998, the Adviser waived 0.05% in management fees for the Ohio Municipal Money Market Fund. The Adviser can terminate its voluntary waiver at any time in its sole discretion.

(3) For the fiscal year ended December 31, 1998, the Adviser waived 0.20% in management fees for the Mortgage Securities Fund. For the seven-month period ended December 31, 1998, the Adviser waived 0.07% in management fees for the Michigan Tax-Free Fund and 0.05% for the Intermediate Government Income Fund. The Adviser can terminate its voluntary waiver at any time in its sole discretion.

                                    EXAMPLE

   This Example is intended to help you compare the cost of investing in a Fund offered by this Prospectus with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Market Fund...............................  $54    $170    $296    $  665
Ohio Municipal Money Market Fund................  $55    $173    $302    $  677
U.S. Treasury Money Market Fund.................  $43    $135    $235    $  530
Growth Fund.....................................  $85    $265    $460    $1,025
Income Equity Fund..............................  $85    $265    $460    $1,025
Mortgage Securities Fund........................  $96    $300    $520    $1,155
Ohio Tax-Free Fund..............................  $83    $259    $450    $1,002
Michigan Tax-Free Fund..........................  $82    $255    $444    $  990
Fixed Income Securities Fund....................  $77    $240    $417    $  930
Intermediate Government Income Fund.............  $79    $246    $428    $  954
Short/Intermediate Fixed Income Securities......  $75    $233    $406    $  906

FINANCIAL HIGHLIGHTS--MONEY MARKET FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following financial highlights for the periods or years ended December 31, 1997 and 1998 were audited by the Trust's independent auditors, KPMG LLP. The financial highlights for the periods or years ended December 31, 1994, 1995 and 1996 were audited by the Trust's former auditors. KPMG LLP's report is included in the Trust's 1998 Annual Report to Shareholders and is incorporated by reference into (considered a legal part of) the Combined Statement of Additional Information.

              NET ASSET            DISTRIBUTIONS TO  NET ASSET
               VALUE,      NET       SHAREHOLDERS     VALUE,                      NET
 YEAR ENDED   BEGINNING INVESTMENT     FROM NET       END OF   TOTAL           INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME   INVESTMENT INCOME  PERIOD   RETURN EXPENSES   INCOME
------------  --------- ---------- ----------------- --------- ------ -------- ----------
TRUST SHARES
MONEY MARKET
1998            $1.00     $0.05         $(0.05)        $1.00   5.13%   0.50%     4.99%
1997             1.00      0.05          (0.05)         1.00   5.17%   0.51%     5.06%
1996             1.00      0.05          (0.05)         1.00   5.01%   0.53%     4.90%
1995             1.00      0.05          (0.05)         1.00   5.58%   0.53%     5.44%
1994             1.00      0.04          (0.04)         1.00   3.86%   0.51%     3.75%
OHIO MUNICIPAL MONEY MARKET
1998            $1.00     $0.03         $(0.03)        $1.00   3.07%   0.47%     3.03%
1997             1.00      0.03          (0.03)         1.00   3.27%   0.45%     3.23%
1996             1.00      0.03          (0.03)         1.00   3.14%   0.42%     3.10%
1995             1.00      0.04          (0.04)         1.00   3.57%   0.42%     3.52%
1994             1.00      0.02          (0.02)         1.00   2.41%   0.45%     2.40%
U.S. TREASURY MONEY MARKET
1998            $1.00     $0.05         $(0.05)        $1.00   4.95%   0.40%     4.84%
1997             1.00      0.05          (0.05)         1.00   5.06%   0.42%     4.95%
1996             1.00      0.05          (0.05)         1.00   4.98%   0.42%     4.87%
1995             1.00      0.05          (0.05)         1.00   5.53%   0.43%     5.40%
1994             1.00      0.04          (0.04)         1.00   3.79%   0.42%     3.76%
-----------------------------------------------------------------------------------------

(a) This voluntary expense decrease, as a result of a waiver by the Adviser, is reflected in both the expense and net investment income ratios shown above.

                   NET ASSETS,
 EXPENSE WAIVER/  END OF PERIOD
 REIMBURSEMENT(a) (000 OMITTED)
 ---------------- -------------
         --         $700,540
         --          424,050
         --          337,962
       0.01%         296,764
       0.02%         287,805

       0.05%        $102,606
       0.07%          72,667
       0.12%          56,654
       0.20%          56,551
       0.19%          39,624

         --         $447,305
         --          483,548
         --          474,593
       0.03%         277,142
       0.02%         256,538
-----------------------------

FINANCIAL HIGHLIGHTS--EQUITY FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following financial highlights for the periods or years ended December 31, 1997 and 1998 were audited by the Trust's independent auditors, KPMG LLP. The financial highlights for the periods or years ended December 31, 1994, 1995 and 1996 were audited by the Trust's former auditors. KPMG LLP's report is included in the Trust's 1998 Annual Report to Shareholders and is incorporated by reference into (considered a legal part of) the Combined Statement of Additional Information.

                                                                              DISTRIBUTIONS TO DISTRIBUTIONS TO
                                    NET REALIZED             DISTRIBUTIONS TO   SHAREHOLDERS   SHAREHOLDERS IN
              NET ASSET                 AND                    SHAREHOLDERS       FROM NET      EXCESS OF NET
               VALUE,      NET       UNREALIZED   TOTAL FROM     FROM NET      REALIZED GAIN   REALIZED GAIN ON
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT      INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS     TRANSACTIONS
------------  --------- ---------- -------------- ---------- ---------------- ---------------- ----------------
TRUST SHARES
GROWTH
1998           $43.48     $0.29        $ 7.69       $ 7.98        $(0.29)          $(1.21)          $(0.18)
1997            33.97      0.29         11.63        11.92         (0.29)           (2.12)             --
1996            30.81      0.40          4.72         5.12         (0.40)           (1.56)             --
1995            26.30      0.43          7.62         8.05         (0.43)           (3.11)             --
1994            26.17      0.39          0.21         0.60         (0.40)           (0.07)             --
INCOME EQUITY
1998           $36.30     $1.09        $ 5.26       $ 6.35        $(1.09)          $(0.71)             --
1997            30.26      1.03          6.70         7.73         (1.04)           (0.65)             --
1996            27.25      1.00          3.51         4.51         (1.00)           (0.50)             --
1995            21.93      0.94          5.34         6.28         (0.96)             --               --
1994            23.21      0.88         (1.29)       (0.41)        (0.87)             --               --
---------------------------------------------------------------------------------------------------------------

(a) This voluntary expense decrease, as a result of a waiver by the Adviser, is reflected in both the expense and net investment income ratios shown above.

               NET ASSET                                               NET ASSETS,
                VALUE,                        NET                        END OF    PORTFOLIO
    TOTAL       END OF   TOTAL             INVESTMENT EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS   PERIOD   RETURN   EXPENSES   INCOME   REIMBURSEMENT(B)  OMITTED)     RATE
-------------  --------- ------   -------- ---------- ---------------- ----------- ---------

 $(1.68)        $49.78   18.55%    0.79%     0.62%           --         $322,564      11%
  (2.40)         43.48   35.37%    0.80%     0.73%           --          228,138      12%
  (1.96)         33.97   16.72%    0.83%     1.20%           --          175,764      21%
  (3.54)         30.81   30.75%    0.86%     1.34%          0.05%        143,421      37%
  (0.47)         26.30    2.28%    0.88%     1.52%          0.04%        103,463      42%

 $(1.80)        $40.85   17.79%    0.81%     2.83%           --         $249,051      13%
  (1.69)         36.30   25.99%    0.81%     3.08%           --          214,625      24%
  (1.50)         30.26   16.88%    0.82%     3.50%           --          172,767      25%
  (0.96)         27.25   29.26%    0.82%     3.85%           --          141,892      17%
  (0.87)         21.93   (1.82%)   0.84%     3.91%           --          115,399      50%
--------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--INCOME FUNDS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following financial highlights for the periods or years ended December 31, 1997 and 1998 were audited by the Trust's independent auditors, KPMG LLP. The financial highlights for the periods or years ended December 31, 1994, 1995 and 1996 were audited by the Trust's former auditors. KPMG LLP's report is included in the Trust's 1998 Annual Report to Shareholders and is incorporated by reference into (considered a legal part of) the Combined Statement of Additional Information.

                                                                              DISTRIBUTIONS TO
                                                             DISTRIBUTIONS TO   SHAREHOLDERS   DISTRIBUTIONS
              NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET       IN EXCESS
               VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN      OF NET
 YEAR ENDED   BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT    INVESTMENT
DECEMBER 31,  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS      INCOME+
------------  --------- ---------- -------------- ---------- ---------------- ---------------- -------------
TRUST SHARES
OHIO TAX-FREE
1998           $21.74     $0.98        $ 0.11       $ 1.09        $(0.98)          $(0.02)        $  --
1997            21.49      1.01          0.27         1.28         (1.02)           (0.01)           --
1996            21.77      1.01         (0.28)        0.73         (1.01)             --             --
1995            20.50      1.01          1.27         2.28         (1.01)             --             --
1994            22.04      0.99         (1.55)       (0.56)        (0.98)             --             --
FIXED INCOME
1998           $21.41     $1.26        $ 0.65       $ 1.91        $(1.26)          $(0.28)        $  --
1997            20.94      1.31          0.47         1.78         (1.31)             --             --
1996            21.78      1.34         (0.83)        0.51         (1.35)             --             --
1995            19.69      1.34          2.09         3.43         (1.34)             --             --
1994            22.03      1.28         (2.28)       (1.00)        (1.34)             --             --
MORTGAGE SECURITIES
1998(b)        $ 8.24     $0.50        $ 0.01       $ 0.51        $(0.50)          $  --          $  --
1997(b)          8.06      0.52          0.16         0.68         (0.50)             --             --
1996(b)          8.09      0.55         (0.04)        0.51         (0.54)             --             --
1995(b)          6.69      0.55          1.46         2.01         (0.55)             --           (0.06)
1994(b)          9.93      0.89         (3.19)       (2.30)        (0.93)             --           (0.01)
SHORT/INTERMEDIATE FIXED INCOME
1998           $20.04     $1.15        $ 0.24       $ 1.39        $(1.15)          $(0.15)        $  --
1997            19.96      1.19          0.08         1.27         (1.19)             --             --
1996            20.35      1.17         (0.37)        0.80         (1.19)             --             --
1995            19.14      1.18          1.21         2.39         (1.18)             --             --
1994            20.57      1.13         (1.33)       (0.20)        (1.23)             --             --
------------------------------------------------------------------------------------------------------------

   +Distributions in excess of net investment income were the result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(a) This voluntary expense decrease, as a result of a waiver by the Adviser, is reflected in both the expense and net investment income ratios shown above.

(b) Per share information presented is based upon the monthly number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.



                                                                        NET ASSETS,
               NET ASSET                       NET                        END OF    PORTFOLIO
    TOTAL      VALUE, END TOTAL             INVESTMENT EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN   EXPENSES   INCOME   REIMBURSEMENT(A)  OMITTED)     RATE
-------------  ---------- ------   -------- ---------- ---------------- ----------- ---------

 $(1.00)         $21.83     5.16%   0.73%      4.50%          --         $ 63,148       9%
  (1.03)          21.74     6.11%   0.72%      4.72%          --           64,325      14%
  (1.01)          21.49     3.48%   0.76%      3.48%          --           64,799       6%
  (1.01)          21.77    11.35%   0.78%      4.74%         0.08%         59,869      13%
  (0.98)          20.50    (2.57%)  0.77%      4.68%         0.04%         56,469      12%

 $(1.54)         $21.78     9.18%   0.70%      5.78%          --         $168,453      47%
  (1.31)          21.41     8.83%   0.70%      6.26%          --          153,374     116%
  (1.35)          20.94     2.56%   0.74%      6.39%          --          144,038      16%
  (1.34)          21.78    17.95%   0.77%      6.41%         0.05%        141,423      20%
  (1.34)          19.69    (4.62%)  0.75%      6.26%         0.04%        119,117      23%

 $(0.50)         $ 8.25     6.41%   0.63%      6.09%         0.20%       $ 34,991      17%
  (0.50)           8.24     8.77%   0.66%      6.39%         0.20%         37,057      63%
  (0.54)           8.06     6.56%   0.67%      6.86%         0.29%         39,566      90%
  (0.61)           8.09    31.10%   0.49%      7.29%         0.63%         52,667     194%
  (0.94)           6.69   (24.59%)  0.88%     11.16%         0.12%         54,164      91%

 $(1.30)         $20.13     7.13%   0.71%      5.68%          --         $127,715      61%
  (1.19)          20.04     6.56%   0.71%      5.94%          --          126,845     160%
  (1.19)          19.96     4.08%   0.72%      5.83%          --          125,514      39%
  (1.18)          20.35    12.81%   0.74%      5.93%          --          133,951      40%
  (1.23)          19.14    (0.98%)  0.72%      5.76%          --          125,112      38%
---------------------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

   The following financial highlights for the seven-month period ended December 31, 1998 and the six-month period ended May 31, 1998 were audited by the Trust's independent auditors, KPMG LLP. The financial highlights for the periods or years ended December 31, 1994, 1995, 1996 and 1997 have been derived from the financial statements for the Consumer Class of shares of the FMB Michigan Tax-Free Bond Fund and the FMB Intermediate Government Income Fund (the "FMB Funds"), the funds which were reorganized to create the Michigan Tax-Free Fund and the Intermediate Government Income Fund, respectively on April 6, 1998. KPMG LLP's report is included in the Trust's 1998 Annual Report to Shareholders and is incorporated by reference into (considered a legal part of) the Combined Statement of Additional Information.

                                                                                  DISTRIBUTIONS TO
                                                                 DISTRIBUTIONS TO   SHAREHOLDERS
                  NET ASSET             NET REALIZED               SHAREHOLDERS       FROM NET
                   VALUE,      NET     AND UNREALIZED TOTAL FROM     FROM NET      REALIZED GAIN
                  BEGINNING INVESTMENT GAIN/(LOSS) ON INVESTMENT    INVESTMENT     ON INVESTMENT
PERIOD ENDED,(A)  OF PERIOD   INCOME    INVESTMENTS   OPERATIONS      INCOME        TRANSACTIONS
----------------  --------- ---------- -------------- ---------- ---------------- ----------------
TRUST SHARES
MICHIGAN TAX-FREE
1998(c)            $10.97     $0.29        $ 0.06       $ 0.35        $(0.31)          $(0.02)
1998(d)             10.89      0.25          0.06         0.31         (0.23)             --
1997(e)             10.79      0.50          0.10         0.60         (0.50)             --
1996(e)             10.79      0.50           --          0.50         (0.50)             --
1995(e)              9.97      0.49          0.82         1.31         (0.49)             --
1994(e)             10.61      0.47         (0.63)       (0.16)        (0.47)           (0.01)
INTERMEDIATE GOVERNMENT INCOME
1998(c)            $10.23     $0.33        $ 0.21       $ 0.54        $(0.35)             --
1998(d)             10.16      0.29          0.04         0.33         (0.26)             --
1997(e)             10.13      0.59          0.02         0.61         (0.58)             --
1996(e)             10.24      0.59         (0.10)        0.49         (0.60)             --
1995(e)              9.66      0.61          0.58         1.19         (0.61)             --
1994(e)             10.46      0.57         (0.80)       (0.23)        (0.57)             --
--------------------------------------------------------------------------------------------------

(a) The fiscal year end of Huntington Michigan Tax-Free Fund and Huntington Intermediate Government Income Fund was changed from November 30 to May 31, and subsequently to December 31 to coincide with the other Huntington Funds.

(b) This voluntary expense decrease, as a result of a waiver by the Adviser, is reflected in both the expense and net investment income ratios shown above.

(c) Seven months ended December 31.
(d) Six months ended May 31.
(e) Year ended November 30.
(f) Expense ratios reflect operating expenses in effect during the period prior to and subsequent to the reorganization with the FMB Funds.
(g) Computed on an annualized basis.
(h) Not annualized.

                                                                                NET ASSETS,
               NET ASSET                              NET                         END OF    PORTFOLIO
    TOTAL      VALUE, END TOTAL                    INVESTMENT  EXPENSE WAIVER/  PERIOD (000 TURNOVER
DISTRIBUTIONS  OF PERIOD  RETURN     EXPENSES        INCOME    REIMBURSEMENT(B)  OMITTED)     RATE
-------------  ---------- ------     --------      ----------  ---------------- ----------- ---------

 $(0.33)         $10.99    3.31%(h)   0.67%(g)       4.57%(g)        0.07%(g)    $ 23,995       7%(h)
  (0.23)          10.97    2.86%(h)   0.75%(f)(g)    4.55%(g)        0.14%(g)      27,440       2%(h)
  (0.50)          10.89    5.73%      0.73%          4.66%           0.27%         24,954       7%
  (0.50)          10.79    4.78%      0.68%          4.72%           0.37%         23,082      16%
  (0.49)          10.79   13.21%      0.70%          4.62%           0.48%         20,700      35%
  (0.48)           9.97   (1.49%)     0.51%          4.50%           0.68%         15,495      22%

 $(0.35)         $10.42    5.34%(h)   0.69%(g)       5.38%(g)        0.05%(g)    $109,261       7%(h)
  (0.26)          10.23    3.33%(h)   0.76%(f)(g)    5.67%(g)        0.02%(g)     116,317      14%(h)
  (0.58)          10.16    6.27%      0.79%          5.91%            --          115,064      28%
  (0.60)          10.13    4.97%      0.79%          5.89%            --          108,047      16%
  (0.61)          10.24   12.64%      0.78%          6.09%            --          114,646      27%
  (0.57)           9.66   (2.23%)     0.83%          6.45%           0.02%        115,449      20%
-----------------------------------------------------------------------------------------------------

                           ORGANIZATION OF THE TRUST

   The Trust is organized as a Massachusetts business trust which offers several Funds for investment. As of April 30, 1999, each of the Funds offered by this Prospectus offers two classes of shares: Investment Shares and Trust Shares.

   Trust Shares carry no sales charges and are not subject to 12b-1 fees. Trust Shares are only offered to fiduciary, advisory, agency and other similar clients of The Huntington National Bank, its affiliates or correspondent banks. Investment Shares, which are not offered by this Prospectus, are available to all types of investors, carry a front-end sales charge, except with respect to the Money Market Funds, and are subject to 12b-1 fees. Each share class bears Fund expenses based on its proportional share of assets, except that 12b-1 fees are borne entirely by Investment Shares.

                           DISTRIBUTION OF THE FUNDS

   SEI Investments Distribution Co., whose address is One Freedom Valley Road, Oaks, Pennsylvania 19456, serves as the Distributor of the Funds offered by this Prospectus.

                         ABOUT PURCHASING TRUST SHARES

   You may purchase Trust Shares of the Funds offered by this Prospectus on any business day when both the Federal Reserve Bank and the New York Stock Exchange are open.

WHAT SHARES COST

   The offering price of a Trust Share is its net asset value (determined after the order is considered received). The Trust calculates the net asset value per share for each Fund offered by this Prospectus as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

   There are no sales charges imposed on the purchase of Trust Shares.

   The Trust attempts to stabilize the net asset value per share for each of the Money Market Funds at $1.00 per share by valuing its portfolio securities using the amortized cost method. The Trust calculates net asset value for each of the other Funds offered by this Prospectus by valuing securities held based on market value. These valuation methods are more fully described in the Trust's Statement of Additional Information.

NOTES ABOUT PURCHASES

   In order to purchase Trust Shares on a particular day, the Trust must receive payment before 4:00 p.m. (Eastern Time) that day. You will begin earning dividends on the day of your investment in the Money Market Fund or the U.S. Treasury Money Market Fund if the Trust receives payment before 1:00 p.m. (Eastern Time). The applicable cut-off time for the Ohio Municipal Money Market Fund is 10:30 a.m. (Eastern Time).

   The Trust reserves the right to suspend the sale of shares of any of the Funds temporarily and the right to refuse any order to purchase shares of any of the Funds.

   If the Trust receives insufficient payment for a purchase, it will cancel the purchase and may charge you a fee. In addition, you will be liable for any losses incurred by the Trust in connection with the transaction.

                            HOW TO BUY TRUST SHARES

 1.MINIMUM INVESTMENT REQUIREMENTS:

    .$1,000 for initial investments outside the Systematic Investment Program

    .$500 for subsequent investments

    .$50 for initial and subsequent investments through the Systematic Investment Program

 2.CALL

    .Your Huntington Account Administrator

 3.MAKE PAYMENT

    .By check payable to the applicable Huntington Fund-Trust Shares to:

    The Huntington Funds
    c/o The Huntington National Bank
    41 South High Street
    Columbus, Ohio 43287

                                       OR

    (The Trust will treat your order as having been received once payment is converted to federal funds by the Trust's transfer agent)

    .By federal funds wire to:

    The Huntington National Bank
    ABA 044000024
    Trust Department
    Account Number 01891160404
    Huntington Retail
    Attention: Shareholder Services

    (The Trust will treat your order as having been received immediately upon receipt by the Trust's transfer agent)

                                       OR

    .Through the Systematic Investment Program

    (Once you become a participant in the Program, your investments will be made automatically at your requested intervals)

    Other methods of acceptable payment are discussed in the Statement of Additional Information.

SYSTEMATIC INVESTMENT PROGRAM

   You may invest on a regular basis in Trust Shares of one or more Funds offered by this Prospectus through the Systematic Investment Program. To participate, you must open an account with the Trust by calliing (800) 253-0412 and invest at least $50 at periodic intervals.

   Once you have signed up for the Program, the Trust will automatically withdraw money from your bank account and invest it in Trust Shares of the Fund or Funds you specify. Your participation in the Program may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

                 ABOUT EXCHANGING TRUST SHARES AMONG THE FUNDS

   On any business day when both the Federal Reserve Banks and the New York Stock Exchange are open, you may exchange Trust Shares of any Huntington Fund for Trust Shares of any other Huntington Fund offering such shares. The Trust makes these exchanges at net asset value (determined after the order is considered received).

NOTES ABOUT EXCHANGES

   In order to exchange Trust Shares on a particular day, the Trust must receive your request before 4:00 p.m. (Eastern Time) that day.

   The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days' prior notice.

   An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss.

                          HOW TO EXCHANGE TRUST SHARES

 1.SATISFY THE MINIMUM ACCOUNT BALANCE REQUIREMENTS

   . You must maintain the required minimum account balance in the Fund out of which you are exchanging shares.

 2.CALL

   .Your Huntington Account Administrator

                                       OR

  WRITE

   .The Huntington Funds
    c/o The Huntington National Bank
    41 South High Street
    Columbus, Ohio 43287

 3.PROVIDE THE REQUIRED INFORMATION

   .Name of the Fund from which you wish to make the exchange (exchange OUT
      OF)

   .Specify the Trust Shares class

   .Your account number

   .The name and address on your account

   .The dollar amount or number of shares to be exchanged

   .Name of the Fund into which you wish to make the exchange (exchange
      INTO)

   .Your signature (for written requests)

   (For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a signature guarantee in order to make an exchange)

                          ABOUT REDEEMING TRUST SHARES

   You may redeem Trust Shares of the Funds offered by this Prospectus on any business day when both the Federal Reserve Banks and the New York Stock Exchange are open. The price at which the Trust will redeem a Trust Share will be its net asset value (determined after the order is considered received). The Trust calculates the net asset value per share for each Fund offered by this Prospectus as of the close of business of the New York Stock Exchange (generally 4:00 p.m. Eastern Time).

NOTES ABOUT REDEMPTIONS

   In order to redeem Trust Shares of the Money Market Fund or the U.S. Treasury Money Market Fund on a particular day, the Trust must receive your request before 1:00 p.m. (Eastern Time) that day. The applicable cut-off time is 10:30 a.m. (Eastern Time) for the Ohio Municipal Money Market Fund and 3:00 p.m. (Eastern Time) for each of the Equity and Income Funds.

   For shareholders who request redemptions prior to the applicable cut-off time for the Fund being redeemed, usually the proceeds will be wired or a check will be mailed on the same day; for redemption requests received after the applicable cut-off time, usually proceeds will be wired or a check will be mailed the following business day after the net asset value is next determined. Proceeds are wired to an account designated in writing by the shareholder at any domestic commercial bank which is a member of the Federal Reserve System. Proceeds to be paid by check are sent to the shareholder's address of record.

   To the extent permitted by federal securities laws, the Trust reserves the right to suspend the redemption of shares of any of the Funds temporarily under extraordinary market conditions such as market closures or suspension of trading by the Securities and Exchange Commission. The Trust also reserves the right to postpone payment for more than seven days where payment for shares to be redeemed has not yet cleared.

  The Trust may terminate or modify the methods of redemption at any time. In such case, you will be promptly notified.

                           HOW TO REDEEM TRUST SHARES

 1.CALL

    .Your Account Administrator

                                       OR

  WRITE

    .The Huntington Funds
     c/o The Huntington National Bank
     41 South High Street
     Columbus, Ohio 43287

 2.PROVIDE THE REQUIRED INFORMATION

    . The name of the Fund from which you wish to redeem shares

    .Specify the Trust Shares class

    .Your account number

    .The name and address on your account

    .The dollar amount or number of shares you wish to redeem

    .Your signature (for written requests)

    (If you request a redemption of over $50,000, request any redemption to be sent to an address other than the address on record with the Trust or request any redemption to be paid to a person or persons other than the shareholder(s) of record, you will need a signature guarantee in order to redeem)

REDEMPTION OF ACCOUNTS WITH BALANCES UNDER $1,000

   Due to the high cost of maintaining accounts with low balances, if your Trust Shares account balance in any one Fund falls below $1,000, the Trust may choose to redeem those shares and close that account without your consent. The Trust will not close any account which is held through a retirement plan or any account whose value falls below $1,000 as a result of changes in a Fund's net asset value. If the Trust plans to close your account, it will notify you and provide you with 30 days to add to your account balance.

                            MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business. Huntington, whose address is Huntington Center, 41 South High Street, Columbus, Ohio 43287, serves as investment adviser to the Funds pursuant to investment advisory agreements with the Trust.

INVESTMENT ADVISER

   Subject to the supervision of the Trustees, Huntington provides a continuous investment program for the Funds, including investment research and management with respect to all securities, instruments, cash and cash equivalents in the Funds. During the fiscal year ended December 31, 1998, the Trust paid Huntington management fees as a percentage of average net assets as follows:

  Money Market Fund                               0.28%
  Ohio Municipal Money Market Fund                0.25%
  U.S. Treasury Money Market Fund                 0.20%
  Growth Fund                                     0.60%
  Income Equity Fund                              0.60%
  Mortgage Securities Fund                        0.30%
  Ohio Tax-Free Fund                              0.50%
  Michigan Tax-Free Fund                          0.43%
  Fixed Income Securities Fund                    0.50%
  Intermediate Government Income Fund             0.45%
  Short/Interm. Fixed Income Securities Fund      0.50%


   Huntington is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI"), a registered bank holding company with executive offices located at Huntington Center, 41 South High Street, Columbus, Ohio 43287. With $27 billion in assets as of December 31, 1998, HBI is a major Midwest regional bank holding company. Huntington, a recognized investment advisory and fiduciary services subsidiary of HBI, provides investment advisory services for corporate, charitable, governmental, institutional, personal trust and other assets. Huntington is responsible for $24.5 billion of assets, and has investment discretion over approximately $10 billion of that amount.

   Huntington has served as a mutual fund investment adviser since 1987 and has over 75 years of experience providing investment advisory services to fiduciary accounts.

   Through April, 1998, Piper Capital Management, Inc. ("Piper"), whose former address was 222 South Ninth Street, Minneapolis, Minnesota 55402, served as subadviser to the Mortgage Securities Fund. The Sub-Investment Advisory Agreement between Huntington and Piper was automatically terminated upon the acquisition of Piper's parent company by U.S. Bancorp at the end of April, 1998.

PORTFOLIO MANAGERS

   James M. Buskirk, Chief Investment Officer of Huntington, has been the portfolio manager of the Income Equity Fund since 1990. As Chief Investment Officer of Huntington, Mr. Buskirk has ultimate responsibility for all investment management activities. He brings more than 20 years of investment experience to Huntington. His background includes extensive experience in managing both personal and employee benefit balanced portfolios for a major investment advisory company and bank holding company. Mr. Buskirk is a Chartered Financial Analyst. He received his undergraduate degree in Finance from the Ohio State University and his MBA from the University of Oregon.

   Duane J. Carpenter, an Assistant Vice President of Huntington, has been a portfolio manager of the Intermediate Government Income Fund, previously FMB Intermediate Government Income Fund, since December, 1991; and the Michigan Tax-Free Fund, previously FMB Michigan Tax-Free Bond Fund, since July, 1997. Mr. Carpenter began co-managing the Mortgage Securities Fund in April 1998. Mr. Carpenter has more than 14 years of investment management experience, and has been employed by Huntington or First Michigan Bank since 1984. Mr. Carpenter is a graduate of Hope College, Holland, Michigan.

   William G. Doughty, a Vice President of Huntington, has been the portfolio manager of the Ohio Tax-Free Fund since its inception in 1988. Mr. Doughty has more than 25 years of experience in the investment field. He is responsible for fixed income portfolio management and heads the fixed income trading operation at Huntington. Mr. Doughty is a graduate of Franklin University with a degree in Business Administration and has an MBA from the University of Dayton.

   Philip H. Farrington, a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since April of 1994. Mr. Farrington has more than 30 years of investment management experience. He has held the positions of Chief Investment Officer, Portfolio Manager, and Director of Research for major banks and asset management companies. He is a member of the equity management team at Huntington. Mr. Farrington is a graduate of Harvard University.

   Stephen M. Geis, a Vice President of Huntington, has been the portfolio manager of the Short/Intermediate Fixed Income Securities Fund and the Fixed Income Securities Fund since October 1989. Mr. Geis began co-managing the Mortgage Securities Fund in April 1998. Mr. Geis, a Chartered Financial Analyst, serves as Huntington's senior fixed income manager. Prior to joining Huntington in 1988, he spent nearly ten years as a fixed income manager for a major insurance company and treasurer of a regional bank. Mr. Geis received his undergraduate degree from the College of Wooster, his MBA from the University of Dayton, and his Juris Doctor from Capital University.

   James Gibboney, Jr., a Vice President of Huntington, has been a co-portfolio manager of the Growth Fund since November of 1993. Mr. Gibboney, a Chartered Financial Analyst, serves as one of Huntington's balanced portfolio managers. Prior to joining Huntington in 1989, he gained more than 12 years of investment management experience as portfolio manager for a major investment firm, a trust company, and a state government agency. He received his undergraduate degree in Finance from the Ohio State University and an MBA from Xavier University.

                          DIVIDENDS AND DISTRIBUTIONS

   The Money Market Funds declare dividends on investment income daily and pay them monthly. These Funds also make distributions of net capital gains, if any, at least annually.

   Each of the other Funds offered by this Prospectus declares and pays dividends on investment income monthly. These Funds also make distributions of net capital gains, if any, at least annually.

DISTRIBUTION OPTIONS

   All dividends and distributions payable to a holder of Trust Shares will be automatically reinvested in additional Trust Shares of the income-producing Fund, unless the shareholder makes an alternative election. Shareholders of any of the Funds offered by this Prospectus may choose to receive all distributions in cash. Shareholders of any of the Equity or Income Funds offered by this Prospectus may choose to reinvest capital gains distributions, but receive all other distributions in cash.

                                TAX CONSEQUENCES

   There are many important tax consequences associated with investment in the Funds offered by this Prospectus. Please read the summary below and consult your tax advisor regarding the specific federal, state and local tax consequences applicable to your investment.

FEDERAL INCOME TAXES

   Each of the Funds offered by this Prospectus intends to distribute to shareholders dividends of its net investment income and distributions of capital gains. The income dividends distributed by the Ohio Municipal Money Market Fund, the Ohio Tax-Free Fund and the Michigan Tax-Free Fund are generally intended to be tax-exempt. For any portion of these Funds not invested in tax-exempt securities, and for all other Funds offered by this Prospectus, distributions of income, whether or not they are reinvested in Fund shares, may be subject to federal income tax. In addition, if you are subject to the alternative minimum tax, you will have to pay tax on any portion of income dividends attributable to investments in certain "private activity" bonds.

   For all of the Funds offered by this Prospectus, capital gains distributions may be subject to federal taxation. The rate at which you may be taxed can vary depending on the length of time a Fund holds a security.

   An exchange of a Fund's shares for shares of another Fund will be treated as a sale of the Fund's shares and, as with all sales of Fund shares, any gain on the transaction will be subject to federal income tax.

STATE INCOME TAXES

   In addition to the exemption from federal income taxes, the income dividends distributed by the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund are generally intended to be exempt from Ohio personal income taxes. Similarly, the income dividends distributed by the Michigan Tax-Free Fund are generally intended to be exempt from Michigan city and state personal income taxes and the Michigan single business tax. For any portion of these Funds not invested in tax-exempt securities, distributions of income dividends may be subject to state taxation.

   For copies of Annual or Semi-Annual Reports, the Statement of Additional Information, other information or for any other inquiries:

Call (800) 253-0412

Write

   The Huntington Funds
   41 South High Street
   Columbus, OH 43287

Log on to the Internet

   The Huntington National Bank maintains a website, http://www.huntington.com, with information relating to The Huntington Funds. The SEC's website, http://www.sec.gov, contains text-only versions of The Huntington Funds documents.

Contact the SEC

   Call (800) SEC-0330 about visiting the SEC's Public Reference Room in Washington D.C. to review and copy information about the Funds.

   Alternatively, you may send your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

   More information about the Funds is available free upon request, including the following:

Annual and Semi-Annual Reports

   The Semi-Annual Report includes unaudited information about the performance of the Funds, portfolio holdings and other financial information. The Annual Report includes similar audited information as well as a letter from the Huntington Funds portfolio managers discussing recent market conditions, economic trends and investment strategies that significantly affected performance during the last fiscal year.

Statement of Additional Information

   Provides more detailed information about the Funds and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into (considered a legal part of) this Prospectus.

     THE HUNTINGTON NATIONAL BANK, a subsidiary of Huntington Bancshares Incorporated, is the Investment Adviser, Administrator, Custodian and Recordkeeper of Huntington Funds.

     SEI INVESTMENTS DISTRIBUTION CO. is the Distributor and is not affiliated with The Huntington National Bank.

[LOGO]  Huntington Funds

Huntington Funds Shareholder Services: 1-800-253-0412
Huntington Investment Company, Member NASD: 1-800-322-4600
- Not FDIC Insured     - No Bank Guarantee     - May Lose Value

   SEC File No. 811-5010

                             THE HUNTINGTON FUNDS
                     (formerly known as The Monitor Funds)

                      INVESTMENT SHARES AND TRUST SHARES
                                      OF
                       THE HUNTINGTON MONEY MARKET FUND
                THE HUNTINGTON OHIO MUNICIPAL MONEY MARKET FUND
                  THE HUNTINGTON FLORIDA TAX-FREE MONEY FUND
                THE HUNTINGTON U.S. TREASURY MONEY MARKET FUND
                          THE HUNTINGTON GROWTH FUND
                       THE HUNTINGTON INCOME EQUITY FUND
                    THE HUNTINGTON MORTGAGE SECURITIES FUND
                       THE HUNTINGTON OHIO TAX-FREE FUND
                     THE HUNTINGTON MICHIGAN TAX-FREE FUND
                  THE HUNTINGTON FIXED INCOME SECURITIES FUND
              THE HUNTINGTON INTERMEDIATE GOVERNMENT INCOME FUND
        THE HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND


                      Statement of Additional Information


This Statement of Additional Information contains information which may be of interest to investors in The Huntington Funds (the "Trust") but which is not included in the applicable Prospectuses for Trust Shares or Investment Shares. This Statement is not a prospectus and is only authorized for distribution when accompanied or preceded by the applicable Prospectus for Trust Shares or Investment Shares of the Huntington Florida Tax-Free Money Fund dated December 10, 1998, as supplemented, or the applicable Prospectus dated April 30, 1999, as supplemented, for Trust Shares or Investment Shares of the other Funds of the Trust. This Statement should be read together with the applicable Prospectus. Investors may obtain a free copy of a Prospectus by calling The Huntington Funds at 800-253-0412.

                                April 30, 1999

                               TABLE OF CONTENTS

DEFINITIONS................................................................   1
INVESTMENT PRACTICES AND RISKS.............................................   1
  Common Stock.............................................................   2
  Convertible Securities...................................................   2
  Concentration Risk.......................................................   2
  Corporate Debt...........................................................   2
  Credit (or Default) Risk.................................................   2
  Credit-Enhanced Securities...............................................   3
  Defensive Investments....................................................   3
  Dollar Roll Transactions.................................................   3
  Equity Risk..............................................................   4
  Equity Securities........................................................   4
  Extension Risk...........................................................   4
  Fixed Income Securities..................................................   4
  Foreign Currency Options.................................................   4
  Foreign Currency Transactions............................................   5
  Forward Foreign Currency and Foreign Currency Futures Contracts..........   6
  Foreign Securities.......................................................   7
  Futures Contracts and Options on Futures Contracts.......................   7
  Index Futures Contracts and Options on Index Futures Contracts...........  10
  Interest Rate Risk.......................................................  11
  Lending Portfolio Securities.............................................  11
  Liquidity Risk...........................................................  12
  Market Risk..............................................................  12
  Money Market Instruments.................................................  12
          Commercial Paper.................................................  12
          Bank Obligations.................................................  12
          Variable Rate Demand Notes.......................................  13
  Money Market Mutual Funds................................................  13
  Mortgage-Related Securities..............................................  13
          Mortgage Pass-Through Securities.................................  14
          Adjustable Rate Mortgage Securities..............................  14
          Derivative Mortgage Securities...................................  15
  Options..................................................................  16
  Preferred Stock..........................................................  19
  Prepayment Risk..........................................................  19
  Repurchase Agreements....................................................  19

  Restricted and Illiquid Securities.......................................  20
  Security-Specific Risk...................................................  20

  Tax-Exempt Securities....................................................  20
  U.S. Government Securities...............................................  22
  U.S. Treasury Security Futures Contracts and Options.....................  23
  When-Issued and Delayed Delivery Transactions............................  23
  Year 2000 Risk...........................................................  24
  Zero-Coupon Securities...................................................  24
  Special Risk Factors Applicable to the Ohio Tax-Exempt Funds.............  25
  Special Risk Factors Applicable to the Michigan Tax-Free Fund............  27
  Special Risk Factors Applicable to the Florida Tax-Free Money Fund.......  28
INVESTMENT RESTRICTIONS....................................................  30
  Portfolio Turnover.......................................................  32
MANAGEMENT OF THE TRUST....................................................  33
  Trustees and Officers....................................................  33
  Trustee Compensation.....................................................  34
  Investment Adviser.......................................................  35
  Sub-Adviser..............................................................  36
  Glass-Steagall Act.......................................................  37
  Portfolio Transactions...................................................  38
  Brokerage Allocation and Other Practices.................................  38
  Administrator............................................................  40
  Sub-Administrator........................................................  41
  Distributor..............................................................  41
  Distribution Plan (12b-1 Fees)...........................................  41
  Custodian and Record Keeper..............................................  43
  Transfer Agent and Dividend Disbursing Agent.............................  43
  Independent Auditors.....................................................  43
  Principal Holders of Securities..........................................  43
SHAREHOLDER RIGHTS.........................................................  45
ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS.............  46
  Other Purchase Information...............................................  47
          Payment in Kind..................................................  47
          Sales Charge Reductions (Investment Shares)......................  48
  Other Exchange Information...............................................  49
  Other Redemption Information.............................................  49
DETERMINATION OF NET ASSET VALUE...........................................  49
TAXES......................................................................  53
  Federal Income Taxation..................................................  53
  State Taxation...........................................................  55
DIVIDENDS AND DISTRIBUTIONS................................................  56
  Money Market Funds.......................................................  56
  Other Funds..............................................................  57
PERFORMANCE INFORMATION....................................................  57
  Money Market Funds.......................................................  57
  Other Funds..............................................................  58
  Tax-Equivalency Tables...................................................  61
FINANCIAL STATEMENTS.......................................................  64
APPENDIX--DESCRIPTION OF BOND RATINGS......................................  65

                                  DEFINITIONS

     For convenience, we will use the following terms throughout this Statement of Additional Information.

"1940 Act"               --        The Investment Company Act of 1940, as
                                   amended.

"Funds"                  --        Each of the separate investment portfolios of
                                   the Trust.

"Tax-Exempt Funds"       --        Ohio Municipal Money Market Fund, Ohio Tax-
                                   Free Fund, Michigan Tax-Free Fund and Florida
                                   Tax-Free Money Fund.

"Money Market Funds"     --        Money Market Fund, Ohio Municipal Money
                                   Market Fund, U.S. Treasury Money Market Fund and Florida Tax-Free Money Fund.

"Trust"                  --        The Huntington Funds.

"Huntington"             --        The Huntington National Bank, the Trust's
                                   investment adviser and administrator.

"Independent Trustees"   --        Trustees who are not "interested persons" of
                                   the Trust, as defined in the 1940 Act.

"NRSRO"                  --        Nationally Recognized Statistical Ratings
                                   Organization such as Moody's Investor Service or Standard and Poor's Ratings Group.

"SEI Administrative"     --        SEI Fund Resources, the Trust's sub-
                                   administrator.

"Prospectus"             --        Each of the separate Prospectuses for the
                                   Trust Shares and the Investment Shares of the Funds.

"SAI"                    --        Statement of Additional Information.

"SEI Investments"        --        SEI Investments Distribution Co., the Trust's
                                   distributor.

     The Trust was organized as a Massachusetts business trust on February 10, 1987. Originally known as The Monitor Funds, the Trust's name was changed to The Huntington Funds on January 1, 1999.

     The Trust is an open-end, management investment company consisting of twelve separate Funds with separate investment objectives and policies. Each of these Funds, except the Tax-Exempt Funds, is diversified. All of the Funds offer two classes of shares known as Investment Shares and Trust Shares. This SAI relates to both Trust Shares and Investment Shares.

                        INVESTMENT PRACTICES AND RISKS

     The Prospectuses discuss the principal investment strategies and risks of investing in each of the Funds. Below you will find more detail about the types of investments and investment practices permitted by each Fund, including those which are not part of a Fund's principal investment strategy. In addition, we have included discussions relating to the special risks associated with investment in each of the Tax-Exempt Funds.

     COMMON STOCK

     Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

     Each of the Equity Funds may invest in common stock.

CONVERTIBLE SECURITIES

     Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in its investment adviser's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

     Each of the Equity Funds may invest in convertible securities.

CONCENTRATION RISK

     When a Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region, it is subject to increased risk. As is the case with respect to each of the Single State Funds, performance will generally depend on the region's performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region may have a greater effect on these Funds.

CORPORATE DEBT (INCLUDING BONDS, NOTES AND DEBENTURES)

     Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more nationally recognized statistical rating organizations. See the Appendix to this SAI for a description of these ratings.

     Each of the Funds, except the U.S. Treasury Money Market Fund and the Growth Fund, may invest in corporate bonds.

CREDIT (OR DEFAULT) RISK

     To the extent that a Fund invests in corporate debt, U.S. Government securities, mortgage-related securities or other fixed income securities, it is subject to the risk that an issuer of those securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk," -- the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which a Fund may enter. Securities rated below investment grade are particularly subject to credit risk.

     CREDIT-ENHANCED SECURITIES

     Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, Huntington evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer") rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

     All of the Funds may invest in credit-enhanced securities. The Money Market Funds are subject to the diversification requirements relating to credit-enhanced securities imposed by Rule 2a-7 of the 1940 Act. The Ohio Municipal Money Market Fund may not invest, with respect to 75% of its total assets, more than 10% of its total assets in the credit-enhanced securities of one credit enhancer.

DEFENSIVE INVESTMENTS

          At times Huntington may determine that conditions in securities markets may make pursuing a Fund's principal investment strategies inconsistent with the best interests of the Fund's shareholders. At such times, Huntington may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these temporary "defensive" strategies, a Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which Huntington considers to be of comparable quality to the acceptable investments of the Fund and other investments which Huntington considers consistent with such strategies. In the case of the Single State Funds, a Fund's alternative strategies may give rise to income which is not exempt from federal or state taxes.

DOLLAR ROLL TRANSACTIONS

     A dollar roll transaction is a transactions through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

     Only the Mortgage Securities Fund engages in dollar roll transactions with respect to its mortgage-related securities.

     EQUITY RISK

     Equity risk is the risk that stock prices will fall quickly and dramatically over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and period of falling prices. Often, dramatic movements in prices occur in response to reports of a company's earnings, economic statistics or other factors which affect an issuer's profitability.

     To the extent that a Fund invests in smaller capitalization stocks, it may be subject to greater risks than those associated with investment in larger, more established companies. Small companies tend to have limited product lines, markets or financial resources, and may be dependent on a small management group. Small company stocks may be subject to more abrupt or erratic price movements, for reasons such as lower trading volumes, greater sensitivity to changing conditions and less certain growth prospects. Additionally, there are fewer market makers for these stocks and wider spreads between quoted bid and asked prices in the over-the-counter market for these stocks. Small cap stocks also tend to be subject to greater liquidity risk, particularly during periods of market disruption, and there is often less publicly available information concerning these securities.

EQUITY SECURITIES

     Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Adviser believes have common stock characteristics, such as rights and warrants.

EXTENSION RISK

     Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

FIXED INCOME SECURITIES

     Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

FOREIGN CURRENCY OPTIONS (ALSO SEE "OPTIONS")

     Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called "OTC options"), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when Huntington believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See "Foreign Currency Transactions."

     Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes a Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors maybe disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

          Each of the Growth Fund, Income Equity Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund may invest in foreign currency options.

FOREIGN CURRENCY TRANSACTIONS

     Foreign currency transactions include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see "Forward Foreign Currency and Foreign Currency Futures Contracts"), and purchasing and selling options on foreign currencies (see "Foreign Currency Options"). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

     Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging."

     Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to "lock in" the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

     Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency

     Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     Each of the Growth Fund, Income Equity Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund may use foreign currency transactions.

FORWARD FOREIGN CURRENCY AND FOREIGN CURRENCY FUTURES CONTRACTS

     A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"), such as the New York Mercantile Exchange.

     Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

          Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both "transaction hedging" and "position hedging." See "Foreign Currency Transactions."

     Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency a Fund is obligated to deliver.

     Each of the Growth Fund, Income Equity Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund may invest in forward foreign currency and foreign currency futures contracts.

FOREIGN SECURITIES

     Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Investment in foreign securities is subject to a number of special risks.

     Since foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

     There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

     Each of the Growth Fund, Income Equity Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund may invest in foreign securities. Each of the Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund, however, may only invest up to 10% of its net assets in non-U.S. dollar-denominated bonds.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a "long" position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a "short" position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on debt securities seeks to establish more certainly than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when Huntington expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

     Successful use by a Fund of futures contracts on debt securities is subject to Huntington's ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

     When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

     Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. Huntington will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

     Successful use of futures contracts and options by a Fund for hedging purposes is also subject to Huntington's ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by Huntington may still not result in a successful hedging transaction over a very short time period.

     Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

     A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund's securities.

     Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount." This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

     All of the Funds may utilize index futures or options on index futures.

INTEREST RATE RISK

     Interest rate risk is the risk that changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income securities, a rise in interest rates typically causes a fall in bond values, while a fall in interest rates typically causes a rise in bond values. Fixed income securities with longer maturities are more susceptible to changes in value due to interest rate changes than are those with shorter maturities.

     Recent market experience has shown that certain derivative mortgage securities have a higher degree of interest rate risk and, as a result, the prices of such securities may be highly volatile. In addition, recent market experience has shown that during periods of rising interest rates, the market for certain derivative mortgage securities may become more unstable and such securities may become more difficult to sell as market makers either choose not to repurchase such securities or offer prices which are unacceptable to the Adviser based on market conditions.

LENDING PORTFOLIO SECURITIES

     In order to generate additional income, each of the Funds may lend its portfolio securities on a short-term basis to brokers, dealers or other financial institutions which Huntington has determined are creditworthy under guidelines established by the Trustees. Consistent with guidelines established by the SEC requirements, any loans made will be continuously secured by collateral in cash or U.S. Government obligations at least equal at all times to 102% of the value of the securities on loan. As a matter of fundamental policy, the aggregate value of all securities loaned by a Fund may not exceed 20% of the Fund's total assets.

     While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

     One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

  LIQUIDITY RISK

  Certain securities may be difficult or impossible to sell at the time and price that a Fund would like. A Fund may have to accept a lower price, sell other securities or forego an investment opportunity, and this could have a negative effect on performance. This risk applies to restricted securities, Rule 144A Securities certain over-the-counter options, securities not traded in the U.S. markets and other securities that may trade in U.S. markets but are not registered under the federal securities laws.

MARKET RISK

  Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

MONEY MARKET INSTRUMENTS

  Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

  COMMERCIAL PAPER

          Commercial paper represents an unsecured promissory note issued by a corporation. Generally, issues of commercial paper have maturities of less than nine months and rates of return which are fixed.

          The commercial paper in which any of the Money Market Funds may invest is subject to the issuer diversification and quality restrictions imposed by Rule 2a-7 under the 1940 Act. The commercial paper in which the Mortgage Securities Fund may invest must be: (i) rated A-1 or better by Standard & Poor's Ratings Group ("S&P") or P-1 or better by Moody's Investors Service, Inc. ("Moody's"); or (ii) unrated, but issued by companies with outstanding debt issues rated AAA by S&P or Aaa by Moody's.

  BANK OBLIGATIONS

          Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers' acceptances, certificates of deposit, time deposits and similar securities.

          The Money Market Fund, Ohio Municipal Money Market Fund and Florida Tax-Free Money Fund may only invest in bank obligations issued by domestic banks and U.S. branches of foreign banks subject to U.S. banking regulation. In addition, at the time of the investment, the issuing bank must have capital, surplus and undivided profits in excess of $100 million. Issuing banks of obligations in which the Mortgage Securities Fund invests must have capital, surplus and undivided profits in excess of $1 billion.

          The Michigan Tax-Free Fund is limited to investing only in dollar-denominated obligations of: (i) U.S., Canadian, Asian or European banks with at least $500 million in total assets; or (ii) U.S. savings and loan associations with at least $1 billion in total assets.

  VARIABLE RATE DEMAND NOTES

          Variable rate demand notes ("VRDNs") are unsecured, direct lending arrangements between a Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

          VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, a Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days' notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which a Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

          Each of the Funds may only invest in VRDNs which satisfy its credit requirements for commercial paper.

MONEY MARKET MUTUAL FUNDS

  Under the 1940 Act, a Fund may not invest more than 10% of its total assets at any one time in the shares of other funds, 5% of its total assets in the shares of any one mutual fund, or more than 3% of the shares of any one fund. When a Fund invests in the shares of other mutual funds, investment advisory and other fees will apply, and the investment's yield will be reduced accordingly.

  Each of the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Michigan Tax-Free Fund, the Fixed Income Securities Fund, and the Short/Intermediate Fixed Income Securities Fund may invest up to 5% of its total assets in the shares of money market mutual funds (other than the Trust's Money Market Funds) for liquidity purposes. The Ohio Tax-Free Fund may not, however, invest in shares of a money market mutual fund which generates income treated as a preference item for federal alternative minimum tax purposes.

  The Ohio Municipal Money Market Fund may invest up to 5% of its total assets in the shares of one or more tax-exempt money market mutual funds for liquidity purposes.

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

  There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. Ginnie Maes are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA. The FNMA is a government-sponsored organization owned entirely by private stockholders.
Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

  The Mortgage Securities Fund, Fixed Income Securities Fund, Intermediate Government Income Fund and Short/Intermediate Fixed Income Securities Fund may invest in mortgage-related securities issued by the U.S. government, its agencies or instrumentalities, and the derivative mortgage securities described above. In addition, the Mortgage Securities Fund may invest in mortgage-related securities issued by private entities.

  MORTGAGE PASS-THROUGH SECURITIES

          Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

  ADJUSTABLE RATE MORTGAGE SECURITIES

          Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

          ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.
  The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such s the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

  DERIVATIVE MORTGAGE SECURITIES

          Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as "CMOs." Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

          In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

          The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

          An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered
  Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund's investments due to a decline in interest rates.

          Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

          The Mortgage Securities Fund will invest only in CMOs which are issued by agencies or instrumentalities of the U.S. government or CMOs issued by private organizations which are rated AAA by an NRSRO.

          Stripped mortgage-backed securities ("SMBSs") may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities). SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or "PO" class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or "IO" class). Therefore, interest-only SMBSs generally increase in value as interest rates rise and decrease in value as interest rates fall, counter to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund's inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, Huntington intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a Fund's portfolio, while continuing to pursue current income.

OPTIONS

  A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. A Fund may write combinations of covered puts and calls on the same underlying security.

  In general, a Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

  The premium received from writing a put or call option, increases a Fund's return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option's exercise price regardless of any decline in the underlying security's market price.

  By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

  A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

  Each of the Equity and Income Funds may write or purchase put and call options. All call options written must be covered.

  The successful use of options depends on the ability of Huntington to forecast interest rate and market movements. For example, if a Fund were to write a call option based on Huntington's expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on Huntington's expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

  When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

  The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

  The effective use of options also depends on the Fund's ability to terminate option positions at times when Huntington deems it desirable to do so. Although a Fund will take an option position only if Huntington believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transaction at any particular time or at an acceptable price.

  The Funds generally expect that their options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter ("OTC") markets. A Fund's ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Huntington, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

  If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt its normal operations.

  A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

  Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

  Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

  An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Huntington believes it is inadvisable to do so.

  Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of Huntington may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

PREFERRED STOCK

  Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

  Each of the Equity Funds may invest in preferred stock.

PREPAYMENT RISK

  Prepayment risk results because, as interest rates fall, homeowners are more likely to refinance their home mortgages. When home mortgages are refinanced, the principal on mortgage-related securities held is "prepaid" earlier than expected. A Fund which holds mortgage-related securities which are prepaid must reinvest the unanticipated principal payments, just at a time when interest rates on new mortgage investments are falling. Prepayment risk has two important effects on a Fund: (1) when interest rates fall and additional mortgage prepayments must be reinvested at lower interest rates, income will be reduced; and (2) when interest rates fall, prices on mortgage-backed securities may not rise as much as comparable Treasury bonds because bond market investors may anticipate an increase in mortgage prepayments and a likely decline in income.

  Recent market experience has shown that certain derivative mortgage securities have a higher degree of prepayment risk and, as a result, the prices of such securities may be highly volatile.

REPURCHASE AGREEMENTS

  Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller's obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund's interest, collateral securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Adviser will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Adviser to determine when to request additional collateral from the seller.

  If a seller defaults on its repurchase obligation, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

RESTRICTED AND ILLIQUID SECURITIES

  Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

  Section 4(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Trust believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Trust intends, therefore, with respect to the Money Market Fund's investments, to treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Trust intends not to subject such paper to any limitation applicable to restricted securities.

  Each of the Funds may invest in illiquid securities (including restricted securities, repurchase agreements providing for settlement on more than seven days' notice and OTC options). Except for the Florida Tax-Free Money Fund and the Intermediate Government Income Fund, none of the Fund will invest more than 10% of its total assets in such securities. The Florida Tax-Free Money Fund is limited to 10% of its net assets, while the Intermediate Government Income Fund may invest up to 15% of its total assets in illiquid securities.


SECURITY-SPECIFIC RISK

  Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

TAX-EXEMPT SECURITIES

  Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

  Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

  Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

  Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes ("TANs"), revenue anticipation notes ("RANs") and bond anticipation notes ("BANs"). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

  Private activity bonds (sometimes called "industrial development bonds") may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of a Fund which invests in private activity bonds, if such investor is a "substantial user" of facilities which are financed by private activity bonds or industrial development bonds or a "related person" of such a substantial user.

  Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

  Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the municipal obligation plus accrued interest. Huntington will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation,
(2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Fund which purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

  Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

  Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

  The Internal Revenue Code of 1986, as amended (the "Code"), imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

  Each of the Income Funds, the Ohio Municipal Money Market Fund and the Florida Tax-Free Money Fund may invest in tax-exempt securities. The Ohio Tax-Free Fund may not invest in private activity bonds if the interest is treated as a preference item for purposes of the federal alternative minimum tax. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Tax-Exempt Funds.

U.S. GOVERNMENT SECURITIES

  U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

  Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

  Other such obligations are only supported by: the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

  All of the Funds may invest in U.S. Government securities and may use them for defensive purposes.

U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS

  U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. U.S. Treasury security futures contracts and options on such contracts are used to hedge against movements in the value of tax-exempt securities.

  Successful use of U.S. Treasury security futures contracts depends on the ability to predict the direction of interest rate movements and the effects of other factors on the value of debt securities. For example, the sale of U.S. Treasury security futures contracts is used to hedge against the possibility of an increase in interest rates which would adversely affect the value of tax-exempt securities held in a Fund's portfolio. If, unexpectedly, the prices of the tax-exempt securities increase following a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

  There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling U.S. Treasury securities futures and the value of U.S. Treasury securities subsequently increases while the value of its tax-exempt securities decreases, the Fund will incur losses on both its U.S. Treasury security futures contracts and its tax-exempt securities. Huntington will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely.

  Each of the Tax-Exempt Funds may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of Huntington, price movements in U.S. Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge.

WARRANTS

  Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

  Each of the Equity Funds may invest in warrants.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

  When-issued and delayed delivery transactions are arrangements through which a Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund's records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller's failure to complete a transaction may cause a Fund to miss a desired price or yield. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. The Adviser may choose to dispose of a commitment prior to settlement.

  With the exception of the Mortgage Securities Fund, which may invest up to 35% of its total assets in securities purchased on a when-issued or delayed delivery basis, none of the Funds intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

  All of the Funds may engage in when-issued and delayed delivery transactions.

YEAR 2000 RISK

  Year 2000 Risk is the risk that a Fund could be adversely affected if the computer systems used by its investment adviser or other service providers do not properly process and calculate date-related information and data beginning on January 1, 2000. Year 2000 Risk exists because most computer systems were designed only to recognize a two-digit year, not a four-digit year. When the year 2000 begins, these computers may interpret "00" as the year 1900 and either stop processing date-related computations or process them incorrectly. These failures could have a negative impact on the handling of securities trades, pricing and account services. Huntington is taking steps designed to address Year 2000 Risk with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Trust's other service providers.

  As of the date of this SAI, it is not anticipated that Year 2000 Risk relating to the investment adviser or the Trust's other major service providers will result in shareholders experiencing negative effects on their investment, or on the services provided in connection therewith. There can be no assurances, however, that the steps taken by Huntington and the Trust's other service providers will be sufficient to avoid any adverse impact on the Funds. Year 2000 Risk also affects the companies in which the Funds invest, communications and public utility companies, governmental entities, financial processors and other companies upon which all investment companies rely.

ZERO-COUPON SECURITIES

  Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other Funds and other mutual funds investing in securities making current distributions of interest and having similar maturities.

  Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

  In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons maybe sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

  Each of the Income Funds may invest in zero-coupon securities.

SPECIAL RISK FACTORS APPLICABLE TO THE OHIO TAX-EXEMPT FUNDS

  "Ohio tax-exempt securities" refer to tax-exempt securities issued by or on behalf of the State of Ohio or its authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of bond counsel at the time of issuance, is exempt from both federal income tax and Ohio personal income taxes. Since the Ohio Tax-Free Fund and the Ohio Municipal Money Market Fund invest primarily in Ohio tax-exempt securities, the value of these Funds' shares may be especially affected by factors pertaining to the economy of Ohio and other factors specifically affecting the ability of issuers of Ohio tax-exempt securities to meet their obligations. As a result, the value of the Funds' shares may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The Ohio Municipal Money Market Fund may invest in Ohio tax-exempt securities only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO). In addition, the Ohio Municipal Money Market Fund may have more than 40% of its total assets invested in securities that are credit-enhanced by domestic or foreign banks. Changes in credit quality of these banking institutions could cause losses to this Fund and affect its share price.

  Generally, the creditworthiness of Ohio tax-exempt securities of local issuers is unrelated to that of obligations of the State of Ohio itself, and the state has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio tax-exempt securities or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio tax-exempt securities, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

  While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half of the state's area devoted to farming and approximately 16% of total employment in agribusiness.

  In prior years, Ohio's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly rate for Ohio was 5.7%, compared to the 5.5% national figure. However, for the last seven years Ohio's rates have been below the national rates (4.6% versus 4.9% in 1997). The unemployment rate and its effects vary among geographic areas of Ohio.

  Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most state operations are financed through the General Revenue Fund, for which the personal income and sales-use taxes are the major sources. Growth and depletion of General Revenue Fund ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. Ohio has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending. The General Revenue Fund appropriations act for the 1998-99 biennium was passed on June 25, 1997, and promptly signed (after selective vetoes) by the Governor. All necessary General Revenue Fund appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.

  The incurrence or assumption of debt by the State of Ohio without a vote of the people is, with limited exceptions, prohibited by current state constitutional provisions. The State of Ohio may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the state from assuming the debts of any local government or corporation, with certain limited exceptions.

  By constitutional amendments, Ohio voters have authorized the incurrence of State of Ohio debt and the pledge of taxes or excises to its payment. At September 26, 1998, $1.12 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such state debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($26.7 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($1 billion outstanding or awaiting delivery); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resource purposes which may be outstanding at any one time ($88.6 million outstanding, with no more than $50 million to be issued in any one year).

  State of Ohio and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

  Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from state subsidies, but are dependent on local property taxes, and in 119 districts (as of September 17, 1998) from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has recently concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the state to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 1998) to permit time for responsive corrective actions. A small number of the state's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of state subsidy distributions to repayment if needed. Recent borrowings under this program totaled $41.1 million for 28 districts in fiscal 1994, $71.1 million for 29 districts in fiscal 1995 (including $29.5 million for one district), $87.2 million for 20 districts in fiscal 1996 (including $42.1 million for one district), and $113.2 million for 12 districts in fiscal 1997 (including $90 million to one district for restructuring its prior loans), and $23.4 million for 10 districts in fiscal 1998.

  For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Similar procedures have recently been extended to counties and townships. Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 25 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village and three cities are in preliminary "fiscal watch" status). As of September 17, 1998, the 1996 school district "fiscal emergency" provision had been applied to six districts, and ten districts were on preliminary "fiscal watch" status.

  At present the State of Ohio itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Ohio Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

  Although the State of Ohio's revenue obligations or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties and the resulting impact on state and local governmental finances will not adversely affect the market value of Ohio tax-exempt securities held in the portfolios of the Ohio Tax-Free Fund or the Ohio Municipal Money Market Fund, or the ability of the obligors of such Ohio tax-exempt securities to make required payments on or leases relating to such obligations.

SPECIAL RISK FACTORS APPLICABLE TO THE MICHIGAN TAX-FREE FUND

  "Michigan tax-exempt securities" refer to tax-exempt securities issued by or on behalf of the State of Michigan or its authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of bond counsel at the time of issuance, is exempt from both federal income tax and Michigan personal income taxes. Because the Michigan Tax-Free Fund will invest primarily in Michigan tax-exempt securities, its investment performance is especially dependent on Michigan's prevailing economic conditions. As a result, the value of this Fund's shares may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of states. In addition, to provide somewhat greater investment flexibility, the Michigan Tax-Free Fund is also a "non-diversified" fund and, as such, is not required to meet any diversification requirements under the 1940 Act. The Michigan Tax-Free Fund may use its ability as a non-diversified fund to concentrate its assets in the securities of a smaller number of issuers which the Adviser deems to be attractive investments, rather than invest in a larger number of securities merely to satisfy non-tax diversification requirements. While the Adviser believes that the ability to concentrate its investments in particular issuers is an advantage when investing in Michigan tax-exempt securities, such concentration also involves a risk of loss should the issuer be unable to make interest or principal payments or should the market value of such securities decline. Investment in a non-diversified fund could therefore entail greater risks than investment in a "diversified" fund, including a risk of greater fluctuations in yield and share price. The Michigan Tax-Free Fund must nevertheless meet certain diversification tests to qualify as a "regulated investment company" under the Code.

  Michigan is a highly industrialized state with an economy principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. According to the State Department of Management and Budget, the U.S. Bureau of Economic Analysis and the U.S. Bureau of Census, Michigan's population has grown since the 1990 Census by 5.2%, to approximately 9,774,000 people, while its civilian labor force over 16 years of age has grown by 8.3% and personal income of its residents has grown by over 43% during that time. Legislation in Michigan requires that the administration prepare two economic forecasts each year, which are presented each January and May of a given year. The state's economic forecast for calendar years 1998 and 1999 projects healthy growth in the national economy, and it assumes moderate inflation accompanied by steady interest rates. Real gross domestic product is projected to grow 3.1% in calendar 1998 and 2.0% in calendar 1999. Nationally, car and light truck sales are expected to total 14.9 million units in both calendar 1998 and 1999.

  The state's forecast for the Michigan economy reflects the national outlook. Total wage and salary employment is projected to grow 1.7% in 1998 and 0.8% in 1999. This growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to average 4.1% in 1998 and 4.4% in 1999, continuing the recent trend of Michigan's unemployment rate being below the national average for six consecutive years.

  The principal revenue sources for the state's General Fund are state taxes from sales, personal income, single business, and excise taxes (approximately 56% of total General Fund revenues) and federal and non-tax revenues (approximately 44% of total revenues). Under the Michigan Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services. Improvements in the Michigan economy have resulted in increased revenue collections, which, together with restraint on the expenditure side of the budget, have produced General Fund surpluses of $81.9 million in fiscal 1995, $196.5 million in fiscal 1996 and $12.7 million in fiscal 1997. Fiscal year 1998 General Fund revenues are expected to be $8,590.0 million, an increase of 3.2% over the previous year. Fiscal year 1998 expenditures are projected at $8,601.7 million, an increase over fiscal 1997 of 3.5%, principally due to projected increases in expenditures for education and public protection.

  The Michigan Constitution limits the amount of total state revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of state personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the ratio of the 1978-79 fiscal year revenues to total calendar 1977 state personal income. If any fiscal years' revenues exceed the revenue limitation of one percent or more, the entire amount of the excess must be related in the following fiscal year's personal income tax or single business tax. Any excess of less than one percent may be transferred to the state's Budget Stabilization Fund. The unreserved balance of this Budget Stabilization Fund on September 30, 1997, was estimated to be $646.3 million.

  Since 1994, Michigan has financed the principal portion of the costs of local public school operations as a state budget item, and has shifted the responsibility for financing such costs away from local school units. To provide funding for these additional state budget obligations, the Legislature has enacted a series of taxes and tax increases, and has exempted all property in Michigan from millages levied for local and intermediate school district operating purposes, other than millages levied for community colleges. These additional state revenues are included within the state's constitutional revenue limitations and may impact the state's ability to raise additional revenues in the future.

  Although revenue obligations of Michigan or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that further economic difficulties will not adversely affect the market value of municipal obligations held in the portfolio of the Michigan Tax-Free Fund or the ability of the respective obligors to make required payments on such obligations.

SPECIAL RISK FACTORS APPLICABLE TO THE FLORIDA TAX-FREE MONEY FUND

  "Florida tax-exempt securities" refer to tax-exempt securities issued by the state of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers, the value of which is exempt from the Florida intangible personal property tax, and which pay interest that is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. Because the Florida Tax-Free Money Fund will invest primarily in Florida tax-exempt securities, its investment performance is especially dependent on Florida's prevailing economic conditions. The Florida

Tax-Free Money Fund may invest in Florida tax-exempt securities only if rated at the time of purchase within the two highest grades assigned by any two NRSROs (or by any one NRSRO if the obligation is rated by only that NRSRO).

  In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. The state has grown dramatically since 1980 and, as of April 1, 1997, Florida ranked fourth in the nation, with an estimated population of 14.7 million. The service and trade sectors constitute Florida's largest employment sectors, with services currently accounting for 34.9% and trade accounting for 25.6% of the state's of total non-farm employment. Florida's manufacturing jobs exist in the high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. The job creation rate for the state is almost twice that of the nation's rate as a whole. Since 1995, Florida's unemployment rate has again been below the nation's average. In 1997, Florida's unemployment rate was 4.8%, while the nation's was 4.9%.

  South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The central and northern portions of the state are affected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the central and northern section of Florida, and in the state as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. In addition, the state economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors.

  The State operates under an annual budget. Under the State Constitution and applicable statutes, the budget as a whole and each separate fund within the State budget must be kept in balance from currently available revenues during each State fiscal year (July 1 through June 30). Moneys are expended pursuant to appropriations acts. In fiscal year 1996-97, an estimated 67% of total direct revenues were derived from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. The largest single source of tax receipts in Florida is the 6% sales and use tax and the second largest source of tax receipts (including those distributed to local governments) is the tax on motor fuels. Other tax receipt sources include an alcoholic beverage tax (an excise tax), a corporate income tax, a documentary stamp tax, a gross receipts tax, intangible personal property tax and an estate tax. The Florida lottery produced sales of $2.09 billion, of which $792.3 million was used for education, in fiscal 1996-97. Estimated revenues of $16,877.6 million for fiscal 1997-98 represent an increase of 7.2% over revenues for fiscal 1996-97. Estimated revenues for fiscal 1998-99 of $17,627.0 million represent an increase of 4.4% over fiscal 1997-98.

  Pursuant to a constitutional amendment which was ratified by the votes on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous five years by the maximum amount of revenue permitted under the cap for the previous year. State revenues are defined as taxes, licenses, fees and charges for services imposed by the Legislature as well as revenue from the sale of lottery tickets. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to state bonds.

  Many factors, including national, economic, social and environmental policies and conditions, most of which are not within the control of the state or local government, could affect or adversely impact on Florida's financial condition.

                            INVESTMENT RESTRICTIONS

  The following investment restrictions are fundamental and may not be changed without a vote of a majority of the outstanding shares of a Fund. Accordingly, the Trust will not, on behalf of a Fund:

     (1) Except for the Tax-Exempt Funds, invest more than 5% of the value of its total assets in the securities of any one issuer (this limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to repurchase agreements secured by such obligations).

     (2)  Purchase more than 10% of the voting securities of any issuer.

     (3) Invest 25% or more of the value of its total assets (i) in securities of companies primarily engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities), and (ii) with respect to the Tax-Exempt Funds, in municipal obligations of one issuer or which are related in such a way that, in the opinion of Huntington, an economic, business or political development other than state-wide, national or international development) affecting one such municipal obligation would also affect others in a similar manner. Such concentration may occur as a result of changes in the market value of portfolio securities, but such concentration may not result from investment.

     (4) Loan more than 20% of the Funds' portfolio securities to brokers, dealers or other financial organizations. All such loans will be collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current value of the loaned securities.

     (5) For all Funds except the Florida Tax-Free Money Fund, invest more than 10% (15% in the case of the Government Income Fund) of the value of its total assets in illiquid securities including restricted securities, repurchase agreements of over seven days' duration and OTC options. The Florida Tax-Free Money Fund will not invest more than 10% of the value of its net assets in such illiquid securities. The Money Market Fund will not include in this limitation commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees.

     (6) Borrow in excess of 5% of its total assets (borrowings are permitted only as a temporary measure for extraordinary or emergency purposes) or pledge (mortgage) its assets as security for an indebtedness, except that each of the Michigan Tax-Free Fund, Intermediate Government Income Fund and Florida Tax-Free Money Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or defensive purposes and those borrowings may be secured by the pledge of not more than 15% (10% for the Florida Tax-Free Money
          Fund) of the current value of its total net assets (but investments may not be purchased by these Funds while any such borrowings are outstanding).

     (7) Invest more than 5% of its total assets in securities of any issuer which, together with any predecessor, has been in operation for less than three years.

     (8) Purchase or sell real estate or real estate mortgage loans; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

     (9) Purchase or sell commodities or commodities contracts, or interests in oil, gas, or other mineral exploration or development programs provided, however, that the Funds may invest in futures contracts for bona fide hedging transactions, as defined in the General Regulations under the Commodity Exchange Act, or for other transactions permitted to entities exempt from the definition of the term commodity pool operator, as long as, immediately after entering a futures contract no more than 5% of the fair market value of the Funds' assets would be committed to initial margins.

     (10) Purchase securities on margin or effect short sales (except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

     (11) Engage in the business of underwriting securities issued by others or purchase securities, other than time deposits and restricted securities (i.e., securities which cannot be sold without registration or an exemption from registration), subject to legal or contractual restrictions on disposition.

     (12) Make loans to any person or firm except as provided below; provided, however, that the making of a loan shall not be construed to include
          (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors (which are debt securities, generally rated not less than A by Moody's or S&P, or the equivalent, privately issued and purchased by such entities as banks, insurance companies and investment companies), or (ii) the entry into repurchase agreements. However, each of the Funds may lend its portfolio securities to brokers, dealers or other institutional investors deemed by Huntington, the Trust's manager, pursuant to criteria adopted by the Trustees, to be creditworthy if, as a result thereof, the aggregate value of all securities loaned does not exceed 20% (5% in the case of the Michigan Tax-Free Fund) of the value of total assets and the loan is collateralized by cash or U.S. Government obligations that are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Such transactions will comply with all applicable laws and regulations.

     (13) Purchase from or sell portfolio securities to officers, Trustees or other "interested persons" (as defined in the 1940 Act) of the Funds, including its investment manager and its affiliates, except as permitted by the Investment Company Act of 1940 and exemptive Rules or Orders thereunder.

     (14) Issue senior securities.

     (15) Purchase or retain the securities of any issuer if, to the Funds' knowledge, one or more of the officers, directors or Trustees of the Trust, the investment adviser or the administrator, individually own beneficially more than one-half of one percent of the securities of such issuer and together own beneficially more than 5% of such securities.

     (16) Purchase the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition and except as permitted pursuant to Section 12(d)(1) of the Investment Company Act of 1940.

  All percentage limitations on investments will apply at the time of the making of an investment and should not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

PORTFOLIO TURNOVER

  The portfolio turnover rate of a Fund is defined by the Securities and Exchange Commission as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. Under that definition, the Money Market Funds will have no portfolio turnover. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and reinvestment in other securities.

  For the fiscal years ended December 31, 1998 and 1997, the portfolio turnover rates for each of the following Funds were as follows:

FUND                                                                     1998            1997
----                                                                     ----            ----


Growth Fund.......................................................         11%             12%

Income Equity Fund................................................         13%             24%

Mortgage Securities Fund..........................................         17%             63%

Ohio Tax-Free Fund................................................          9%             14%

Michigan Tax-Free Fund*...........................................         11%              7%

Fixed Income Securities Fund......................................         47%            116%

Intermediate Government Income Fund*..............................          9%             28%

Short/Intermediate Fixed Income Securities Fund...................         60%            160%

*The 1997 portfolio turnover rates for the Michigan Tax-Free Fund and the Intermediate Government Income Fund are actually those of the predecessor FMB Funds for the year ended November 30, 1997. The 1998 portfolio turnover rates for these Funds are for the year ended December 31, 1998 and include predecessor fund data.

  Portfolio turnover for the Income Equity Fund decreased in 1998 as a result of continued strong dividend growth from existing portfolio securities and reduced opportunities to enhance dividends in 1998 versus 1997. Portfolio turnover for each of the Fixed Income Securities Fund and the Short/Intermediate Fixed Income Securities Fund was lower in 1998 than in 1997 due to a decision by the Adviser to increase corporate exposure in both Funds in 1997. Portfolio turnover for the Ohio Tax-Free Fund was reduced in 1998 versus 1997 following increased trading in 1997 in order to extend the average life of the portfolio. For the Mortgage Securities Fund, decreased portfolio turnover resulted primarily from continued movement towards management of the portfolio as a more traditional mortgage fund. Decreased portfolio turnover for the Intermediate Government Income Fund resulted primarily from a reduction in assets, fewer paydowns in 1998 than 1997 and the execution of a large swap transaction in 1997. Increased portfolio turnover necessarily results in higher costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities, and may result in the acceleration of capital gains.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

  The Trustees of the Trust are responsible for generally overseeing the conduct of each Fund's business in accordance with the laws of the state of Massachusetts. Trustees and officers of the Trust and their principal occupations during the past five years are as set forth below.

                                       POSITION(S)
                                       HELD WITH                PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                  THE TRUST                DURING PAST FIVE YEARS
---------------------                  -----------              -----------------------
David S. Schoedinger                   Trustee                  Chairman of the Board, Schoedinger
229 East State Street                                           Funeral Service; President
Columbus, Ohio                                                  Schoedinger Financial Services,
Birth date:  November 27, 1942                                  Inc.; Past President, Board of
                                                                Directors of National Selected
                                                                (1992-1993).

John M. Shary                          Trustee and              Retired; Formerly: Member,
3097 Walden Ravine                     Chairman of the          Business Advisory Board, DPEC-Data
Columbus, Ohio 43321                   Board                    Processing Education Corp.
Birth date:  November 30, 1930                                  (1993-1996); Member, Business
                                                                Advisory Board, Hublink, Inc.
                                                                (1993-1997); Member, Business
                                                                Advisory Board, Miratel
                                                                Corporation (1993-1995); Member,
                                                                Board of Directors, Applied
                                                                Information Technology Research
                                                                Center (1987-1990); Member, Board
                                                                of Directors, AIT (1987-1990);
                                                                Chief Financial Officer of OCLC
                                                                Online Computer Library Center,
                                                                Inc. (1972-1987).

William R. Wise                        Trustee                  Retired; Formerly, Corporate
613 Valley Forge Court                                          Director of Financial Services and
Westerville, Ohio                                               Treasurer, Children's Hospital,
Birth date:  October 20, 1931                                   Columbus, Ohio; Associate
                                                                Executive Director and Treasurer,
                                                                Children's Hospital, Columbus,
                                                                Ohio (1985-1989).

Mark Nagle                             President and Chief      Vice President, Fund Accounting
One Freedom Valley Road                Executive Officer        and Administration of SEI Fund
Oaks, Pennsylvania 19456                                        Resources since 1996; BISYS Fund
Birth date:  October 20, 1959                                   Services from 1995 to 1996; Senior
                                                                Vice President, Fidelity
                                                                Investments from 1981-1995.

Robert DellaCroce                      Treasurer,               Director, Funds Administration and
One Freedom Valley Road                Controller and           Accounting of SEI since 1994.
Oaks, Pennsylvania 19456               Chief Financial          Senior Audit Manager, Arthur
Birth date:  December 17, 1963         Officer                  Anderson LLP, from 1986 to 1994.

                                       POSITION(S)
                                       HELD WITH                PRINCIPAL OCCUPATION(S)
NAME, AGE AND ADDRESS                  THE TRUST                DURING PAST FIVE YEARS
---------------------                  -----------              -----------------------
Joseph M. O'Donnell                    Vice President and       Vice President and Assistant
One Freedom Valley Road                Secretary                Secretary of SEI since 1998, Vice
Oaks, Pennsylvania 19456                                        President and General Counsel, FPS
Birth date:  November 13, 1951                                  Service, Inc. (1993-1997).

Kathy Heilig                           Vice President and       Treasurer of SEI Investments
One Freedom Valley Road                Assistant Secretary      Company since 1997; Assistant
Oaks, Pennsylvania 19456                                        Controller of SEI Investments
Birth date:  December 21, 1958                                  Company since 1995; Vice President
                                                                of SEI Investments Company since
                                                                1991.

Todd Cipperman                         Vice President and       Vice President and Assistant
One Freedom Valley Road                Assistant Secretary      Secretary of SEI Corporation since
Oaks, Pennsylvania 19456                                        1995; Associate attorney with
Birth date:  February 14, 1966                                  Dewey Ballantine (1994-1995);
                                                                Associate attorney with Winston &
                                                                Strawn (1991-1994).

Kevin P. Robbins                       Vice President and       Senior Vice President, General
One Freedom Valley Road                Assistant Secretary      Counsel and Secretary of SEI
Oaks, Pennsylvania 19456                                        Corporation since 1994.  Vice
Birth date:  April 15, 1961                                     President and Assistant Secretary
                                                                (1992-1994); Associate attorney
                                                                with Morgan, Lewis & Bockius
                                                                    (1988-1992).

TRUSTEE COMPENSATION

     During the fiscal year ended December 31, 1998, the Trustees received the following total compensation from the Trust for their services as Trustees with respect to all of the Funds:

     NAME AND POSITION                       COMPENSATION
     -----------------                       ------------
     David S. Schoedinger, Trustee              $12,500
     John M. Shary, Trustee and Chairman        $16,500
     William R. Wise, Trustee                   $12,500

     There are no pension or retirement plans or programs in effect for Trustees of the Trust. No officers of the Trust or of any other Fund receive compensation from the Trust or the Funds as officers or employees of the Trust of any such Fund.

     The Declaration of Trust of the Trust provides that the Trust will, to the fullest extent permitted by law, indemnify its Trustees and officers against all liabilities and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISER

     Huntington National Bank is the investment adviser to each of the Funds of the Trust. It is an indirect, wholly-owned subsidiary of Huntington Bancshares Incorporated ("HBI") and is deemed to be controlled by HBI. With $27 billion in assets as of December 31, 1998, HBI is a major Midwest regional bank holding company. Through its subsidiaries and affiliates, HBI offers a full range of services to the public, including: commercial lending, depository services, cash management, brokerage services, retail banking, international services, mortgage banking, investment advisory services and trust services.

     Under the investment advisory agreements between the Trust and Huntington (the "Investment Advisory Agreements"), Huntington, at its expense, furnishes a continuous an investment program for the various Funds and makes investment decisions on their behalf, all subject to such policies as the Trustees may determine. Investment decisions are subject to the provisions of the Trust's Declaration of Trust and By-laws, and of the 1940 Act. In addition, Huntington makes decisions consistent with a Fund's investment objectives, policies, and restrictions, and such policies and instructions as the Trustees may, from time to time, establish.

     Each of the Funds pays advisory fees to Huntington based on a percentage of its average daily net assets as specified in the applicable Investment Advisory Agreement. During the fiscal years ended December 31, 1998, 1997 and 1996, Huntington collected the following fees:

FUND                                                         1998                1997                1996
----                                                         ----                ----                ----
Money Market Fund.....................................    $2,150,113          $1,438,732          $1,267,812

Ohio Municipal Money Market Fund......................    $  496,013/(1)/     $  315,663/(1)/     $  213,103/(1)/

U.S. Treasury Money Market Fund.......................    $1,089,675          $1,103,305          $  904,683

Growth Fund...........................................    $1,849,965          $1,249,265          $1,028,360

Income Equity Fund....................................    $1,396,117          $1,175,011          $  958,682

Mortgage Securities Fund..............................    $  114,558/(2)/     $  122,798/(2)/     $  101,228/(2)/

Ohio Tax-Free Fund....................................    $  333,488          $  327,550          $  313,954

Michigan Tax-Free Fund................................    $  112,389/(3)/         N/A                  N/A

Fixed Income Securities Fund..........................    $  817,205          $  745,513          $  697,359

Intermediate Government Income Fund...................    $  393,323/(4)/         N/A                  N/A

Short/Intermediate Fixed Income Securities Fund.......    $  645,558          $  622,863          $  627,097

/(1)/ During the fiscal year ended December 31, 1998, gross advisory fees for the Ohio Municipal Money Market Fund were $595,216, of which $99,203 was voluntarily waived. During the fiscal year ended December 31, 1997, gross advisory fees were $414,395, of which $98,732 was voluntarily waived. During the fiscal year ended December 31, 1996, gross advisory fees were $355,171, of which $142,068 was voluntarily waived.

/(2)/ During the fiscal year ended December 31, 1998, gross advisory fees for the Mortgage Securities Fund were $190,930, of which $76,372 was voluntarily waived. During the fiscal year ended December 31,

1997, gross advisory fees were $204,663, of which $81,865 was voluntarily waived. During the fiscal year ended December 31, 1996, gross advisory fees were $236,184, of which $134,956 was voluntarily waived. During the fiscal years ended 1996 and 1997, Huntington paid $69,922 and $86,734, respectively, to Piper Capital Management Incorporated ("Piper"), as sub-adviser to the Mortgage Securities Fund. The Sub-Investment Advisory Agreement between Huntington and Piper was automatically terminated under the Investment Company Act of 1940 upon the acquisition of Piper's parent company, Piper Jaffray Companies Inc., by U.S. Bancorp at the end of April, 1998.

/(3)/ During the fiscal year ended December 31, 1998, following the reorganization of the FMB Michigan Tax-Free Bond Fund, gross advisory fees earned by Huntington for the Michigan Tax-Free Fund were $130,685, of which $18,296 was voluntarily waived. Prior to the reorganization, during the fiscal year ended December 31, 1998, First Michigan Bank earned gross advisory fees of $43,627, of which $11,391 was voluntarily waived.

/(4)/ During the fiscal year ended December 31, 1998, following the reorganization of the FMB Intermediate Government Income Fund, gross advisory fees earned by Huntington for the Intermediate Government Income Fund were $437,025, of which $43,702 was voluntarily waived. Prior to the reorganization, during the fiscal year ended December 31, 1998, First Michigan Bank earned gross advisory fees of $138,474, none of which was waived.

     No information on advisory fees is provided for the Florida Tax-Free Money Fund, as that Fund had not yet commenced operations as of December 31, 1998.

     The Investment Advisory Agreements provide that Huntington shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Investment Advisory Agreements relate, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties on the part of Huntington.

     The Investment Advisory Agreements may be terminated without penalty with respect to any Fund at any time by the vote of the Trustees or by the shareholders of that Fund upon 60 days' written notice, or by Huntington on 90 days' written notice. An Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Fund(s). The Agreements also terminate without payment of any penalty in the event of its assignment. The Investment Advisory Agreements provide that they will continue in effect from year to year only so long as such continuance is approved at least annually with respect to each Fund by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

     From time to time, the Adviser may use a portion of its investment advisory fee to pay for certain administrative services provided by financial institutions on Investment Shares of the Funds.

     Because of the internal controls maintained by Huntington to restrict the flow of non-public information, the Funds' investments are typically made without any knowledge of Huntington's or its affiliates' lending relationships with an issuer.

SUB-ADVISER

     Countrywide Investments, Inc., whose address is 312 Walnut Street, Cincinnati, Ohio 45202, is the sub-adviser to the Florida Tax-Free Money Fund. It is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., the largest mortgage lender in the United States. Countrywide Investments has been managing mutual funds since its inception in 1974 and currently serves as the investment adviser to several proprietary investment companies.

     Under the Sub-Advisory Agreement between Huntington and Countrywide Investments, Countrywide furnishes to Huntington such investment advice, statistical and other factual information as Huntington may reasonably request from time to time with respect to the Florida Tax-Free Money Fund.

     The Sub-Advisory Agreement may be terminated without penalty at any time by the vote of the Trustees or by the shareholders of the Florida Tax-Free Money Fund upon 60 days' written notice, or by Huntington or Countrywide on 120 days' written notice. Any amendment to the Agreement must be approved by both a vote of the Trustees and the shareholders of the Fund. The Agreement also terminates without payment of any penalty in the event of its assignment. The Sub-Advisory Agreement provides that it will continue in effect for two years from its effectiveness and from year to year thereafter only so long as such continuance is approved at least annually by the vote of either the Trustees or the shareholders of the Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Huntington.

GLASS-STEAGALL ACT

     In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complies with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

     Huntington believes that it possesses the legal authority to perform the services for the Trust contemplated by the Investment Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict Huntington from continuing to perform such services for the Trust. Depending upon the nature of any changes in the services which could be provided by Huntington, the Board of Trustees of the Trust would review the Trust's relationship with Huntington and consider taking all action necessary in the circumstances.

     Should further legislative, judicial, or administrative action prohibit or restrict the activities of Huntington, its affiliates, and its correspondent banks in connection with customer purchases of shares of the Trust, such banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Funds' method of operations would affect their net asset values per share or result in financial losses to any customer.

     State securities laws governing the ability of depository institutions to act as underwriters or distributors of securities may differ from interpretations given to the Glass-Steagall Act and, therefore, banks and financial institutions maybe required to register as dealers pursuant to state law.

PORTFOLIO TRANSACTIONS

     Huntington may place portfolio transactions with broker-dealers which furnish, without cost, certain research, statistical, and quotation services of value to Huntington and its affiliates in advising the Trust and other clients, provided that they shall always seek best price and execution with respect to the transactions. Certain investments may be appropriate for the Trust and for other clients advised by Huntington. Investment decisions for the Trust and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients of an investment adviser on the same day. In such event, such transactions will be allocated among the clients in a manner believed by Huntington to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Trust. Purchase and sale orders for the Trust may be combined with those of other clients of Huntington in the interest of achieving the most favorable net results for the Trust.

As part of its regular banking operations, Huntington may make loans to public companies. Thus, it may be possible, from time to time, for the Funds to hold or acquire the securities of issuers which are also lending clients of Huntington. The lending relationship will not be a factor in the selection of securities for the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     Huntington places all orders for the purchase and sale of portfolio securities for a Fund and buys and sells securities for a Fund through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain for a Fund the best price and execution available. In seeking the best price and execution, Huntington, having in mind a Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers.
Consistent with this practice, Huntington receives research, statistical, and quotation services from many broker-dealers with which it places a Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Huntington and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The fee paid by a Fund to Huntington is not reduced because Huntington and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and by the Investment Advisory Agreements, Huntington may cause a Fund to pay a broker-dealer that provides the brokerage and research services described above an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer may charge for effecting that transaction. Huntington's authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

     In the fiscal years ended December 31, 1998, 1997, and 1996, the Funds named below paid the following brokerage commissions:

FUND                                               1998       1997        1996
----                                             --------    -------    --------
Growth Fund....................................  $154,528    $71,100    $ 76,783
Income Equity Fund.............................  $ 58,920    $36,858    $107,966

     Brokerage commissions for the Growth Fund increased in 1998 versus 1997 as a result of increased trading toward the end of 1998. This increase is expected to continue into 1999. For the Income Equity Fund, brokerage commissions increased in 1998 versus 1997 because most of the Fund's portfolio turnover in 1997 was in fixed income securities, while most of portfolio turnover in 1998 was in equity securities.

     As of December 31, 1998, certain Funds held the securities of the Trust's regular brokers or dealers or of their parents as follows:

FUND                                                  HOLDINGS (000)
----                                                  --------------
Money Market Fund                                     $30,000 Goldman, Sachs & Co.
                                                      $50,851 Morgan Stanley Dean Witter

U.S. Treasury Money Market Fund                       $45,000 First Chicago NBD
                                                      $25,000 Lehman Brothers
                                                      $15,339 Morgan Stanley Dean Witter
                                                      $50,000 First Boston
                                                      $50,000 Goldman Sachs & Co.
                                                      $25,000 Smith Barney

Growth Fund                                           $ 7,661 Prudential Bache

Income Equity Fund                                    $ 3,187 Prudential Bache

Intermediate Government Income Fund                   $ 3,478 Morgan Stanley Dean Witter

Mortgage Securities                                   $ 2,099 Morgan Stanley Dean Witter

Fixed Income Securities                               $ 1,111 First Chicago NBD
                                                      $   937 Prudential Bache

Short/Intermediate Fixed Income Securities Fund       $ 1,023 First Chicago NBD
                                                      $ 1,012 Goldman Sachs
                                                      $   675 Prudential Bache

ADMINISTRATOR

     Huntington is the Administrator of the Trust. Pursuant to its Administration Agreement, Huntington provides the Trust with administrative services, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and such other services as the Trustees may, from time to time, reasonably request and Huntington shall, from time to time, reasonably determine to be necessary to perform its obligations under the Administration Agreement. In addition, Huntington coordinates with other service providers and legal counsel to provide other services to the Trust. For its services, Huntington receives an annual fee, computed daily and paid monthly, of 0.11% of each Fund's average daily net assets.

     The Administration Agreement became effective on January 12, 1998, and will continue in effect for a period of two years, and thereafter will continue for successive one year periods, unless terminated by either party on not less than 60 days' prior written notice. Under certain circumstances, the Administration Agreement may be terminated on 45 days' prior written notice or immediately by the Trust without prior notice. The Administration Agreement provides that Huntington shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the disregard by Huntington of its obligations and duties thereunder.

     Prior to January 12, 1998, the Trust had retained SEI Administrative as its administrator since January 11, 1996.

     For the fiscal years ended December 31, 1998, 1997 and 1996, the Funds paid the following fees pursuant to the applicable administration agreement with Huntington or SEI Administrative, as the case may be:

FUND                                                      1998                  1997             1996
----                                                      ----                  ----             ----
Money Market Fund.....................................    $835,791            $528,872         $465,136

Ohio Municipal Money Market Fund......................    $218,246            $151,945         $129,904

U.S. Treasury Money Market Fund.......................    $599,321            $606,818         $495,079

Growth Fund...........................................    $339,160            $229,032         $188,542

Income Equity Fund....................................    $255,632            $215,419         $175,636

Mortgage Securities Fund..............................    $ 42,026            $ 45,016         $ 52,094

Ohio Tax-Free Fund....................................    $ 73,368            $ 72,061         $ 68,973

Michigan Tax-Free Fund................................    $ 28,751/(1)/          N/A              N/A

Fixed Income Securities Fund..........................    $179,786            $164,031         $153,157

Intermediate Government Income Fund...................    $ 96,143/(2)/          N/A              N/A

Short/Intermediate Fixed Income Securities Fund.......    $142,023            $137,030         $137,753

/(1)/ During the fiscal year ended December 31, 1998, for the period prior to the reorganization of the FMB Michigan Tax-Free Bond Fund, SEI earned administrative fees of $18,421.

/(2)/ During the fiscal year ended December 31, 1998, for the period prior to the reorganization of the FMB Intermediate Government Income Fund, SEI earned administrative fees of $61,544.


     No information on administration fees is provided for the Florida Tax-Free Money Fund, as that Fund had not yet commenced operations as of December 31, 1998.

SUB-ADMINISTRATOR

     Huntington has entered into a Sub-Administration Agreement with SEI Administrative pursuant to which SEI Administrative provides certain administrative services to the Trust. Under this Agreement, Huntington will pay to SEI Administrative a periodic fee at an annual rate of 0.05% of the average daily net assets of all Funds.

DISTRIBUTOR

     SEI Investments Distributing Co., whose address is One Freedom Valley Road, Oaks, Pennsylvania 19456, is the Distributor (principal underwriters) of the Funds. SEI Distribution is an affiliated person of SEI Administrative, the Trust's Sub-administrator. Under a Distribution Agreement with SEI Distribution the Distributor sells and distributes shares of each of the Funds on a continuous basis, but is not obligated to sell any specific amount of shares of any Fund. Any front-end sales charges paid by an investor on the sale of Investment Shares are collected by the Distributor. The Distributor reallows up to 90% of such sales charges to dealers.

     The Distribution Agreement may be terminated at any time as to any Fund on not more than 60 days' notice by vote of a majority of the Trustees who are not parties to such agreement or "interested persons" of any such party or by the vote of a majority of the outstanding voting securities of the Fund.

DISTRIBUTION PLAN (12B-1 FEES)

     Consistent with Rule 12b-1 under the 1940 Act, the Trust has adopted a Distribution Plan pursuant to which it receives fees from the Funds in connection with the sale and distribution of Investment Shares and the provision of shareholder services. The Trust expects that the distribution efforts funded through the use of 12b-1 fees will increase assets and therefore reduce Fund expenses through economies of scale, and provide greater opportunities for diversified investments.

     In accordance with the Distribution Plan, the Distributor may enter into agreements with brokers and dealers relating to distribution and/or administrative services with respect to the Investment Shares of the Funds. The Distributor may also enter into agreements with administrators (including financial institutions, fiduciaries, custodians for public funds, and investment advisers) to provide administrative services with respect to Investment Shares. Administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of customer account cash balances; answering routine customer inquiries regarding Investment Shares; assisting customers in changing dividend options, account designations, and addresses; and providing such other services as the Distributor may reasonably request in connection with investments in Investment Shares. As of the date of this Prospectus, The Huntington Investment Company and Huntington have entered into agreements with the Distributor concerning the provision of administrative services to customers of the Huntington Group who purchase Investment Shares of the Funds.

     Payments to the Distributor under the Distribution Plan are made regardless of expenses incurred by the Distributor in providing these services.

     The Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Investment Shares of that Fund. The Distribution Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the fee payable thereunder with respect to a Fund requires the approval of the holders of that Fund's Investment Shares. The Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to brokers, dealers and administrators pursuant to any agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

     The Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of all the Trustees, cast in person at a meeting called for such purpose. For so long as the Distribution Plan remains in effect, the selection and nomination of those Trustees who are not interested persons of the Trust (as defined in the 1940
Act) shall be committed to the discretion of such independent persons.

     For the fiscal years ended December 31, 1998, 1997 and 1996, the Funds named below paid the following fees pursuant to the Distribution Plan:

     FUND                                                         1998            1997               1996
     ----                                                         ----            ----               ----
     Money Market Fund.................................        $ 224,044*       $115,933*          $95,463
     Ohio Municipal Money Market Fund..................          113,892*         72,632*           64,977
     U.S. Treasury Money Market Fund...................           58,019*         50,978*           43,791*
     Growth Fund.......................................           33,059          12,150            10,181
     Income Equity Fund................................            1,456             206               N/A
     Mortgage Securities Fund..........................            2,715*          3,414*            4,596*
     Ohio Tax-Free Fund................................            3,816           4,358             5,106
     Michigan Tax-Free Fund............................           23,613**           N/A               N/A
     Fixed Income Securities Fund......................            3,976           4,289             5,032
     Intermediate Government Income Fund...............            8,210**           N/A               N/A

____________________

* For the fiscal year ended December 31, 1998, gross distribution fees for the Money Market Fund, Ohio Municipal Money Market Fund and Mortgage Securities Fund, respectively, were $555,111, $284,729, $145,047 and $5,430, of which
$333,065, $170,837, $87,028 and $2,715 were voluntarily waived. For the fiscal year ended December 31, 1997, gross distribution fees for the Money Market Fund, Ohio Municipal Money Market Fund, U.S. Treasury Money Market Fund and Mortgage Securities Fund were, respectively, $289,833, $181,580, $125,950 and $6,827, of which $173,900, $108,948, $74,972 and $3,413 were voluntarily waived. For the fiscal year ended December 31, 1996, gross distribution fees for the U.S. Treasury Money Market Fund, and the Mortgage Securities Fund were, respectively, $109,476 and $9,189, of which $65,686 and $4,593 were voluntarily waived.

** Includes distribution fees paid to SEI as distributor of the FMB Funds prior to the reorganization with the Huntington Funds. For the fiscal year ended December 31, 1998, gross distribution fees for the Michigan Tax-Free Fund and Intermediate Government Income Fund were, respectively, $26,013 and $9,046, of which $2,400 and $836 were voluntarily waived.

     No information on distribution fees is provided for the Florida Tax-Free Money Fund, as that Fund had not yet commenced operations as of December 31, 1998.

CUSTODIAN AND RECORD KEEPER

     For each of the Funds, Huntington acts as custodian and record keeper. For an annual fee of 0.056% of each Fund's average daily net assets, Huntington is generally responsible as custodian for the safekeeping of Fund assets, including the acceptance or delivery of cash or securities where appropriate, registration of securities in the appropriate Fund name or the name of a nominee, maintenance of bank accounts on behalf of the Funds and coordinating with other service providers in such matters as shareholder taxation or proxy solicitation and the calculation of net asset value. In addition, Huntington is responsible as record keeper for the creation and maintenance of all Fund accounting records relating to custodian activities required by the 1940 Act.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, whose address is Two Heritage Drive, Quincy, Massachusetts 02171, serves as the transfer agent and dividend disbursing agent for the Trust.

INDEPENDENT AUDITORS

     KPMG LLP, whose address is Two Nationwide Plaza, Columbus, Ohio 43215, serves as the independent auditors for the Trust.

PRINCIPAL HOLDERS OF SECURITIES

     Information is provided below regarding each person who owns of record or is known by the Trust to own beneficially 5% or more of any class of shares of any Fund. By virtue of Huntington's ownership in the Funds it is deemed to have control of each of the Funds. Huntington, a national banking association, is an indirect wholly-owned subsidiary of Huntington Bancshares Incorporated, a bank holding company organized under the laws of Ohio.

     As of April 5, 1999, the Trustees and officers as a group owned less than 1% of the shares of the Trust.

     As of April 5, 1999, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Money Market Fund:
National Financial Services Corp., New York, New York, owned approximately 100,091,982 shares (34.39%), and Huntington, acting in various capacities for numerous accounts, owned approximately 135,952,730 shares (46.72%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Money Market Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 664,322,468 shares (99.00%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Huntington Ohio Municipal Money Market Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 131,451,942 shares (88.84%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Ohio Municipal Money Market
Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 97,869,944 shares (100%).

     As of April 5, 1999, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington U.S. Treasury Money Market Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 34,137,939 shares (68.58%), Allied Fidelity Insurance Company, Indianapolis, Indiana, owned approximately 4,159,154 shares (8.36%), and Frank E. Murphy, Wadsworth, Ohio, owned approximately 3,550,152 shares (7.13%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington U.S. Treasury Money Market
Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 441,186,294 shares (99.60%).

     As of April 5, 1999, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Florida Tax-Free Money
Fund: James F. and Barbara F. Mondello, Sarasota, Florida, owned approximately 295,945 shares (51.12%) and Huntington, acting in various capacities for numerous accounts, owned approximately 282,827 shares (48.86%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Florida Tax-Free Money Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 29,827,698 shares (100%).

     As of April 5, 1999, no shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Growth Fund.

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Growth Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 6,297,342 shares (99.09%).

     As of April 5, 1999, no shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Income Equity Fund.

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Income Equity Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 6,009,949 shares (97.79%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Huntington Mortgage Securities Fund:
James E. Dill, Sabina, Ohio, owned approximately 7,357 shares (5.51%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Mortgage Securities Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 4,300,032 shares (98.18%).

     As of April 5, 1999, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Ohio Tax-Free Fund:
Ursula E.M. and William J. Umberg, Cincinnati, Ohio, owned approximately 8,369 shares (11.96%), John W. and Arlene J. Warbritton, Westerville, Ohio, owned approximately 6,585 shares (9.41%), Michael M., Jr. and Mary Ann Machowsky, Rossford, Ohio, owned approximately 4,612 shares (6.59%), and Evelyn V. Culberson Living Trust, Columbus, Ohio, owned approximately 4,523 shares (6.46%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Ohio Tax-Free Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 2,689,458 shares (93.60%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Huntington Michigan Tax-Free Fund:
Donald B. Dobb Living Trust, Muskegon, Michigan, owned approximately 44,824 shares (5.43%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Michigan Tax-Free Fund:
Huntington, acting in various capacities for numerous accounts, owned approximately 2,108,200 shares (96.71%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Investment Shares of The Huntington Intermediate Government Income Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 13,788 shares (5.71%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Intermediate Government Income
Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 10,417,591 shares (100%).

     As of April 5, 1999, the following shareholders of record owned 5% or more of the outstanding Investment Shares of The Huntington Fixed Income Securities
Fund: William J. Umberg, Cincinnati, Ohio, owned approximately 6,026 shares (8.65%), Cincinnati Institute of Fine Arts, Cincinnati, Ohio, owned approximately 4,674 shares (6.71%), Lillian Vinson Richardson, Gahanna, Ohio, owned approximately 7,075 shares (10.15%).

     As of April 5, 1999, the following shareholders of record owned 5% or more of the outstanding Trust Shares of The Huntington Fixed Income Securities Fund:
Hunti ngton, acting in various capacities for numerous accounts, owned approximately 4,421,829 shares (57.41%) and Huntington, acting in various capacities for numerous accounts, owned approximately 3,235,560 shares (42.01%).

     As of April 5, 1999, the following shareholder of record owned 5% or more of the outstanding Trust Shares of The Huntington Short/Intermediate Fixed Income Securities Fund: Huntington, acting in various capacities for numerous accounts, owned approximately 6,169,559 shares (99.18%).

                              SHAREHOLDER RIGHTS

     The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest, representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established two classes of shares, known as Investment Shares and Trust Shares, in the Money Market Fund, the Ohio Municipal Money Market Fund, the U.S. Treasury Money Market Fund, Florida Tax-Free Money Fund, the Growth Fund, the Income Equity Fund, the Mortgage Securities Fund, the Ohio Tax-Free Fund, the Michigan Tax-Free Fund, the Fixed Income Securities Fund, the Intermediate Government Income Fund and the Short/Intermediate Fixed Income Securities Fund. Investment Shares of the Short/Intermediate Fixed Income Securities Fund are not presently being offered to the public.

     Investment Shares and Trust Shares of a Fund are fully transferable. Each class is entitled to dividends from the respective class assets of the Fund as declared by the Trustees, and if the Trust (or a Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

     All shareholders are entitled to one vote for each share held on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund or class, or
(ii) only holders of Investment Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class.

     The rights of shareholders cannot be modified without a majority vote.

     The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of shares representing two-thirds of the outstanding shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of shares representing 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

     Under Massachusetts law, shareholders could, under certain circumstances, beheld personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

     Shareholder inquiries regarding Trust Shares should be directed to Huntington, 41 South High Street, Columbus, Ohio 43215, Attn: Investor Services.

     Shareholder inquiries regarding Investment Shares should be directed to The Huntington Investment Company, 41 South High Street, Columbus, Ohio 43287.

ADDITIONAL INFORMATION ON PURCHASES, EXCHANGES AND REDEMPTIONS

     Investment Shares of each of the Funds may be purchased, exchanged or redeemed by contacting the Trust, The Huntington Investment Company or a Huntington Personal Banker.

     Trust Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of Huntington or its affiliates or correspondent banks. Exchanges of Trust Shares, if permitted by the account agreement, as well as redemptions of Trust Shares, are made by contacting the Trust.

     Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder's permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

     In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

     In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. In such cases, the signature must be guaranteed by:

     . a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund ("BIF"), which is administered by the FDIC;
     .    a member of the New York, American, Midwest, or Pacific Stock
          Exchanges;
     . a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; or
     . any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

     The Trust does not accept signatures guaranteed by a notary public. In the future, the Trust may elect to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Trust reserves the right to amend these standards at any time without notice.

OTHER PURCHASE INFORMATION

     Purchases of either class of shares are made at net asset value, plus (for Investment Shares only) any applicable sales charge. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Investment Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

     If at any time the right to purchase shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional shares and have dividends reinvested.

     Payment in Kind. In addition to payment by check, shares of a Fund may be purchased by customers of Huntington in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone Huntington at (800) 253-0412 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, Huntington will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review.

     Securities accepted by a Fund are valued in the manner and on the days described in the section entitled "Determination of Net Asset Value" as of 4:00 p.m. (Eastern Time). Acceptance may occur on any day during the five-day period afforded Huntington to review the acceptability of the securities. Securities which have been accepted by a Fund must be delivered within five days following acceptance.

     The value of the securities to be exchanged and of the shares of the Fund may be higher or lower on the day Fund shares are offered than on the date of receipt by Huntington of the written description of the securities to be exchanged. The basis of the exchange of such securities for shares of the Fund will depend on the value of the securities and the net asset value of Fund shares next determined following acceptance on the day Fund shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from Huntington.

     A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go "ex" after the time of valuation become the property of the Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

     Sales Charge Reductions (Investment Shares). Sales charges applicable in purchases of Investment Shares may be reduced for certain investors or groups of investors who make larger investments. Investors wishing to take advantage of these reductions should call the Trust.

     Accumulated Purchases. If an existing shareholder already owns Investment Shares on which he or she paid a sales charge, the sales charge or any additional purchases will be reduced if the total amount of the purchases would make the investor eligible for a sales charge reduction.

     For example, a shareholder who purchased $150,000 worth of Investment Shares in any of the Equity or Income Funds with a 3.50% sales charge would only pay a 2.50% sales charge on an additional $150,000 purchase.

     Letter of Intent. An investor who signs a letter of intent to purchase within a 13-month period at least $100,000 worth of Investment Shares in any Equity Fund, or at least $500,000 worth of Investment Shares in any Income Fund will be eligible for the applicable sales charge reduction on each purchase over the 13-month period. Until the investor reaches the necessary threshold, the amount of the sales charge discount will be held in escrow by the Trust.

     For example, an investor who signs a letter of intent to purchase $100,000 in Investment Shares of an Equity Fund will only pay a 3.50% sales charge on all purchases made during the period which total at least $100,000 and will deposit 0.50% or 1.00% (depending on the Fund being purchased) in escrow.

     The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased. In order to qualify for a Letter of Intent, the investor will be required to make a minimum initial investment of at least $25,000.

     A Letter of Intent will not obligate the investor to purchase Investment Shares, but if he does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. The Letter of Intent may be dated as of a prior date to include any purchases made within the past 90 days.

     Reinstatement Privilege. Every shareholder has a one-time right, within 30 days of redeeming Investment Shares, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. The investor must notify the Trust in writing of the reinvestment by the shareholder in order to eliminate a sales charge. If the shareholder redeems Investment Shares and utilizes the reinstatement privilege, there may be tax consequences.

     Concurrent Purchases. For purposes of qualifying for a sales charge reduction, a shareholder may combine concurrent purchases of Investment Shares in two or more Equity or Income Funds. For example, if a shareholder of the Growth Fund concurrently invests $30,000 in one Fund with a sales charge, and $70,000 in another Fund with a sales charge, the sales charge will be reduced. In addition, if a shareholder of the Mortgage Securities Fund, Ohio Tax-Free Fund, Michigan Tax-Free Fund, Fixed Income Securities Fund or Intermediate Government Income concurrently invests $50,000 in one Fund with a sales charge, and $450,000 in another Fund with a sales charge, the sales charges will be reduced.

     To receive this sales charge reduction, the applicable Huntington Group member must be notified in writing by the shareholder at the time the concurrent purchases are made.

OTHER EXCHANGE INFORMATION

     Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a signature guarantee.

     Unless otherwise specified in writing, the existing registration and reinvestment options relating to a Fund being exchanged will be used for any new Fund accounts required to be opened in the exchange.

     Exchanges will not be available for shares purchased by check until the check has cleared.

OTHER REDEMPTION INFORMATION

     If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a signature guarantee) to the Trust, c/o Huntington National Bank, 41 South High Street (HC 1116), Columbus Ohio 43287, Attention: Investor Services.

     Proceeds from the redemption of shares purchased by check will not be available until the check has cleared.

     Shareholders of the Money Market Funds who write checks to redeem Investment Shares may be subject to certain checking account fees. Checks written on these accounts may be negotiated through the shareholder's local bank and should not be sent to the issuing bank in order to redeem Investment Shares. Canceled checks are sent to the shareholder each month.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value is calculated as of the close of the New York Stock Exchange every Monday through Friday except (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and (iv) other civil holidays, such as Veterans' Day and Martin Luther King Day, when the Federal Reserve Banks or the financial markets are closed.

     For valuing securities in calculating net asset value, the Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The process of selecting securities is consistent with the credit quality and diversification requirements of Rule 2a-7. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates. Pursuant to Rule 2a-7, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (except as described below) nor maintain a dollar-weighted average maturity of greater than 90 days. Repurchase agreements involving the purchase of securities with remaining maturities of greater than 397 days will be treated as having a maturity equal to the period remaining until the date on which the repurchase is scheduled to occur or, where no date is specified and the agreement is subject to a demand feature, the notice period applicable to the demand to repurchase those securities. A variable rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount may be recovered through exercise of the demand feature. A floating rate instrument, the principal amount of which is scheduled to be repaid in more than 397 days but which is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

     The Trustees have undertaken to establish procedures reasonably designed, taking into account current market conditions and each of the Money Market Funds' investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include a review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors, the Trustees will take such steps as they deem appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the Fund's average portfolio maturity, withholding or reducing dividends, reducing the number of a Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share based on available market quotations. In addition, if Huntington becomes aware that any Second Tier Security or Unrated Security held by a Fund has received a rating from any NRSRO below the NRSRO's two highest rating categories, the procedures adopted by the Trustees in accordance with Rule 2a-7 require Huntington to dispose of such security unless
(i) the sale would cause the deviation between the Fund's amortized cost and market-determined values per share to exceed 0.40 of 1% (in which case the Trustees will meet to determine what action to take) or (ii) the Trustees reassess the credit quality of the security and determine that it is in the best interests of shareholders to retain the investment. In the event a Fund holds a defaulted security, a security that has ceased to be an Eligible Security, or a security that has been determined to no longer present minimal credit risks, Rule 2a-7 requires the Fund to dispose of the security unless the Trustees determine that such action is not in the best interest of shareholders. The Rule requires each Fund to limit its investments to securities determined to present minimal credit risks based on factors in addition to ratings assigned a security by an NRSRO and which are at the time of acquisition Eligible Securities.

     Rule 2a-7, as amended, defines the terms NRSRO, Requisite NRSROs, Eligible Securities, Rated Securities, Unrated Securities, Demand Features, Guarantees, Unconditional Demand Features, First Tier Securities and Second Tier Securities in establishing risk limiting conditions for money market mutual funds.

     A summary of those definitions follows:

     "NRSRO" is any nationally recognized statistical rating organization as that term is used in the Securities Exchange Act of 1934, that is not an affiliated person of the issuer, guarantor or provider of credit support for the instrument. While the Appendix to the Statement of Additional Information identifies each NRSRO, examples include Standard & Poor's Ratings Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service, Inc.

     "REQUISITE NRSROS" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time the fund acquired the security, that NRSRO.

     "ELIGIBLE SECURITIES" are defined as (i) Rated Securities with a remaining maturity of 397 or less days and which have received rating in one of the two highest rating categories; (ii) Unrated Securities that are of comparable equality, provided that an Unrated Security is not an Eligible Security if the security has received a long-term rating from any NRSRO that is not within the NRSRO's three highest long-term rating categories, unless the security has received a long-term rating from an NRSRO in one of the three highest rating categories, and provided that certain asset backed securities shall not be Eligible Securities unless they have received a rating from an NRSRO; and (iii)a security that is subject to a Demand Feature or Guarantee whether the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee.

     "RATED SECURITIES" include (i) securities that have received a short-term rating from an NRSRO, or have been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security, or (ii) securities that are subject to a Guarantee that has received a short-term rating from an NRSRO, or a Guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and a security with the Guarantee. In either case, a security is not a Rated Security if it is subject to an external credit support agreement that was no in effect when the security was assigned its rating, unless the security has received a short-term rating reflecting the existence of the credit support or the credit support itself has received a short-term rating.

     "UNRATED SECURITIES" are any securities that are not Rated Securities.

     "DEMAND FEATURE" is (i) a feature permitting the holder of a security to sell the security at an exercise price equal to the approximate amortized cost of the security plus accrued interest, if any, at the time of exercise, provided that such feature must be exercisable either at any time on no more than 30 calendar days' notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 calendar days' notice; or (ii) a feature permitting the holder of certain asset backed securities unconditionally to receive principal and interest within 397 calendar days of making demand.

     "GUARANTEE" is an unconditional obligation of a person other than the issuer of the security to undertake to pay, upon presentment by the holder of the Guarantee (if required), the principal amount of the underlying security plus accrued interest when due or upon default, or, in the case of an Unconditional Demand Feature, an obligation that entitles the holder to receive upon exercise the approximate amortized cost of the underlying security or securities, plus accrued interest, if any. A Guarantee includes a letter of credit, financial guaranty (bond) insurance, and an Unconditional Demand Feature (other than an Unconditional Demand Feature provided by the issuer of the security).

     "UNCONDITIONAL DEMAND FEATURE" means a Demand Feature that by its terms would be readily exercisable in the event of a default in payment of principal or interest on the underlying security or securities.

     "FIRST TIER SECURITY" means any (i) Rated Security which has received the highest short-term rating by the Requisite NRSROs for debt obligations, (ii) any Unrated Security that is of comparable quality, (iii) any security issued by a registered investment company that is a money market fund, or (iv) certain government securities.

     "SECOND TIER SECURITY" means any Eligible Security that is not a First Tier Security.

     Each of the Funds relies on one or more pricing services authorized by the Board of Trustees ("Authorized Pricing Services") to value its securities in calculating net asset value. Each of the Equity Funds values its securities in calculating net asset value as follows. Securities traded on a national securities exchange or quoted on the NASDAQ National Market System are valued at their last-reported sale price on the principal exchange or reported by NASDAQ or, if there is no reported sale, and in the case of over-the-counter securities not included in the NASDAQ National Market System, at a bid price estimated by an Authorized Pricing Service. For the Income Funds, securities traded on a national securities exchange or in the over-the-counter market are valued at their last-reported sale price or, if there is no reported sale, at a bid price estimated by an Authorized Pricing Service. For other debt securities, including zero-coupon securities, and foreign securities, an Authorized Pricing Service will be used.

     U.S. government securities held by the Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an Authorized Pricing Service.

     Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at net asset value.

     For securities which cannot be priced by an Authorized Pricing Service, the Board of Trustees has authorized the Trust's record keeper to seek a good faith fair value determination from a broker-dealer or other financial intermediary. In certain circumstances, in accordance with the Trust's Security Valuation Policy, the record keeper may seek a good faith fair value determination where an Authorized Pricing Service has provided a price. The Trust's Security Valuation Policy has also established a Pricing Committee which will price a security in the event that no price can be obtained from an Authorized Pricing Service, a broker-dealer or other financial intermediary.

     If any securities held by a Fund are restricted as to resale, their fair value is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value, in the manner described above.

     The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                                     TAXES

FEDERAL INCOME TAXATION

     It is intended that each Fund qualifies each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

     (b) distribute with respect to each taxable year at least 90% of its "investment company taxable income" (as that term is defined in the Code) and tax-exempt income (less deductions attributable to that income) for such year; and

     (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash or cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

     If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

     If a Fund fails to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its income at corporate rates, and could be required to recognize net unrealized gains and make distributions of any accumulated earnings and profits before requalifying as a regulated investment company that is accorded special tax treatment. In addition, all distributions by the Fund would be taxed as if made by a regular corporation thus a Fund could not pay exempt-interest or capital gains dividends.

     If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its net capital gains for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     Return of capital distributions. If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a non-taxable return of capital to the extent of a shareholder's tax basis in his shares. If the shareholder's basis has been reduced to zero, any additional return of capital distributions will be taxable as capital gain.

     Exempt-interest dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. If a Fund intends to pay only exempt-interest dividends, the Fund may be limited in its ability to engage in such taxable transactions as forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity bonds and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such bonds or who are "related persons" of such substantial users (within the meaning of Section 147(a) of the Code). Recipients of certain Social Security and Railroad Retirement benefits may have to take into account exempt-interest dividends from the Fund in determining the taxability of such benefits. Shareholders should consult their own tax adviser regarding the potential effect on them (if any) of any investment in the Fund. A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days of the Fund's fiscal year end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year.

     Hedging transactions. Certain investment and hedging activities of a Fund, including transactions in options, futures contracts, straddles, forward contracts, foreign currencies, foreign securities, or other similar transactions, will be subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of the Fund's income and distributions to shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund. Under the 30% of gross income test described above (see "Federal Income Taxation"), a Fund will be restricted in selling assets held or considered under Code rules to have been held for less than three months, and in engaging in certain hedging transactions (including hedging transactions in options and futures) that could cause certain Fund assets to be treated as held for less than three months.

     Foreign currency-denominated securities and related hedging transactions.
A Fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts, and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Foreign Tax Credit. If more than 50% of a Fund's assets at year end consists of the stock or securities in foreign corporations, that Fund intends to qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amount distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which shareholders may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. A Fund's investments in foreign securities may be subject to withholding taxes at the source on dividends or interest payments.

     Backup Withholding. In general, a Fund is required to withhold 31% of the taxable dividends and other distributions paid to any shareholder who fails to furnish the Fund with a correct taxpayer identification number, who has under reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting purchases of shares of a Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of each Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, investors are urged to consult their tax advisers with specific reference to their own tax situation.

STATE TAXATION

     Florida. Florida does not impose an income tax on individuals. Thus, individual shareholders of the Florida Tax-Free Money Fund will not be subject to any Florida state or local income taxes on distributions received from the Florida Tax-Free Money Fund.

     Florida does impose a state income tax on the income of corporations, limited liability companies (that are subject to federal income taxation) and certain trusts (excluding probate and testamentary trusts), and this tax is allocated or apportioned to Florida. For those types of shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Tax-Free Money Fund, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Code. Provided that the Florida Tax-Free Money Fund qualifies as a regulated investment company under the Code and complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under
Section 103 of the Code, corporate shareholders of the Florida Tax-Free Money Fund may receive Section 103 interest income from Florida Tax-Free Money Fund distributions. While Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Tax-Free Money Fund shareholder arising from Florida Tax-Free Money Fund distributions is subject to Florida corporate income taxes. Other distributions from the Florida Tax-Free Money Fund to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

     Provided that on January 1 of a given year the portfolio of assets of the Florida Tax-Free Money Fund is comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the U.S. Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, shares of the Florida Tax-Free Money Fund will not be subject to Florida intangible personal property taxes for that year. If the Florida Tax-Free Money Fund holds any other type of asset on that date, then the entire value of the Florida Tax-Free Money Fund shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the Florida intangible personal property tax.

     Shareholders of the Florida Tax-Free Money Fund should consult their tax advisers about other state and local tax consequences of their investments in the Florida Tax-Free Money Fund.

     Michigan. Provided that the Michigan Tax-Free Fund qualifies as a regulated investment company under the Code and complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103 of the Code, individual shareholders of the Michigan Tax-Free Fund residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Michigan Tax-Free Fund to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam. Other distributions from the Michigan Tax-Free Fund, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax. The Michigan Department of Treasury has issued rulings which confirm these state tax consequences for Michigan resident individuals and corporations. Shareholders of the Michigan Tax-Free Fund should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Tax-Free Fund.

     Ohio. Distributions with respect to shares of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund that are property attributable to interest on, or profit made on the sale, exchange, or other disposition of, obligations issued by or on behalf of the State of Ohio, its agencies, instrumentalities and political subdivisions, are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, provided that the Ohio Municipal Money Market Fund or the Ohio Tax-Free Fund, as the case may be, continues to qualify as a regulated investment company for federal income tax purposes and complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103 of the Code and (ii) it is assumed that the regulated investment company and 50% requirements described above are satisfied.

     Distributions are excluded from the net income base of the Ohio corporation franchise tax to the extent that such Distributions are either excluded from gross income for federal income tax purposes or are properly attributable to interest on, or profit made on the sale, exchange or other disposition of, Ohio tax-exempt securities. However, shares of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund will be includable in the computation of net worth for purposes of such tax.

     Distributions that are properly attributable to interest on obligations of the U.S. or its territories or possessions or of any authority, commission or instrumentality of the U.S. the interest on which is exempt from state income taxes under the laws of the U.S. (including the obligations of the Governments of Puerto Rico, the Virgin Islands and Guam) are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided, in the case of such territorial obligations such interest is excluded from gross income for federal income tax purposes, are excluded from the net income base of the Ohio corporation franchise tax.

     Other Distributions will generally not be exempt from Ohio income tax.

     Shareholders of the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund.

                          DIVIDENDS AND DISTRIBUTIONS

MONEY MARKET FUNDS

     The net investment income of each class of shares of each Money Market Fund is determined as of 4:00 p.m. (Eastern Time) each Business Day. All of the net investment income so determined normally will be declared as a dividend daily to shareholders of record of each class as of the close of business and prior to the determination of net asset value. Unless the Business Day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Fund's income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semiannual accounting period.
Dividends declared during any month will be invested as of the close of business on the last calendar day of that month (or the next Business Day after the last calendar day of the month if the last calendar day of the month is a non-business day) in additional shares of the same class of the Fund at the net asset value per share, normally $1.00, determined as of the close of business on that day, unless payment of the dividend in cash has been requested.

     Net income of a class of shares of a Money Market Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund and the class and amortized market premium.

Amortized market discount is included in interest income. None of the Money Market Funds anticipates that it will normally realize any long-term capital gains with respect to its portfolio securities.

     Normally each class of shares of the Money Market Funds will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of a class or classes of shares of a Money Market Fund determined at any time is a negative amount, the net asset value per share of such class or classes will be reduced below $1.00 unless one or more of the following steps, for which the Trustees have authority, are taken: (1) reduce the number of shares in each shareholder's account of the applicable class or classes, (2) offset each shareholder's pro rata portion of negative net income against the shareholder's accrued dividend account or against future dividends with regard to the applicable class or classes, or (3) combine these methods in order to seek to obtain the net asset value per share of the applicable class or classes at $1.00. The Trustees may endeavor to restore a Fund's net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

     Should a Money Market Fund incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Fund's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate, to the extent possible, the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

OTHER FUNDS

     Each of the Funds other than the Money Market Funds will declare and distribute dividends from net investment income of each class of shares, if any, and will distribute its net realized capital gains, with respect to each class of shares, if any, at least annually.

                            PERFORMANCE INFORMATION

     From time to time the Trust may advertise the performance of one or more of the Funds. All data is based on past performance and is not intended to indicate future results. Performance of Trust Shares, as compared to Investment Shares, will normally be higher because Investment Shares are subject to distribution (12b-1) fees.

MONEY MARKET FUNDS

     Generally, the Money Market Funds will advertise seven-day yields and seven-day effective yields. In addition, the Ohio Municipal Money Market Fund and the Florida Tax-Free Money Fund may also advertise tax-equivalent yields.

     The yield for each class of shares of a Money Market Fund is computed by determining the percentage net change, excluding capital changes and any income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a charge reflecting any deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 (or approximately 52 weeks).

     The effective yield for each class of shares of a Fund represents a compounding of the base period return by adding 1, raising the sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

               Effective Yield=[(Base Period Return+1)365/7]-1

     Tax-equivalent yield is computed by dividing the portion of a Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

     Based on the seven-day period ended December 31, 1998 (the "base period"), the yield and effective yield of the Trust Shares of each of the Money Market Funds were as follows:

          Fund-Trust Shares                            YIELD   EFFECTIVE YIELD
          -----------------                            ------  ---------------
          Money Market Fund..........................   4.67%      4.78%
          Ohio Municipal Money Market Fund...........   3.22%      3.27%
          U.S. Treasury Money Market Fund............   4.39%      4.49%

     Based on the seven-day period ended December 31, 1998 (the "base period"), the yield and effective yield of the Investment Shares of the Money Market Funds listed below were as follows:

          Fund-Investment Shares                        YIELD   EFFECTIVE YIELD
          ----------------------                        ------  ---------------
          Money Market Fund..........................    4.57%       4.67%
          Ohio Municipal Money Market Fund...........    3.12%       3.17%
          U.S. Treasury Money Market Fund............    4.29%       4.38%

     The tax-equivalent yield for Trust Shares of the Ohio Municipal Money Market Fund for the seven-day period ended December 31, 1998, was 6.09% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

     The tax-equivalent yield for Investment Shares of the Ohio Municipal Money Market Fund for the seven-day period ended December 31, 1998, was 5.90% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

OTHER FUNDS

     Generally, the Equity and Income Funds will advertise average annual total returns. In addition, the Ohio Tax-Free Fund and the Michigan Tax-Free Fund may advertise thirty-day tax-equivalent yields.

     In accordance with SEC guidelines, the average annual total return for each class of shares is calculated according to the following formula:

                 Average Annual Return=(ERV/P)1/n-1

where p = a hypothetical initial of $1,000; n = number of years; and ERV = ending redeemable value of the hypothetical $1,000 investment after the investment period.

     In accordance with SEC guidelines, the yield for each class of shares of an Equity or Income Fund is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                       Yield=2[( a-b
                                -----+1)/6/+1]
                                 cd

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

     In accordance with SEC guidelines, the tax-equivalent yield for each class of the Equity and Income Funds is computed by dividing the portion of the yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield that is not tax-exempt.

     The average annual total returns for Investment Shares of each of the following Funds (including the effect of the sales load) for the one-year and five-year periods and for the life of the respective Fund through December 31, 1998, were as follows:

                                 FISCAL YEAR    FIVE YEARS     INCEPTION THROUGH
FUND                                ENDED          ENDED         12/31/98
Investment Shares                  12/31/98       12/31/98       --------
-----------------                  --------       --------
Growth Fund....................    13.53%         18.90%         14.80%

Income Equity Fund.............    11.10%         N/A            16.85%

Ohio Tax-Free Fund.............     2.81%          3.93%          5.08%

Michigan Tax-Free Fund*........    -0.10%          4.09%          5.33%

Fixed Income Securities Fund...     6.73%          5.81%          7.49%

Mortgage Securities Fund.......     3.95%          3.44%          5.86%

Intermediate Government
  Income Fund*.................     2.59%          4.71%          5.71%

__________
* Performance shown includes the applicable predecessor FMB Fund.

     The average annual total returns for Trust Shares of each of the following Funds for the one-year, five-year and ten-year periods and for the life of the respective Fund through December 31, 1998, were as follows:

                                    FISCAL YEAR        FIVE YEARS          TEN YEARS           INCEPTION
FUND                                  ENDED              ENDED               ENDED              THROUGH
Trust Shares                         12/31/98           12/31/98            12/31/98            12/31/98
------------                         --------           --------            --------            --------
Growth Fund...................        18.55%             20.16%                N/A               14.80%

Income Equity Fund............        17.79%             17.09%                N/A               12.44%

Ohio Tax-Free Fund............         5.16%              4.61%                5.97%              5.91%

Michigan Tax-Free Fund*.......         5.18%              5.26%                N/A                6.18%

Fixed Income Securities Fund..         9.18%              6.51%                N/A                7.99%

Mortgage Securities Fund......         6.41%              4.05%                N/A                6.39%

Intermediate Government
Income Fund*..................         8.00%              5.88%                N/A                6.57%

Short/Intermediate
Fixed Income Securities Fund..         7.13%              5.82%                N/A                7.21%

 __________
* Performance shown includes the applicable predecessor FMB Fund.

     The tax-equivalent yield for the Investment Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 1998, was 6.33% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

     The tax-equivalent yield for Investment Shares of the Michigan Tax-Free Fund for the thirty-day period ended December 31, 1998, was 6.54% (assuming a 39.6% federal income tax bracket and a 4.4% Michigan income tax bracket).

     The tax-equivalent yield for the Trust Shares of the Ohio Tax-Free Fund for the thirty-day period ended December 31, 1998, was 5.86% (assuming a 39.6% federal income tax bracket and a 7.5% Ohio income tax bracket).

     The tax-equivalent yield for the Trust Shares of the Michigan Tax-Free Fund for the thirty-day period ended December 31, 1998, was 6.07% (assuming a 39.6% federal income tax bracket and a 4.4% Michigan income tax bracket).

TAX-EQUIVALENCY TABLES

     The Ohio Municipal Money Market Fund and the Ohio Tax-Free Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in either Fund's portfolio generally remains free from federal regular income tax and is free from Ohio personal income taxes. The tables below provide tax-equivalent yields for selected tax-exempt yields. Some portion of either Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes.

------------------------------------------------------------------------------------------------------------------------------------
                                           TAXABLE YIELD EQUIVALENT FOR 1998
                                   COMBINED FEDERAL AND STATE OF OHIO INCOME TAXES
SINGLE RETURN
Federal Tax Rate:
          15.00%    28.00%     28.00%     31.00%     31.00%     31.00%      36.00%       36.0%       39.60%
Combined Federal and State Tax Rate:
          18.43%    30.91%     31.40%     34.25%     34.72%     35.32%      40.00%       40.35%      43.71%
Taxable Income
Brackets: $ 1-      $ 25,351-  $ 40,001-  $ 61,401-  $ 80,001-  $ 100,000-  $ 128,101-   $ 200,001-  Over
          $ 25,350  $ 40,000   $ 61,400   $ 80,000   $ 100,000  $ 128,100   $ 200,000    $ 278,450   $278,450
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT YIELD                        TAXABLE YIELD EQUIVALENT
------------------------------------------------------------------------------------------------------------------------------------
1.50%       1.84%      2.17%      2.19%      2.28%      2.30%       2.32%       2.50%       2.52%      2.67%
2.00%       2.45%      2.89%      2.91%      3.04%      3.06%       3.10%       3.33%       3.35%      3.55%
2.50%       3.06%      3.62%      3.64%      3.80%      3.83%       3.87%       4.17%       4.19%      4.44%
3.00%       3.68%      4.34%      4.37%      4.56%      4.60%       4.64%       5.00%       5.03%      5.33%
3.50%       4.29%      5.07%      5.10%      5.32%      5.36%       5.41%       5.83%       5.87%      6.22%
4.00%       4.90%      5.79%      5.83%      6.08%      6.13%       6.18%       6.67%       6.71%      7.11%
4.50%       5.52%      6.51%      6.56%      6.84%      6.89%       6.96%       7.50%       7.54%      7.99%
5.00%       6.13%      7.24%      7.29%      7.60%      7.66%       7.73%       8.33%       8.38%      8.88%
5.50%       6.74%      7.96%      8.02%      8.37%      8.42%       8.50%       9.17%       9.22%     10.06%
6.00%       7.36%      8.68%      8.75%      9.13%      9.19%       9.28%      10.00%      10.06%     10.66%
------------------------------------------------------------------------------------------------------------------------------------

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. The chart above is for illustrative purposes only. It is not an indicator of past or future performance.

                       TAXABLE YIELD EQUIVALENT FOR 1998
          COMBINED FEDERAL AND STATE OF OHIO INCOME TAXES (continued)

JOINT RETURN
Federal Tax Rate:
             15.00%      15.00%     28.00%     28.00%      28.00%      31.00%      36.00%       36.0%     39.60%
Combined Federal and State Tax Rate:
             18.43%      19.01%     31.40%     31.88%      32.50%      35.32%      40.00%      40.35%     43.71%
Taxable Income
Brackets:  $     1-    $40,001-   $42,351-  $ 80,001-   $100,001-   $102,301-   $155,951-   $200,001-  Over
           $40,000     $42,350    $80,000   $100,000    $102,300    $155,950    $200,000    $278,450   $278,450


--------------------------------------------------------------------------------------------------------------
TAX-EXEMPT YIELD                      TAXABLE YIELD EQUIVALENT
--------------------------------------------------------------------------------------------------------------
1.50%       1.84%      1.85%      2.19%      2.20%       2.22%       2.32%       2.50%      2.52%      2.67%
2.00%       2.45%      2.47%      2.91%      2.94%       2.96%       3.10%       3.33%      3.35%      3.55%
2.50%       3.06%      3.09%      3.64%      3.67%       3.70%       3.87%       4.17%      4.19%      4.44%
3.00%       3.68%      3.70%      4.37%      4.40%       4.44%       4.64%       5.00%      5.03%      5.33%
3.50%       4.29%      4.32%      5.10%      5.14%       5.18%       5.41%       5.83%      5.87%      6.22%
4.00%       4.90%      4.94%      5.83%      5.87%       5.93%       6.18%       6.67%      6.71%      7.11%
4.50%       5.52%      5.56%      6.56%      6.61%       6.67%       6.96%       7.50%      7.54%      7.99%
5.00%       6.13%      6.17%      7.29%      7.34%       7.41%       7.73%       8.33%      8.38%      8.88%
5.50%       6.74%      6.79%      8.02%      8.07%       8.15%       8.50%       9.17%      9.22%      9.78%
6.00%       7.36%      7.41%      8.75%      8.81%       8.89%       9.28%      10.00%     10.06%     10.66%
--------------------------------------------------------------------------------------------------------------

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. The chart above is for illustrative purposes only. It is not an indicator of past or future performance.

                            MICHIGAN TAX-FREE FUND

     The Michigan Tax-Free Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax and is free from Michigan personal income taxes. Some portion of this Fund's income may result in liability under the federal alternative minimum tax and may be subject to state and local taxes. The table below provides tax-equivalent yields for selected tax-exempt yields.

-------------------------------------------------------------------------------
                       TAXABLE YIELD EQUIVALENT FOR 1998
              COMBINED FEDERAL AND STATE OF MICHIGAN INCOME TAXES

Federal Tax Rate:
                  15.0%        28.0%           31.0%         36.0%       39.6%

Combined Federal and State Tax Rate:
                  19.4%        32.4%           35.4%         40.4%       44.0%
Taxable Income
Brackets--
SINGLE RETURN: $     1-    $ 25,351-       $ 61,401-     $128,101-   Over
               $25,350     $ 61,400        $128,100      $278,450    $278,450

JOINT RETURN:  $     1-    $ 42,351-       $102,301-     $155,951-   Over
               $42,350     $102,300        $155,950      $278,450    $278,450

-------------------------------------------------------------------------------
TAX-EXEMPT YIELD         TAXABLE YIELD EQUIVALENT
-------------------------------------------------------------------------------
1.50%...............  1.86%           2.22%       2.32%       2.52%      2.68%
2.00%...............  2.48%           2.96%       3.10%       3.36%      3.57%
2.50%...............  3.10%           3.70%       3.87%       4.19%      4.46%
3.00%...............  3.72%           4.44%       4.64%       5.03%      5.36%
3.50%...............  4.34%           5.18%       5.42%       5.87%      6.25%
4.00%...............  4.96%           5.92%       6.19%       6.71%      7.14%
4.50%...............  5.58%           6.66%       6.97%       7.55%      8.04%
5.00%...............  6.20%           7.40%       7.74%       8.39%      8.93%
5.50%...............  6.82%           8.14%       8.51%       9.23%      9.82%
6.00%...............  7.44%           8.88%       9.29%      10.07%     10.71%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions. Furthermore, no adjustment was made to reflect available state tax deductions on federal returns.

                          FLORIDA TAX-FREE MONEY FUND

     The Florida Tax-Free Money Fund, with respect to both classes of shares, may use a tax equivalency table in advertising and sales literature. The interest earned on tax-exempt securities in this Fund's portfolio generally remains free from federal regular income tax. Some portion of this Fund's income may result in liability under the federal alternative minimum tax. The table below provides tax-equivalent yields for selected tax-exempt yields.

--------------------------------------------------------------------------------
                       TAXABLE YIELD EQUIVALENT FOR 1998
                  STATE OF FLORIDA--FEDERAL INCOME TAXES ONLY

Federal Tax Rates:
                     15.0%         28.0%        31.0%       36.0%       39.6%

Taxable Income Brackets--
SINGLE RETURN:    $     1-     $ 25,351-    $ 61,401-   $128,101-   Over
                  $25,350      $ 61,400     $128,100    $278,450    $278,450

JOINT RETURN:     $     1-     $ 42,351-    $102,301-   $155,951-   Over
                  $42,350      $102,300     $155,950    $278,450    $278,450


---------------------------------------------------------------------------
TAX-EXEMPT YIELD            TAXABLE YIELD EQUIVALENT
---------------------------------------------------------------------------
1.50%................. 1.76%      2.08%       2.17%       2.34%     2.48%
2.00%................. 2.35%      2.78%       3.90%       3.13%     3.31%
2.50%................. 2.94%      3.47%       3.62%       3.91%     4.14%
3.00%................. 3.53%      4.17%       4.35%       4.69%     4.97%
3.50%................. 4.12%      4.86%       5.07%       5.47%     5.79%
4.00%................. 4.71%      5.56%       5.80%       6.25%     6.62%
4.50%................. 5.29%      6.25%       6.52%       7.03%     7.45%
5.00%................. 5.88%      6.94%       7.25%       7.81%     8.28%
5.50%................. 6.47%      7.64%       7.97%       8.59%     9.11%
6.00%................. 7.06%      8.33%       8.70%       9.38%     9.93%
---------------------------------------------------------------------------

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Funds for the year ended December 31, 1998, and the report of KPMG LLP, independent auditors, are incorporated herein by reference from the Trust's Annual Report to Shareholders for the year ended December 31, 1998, which has been previously sent to shareholders of each Fund pursuant to Section 30(d) of the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report to Shareholders may be obtained without charge by contacting the Trust.

                     APPENDIX--DESCRIPTION OF BOND RATINGS

STANDARD & POOR'S RATINGS GROUP CORPORATE AND MUNICIPAL BOND RATING DEFINITIONS

AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.

S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.

MOODY'S INVESTORS SERVICE, INC.  CORPORATE AND MUNICIPAL BOND RATING DEFINITIONS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

DUFF & PHELPS, INC. CORPORATE BOND RATING DEFINITIONS

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- - High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- - Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

FITCH IBCA LONG-TERM RATING DEFINITIONS

AAA - Obligations for which there is the lowest expectation of credit risk. Assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Obligations for which there is a very low expectation of credit risk. They indicated very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to unforeseeable events.

A - Obligations for which there is a low expectation of credit risk. The capacity for timely repayment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to change in circumstances or economic conditions.

STANDARD & POOR'S RATINGS GROUP SHORT-TERM MUNICIPAL OBLIGATION RATING
DEFINITIONS

SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC.  SHORT-TERM MUNICIPAL OBLIGATION RATING
DEFINITIONS

MIG1/VMIG1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

FITCH IBCA SHORT-TERM RATING DEFINITIONS

F1 - Obligations supported by the highest capacity for timely repayment.

F2 - Obligations supported by a strong capacity for timely repayment. However, the relative degree of risk is slightly higher than for issues classified as "A1" and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3 - Obligations supported by an adequate capacity for timely repayment, although such capacity is more susceptible to adverse changes in business, economic or financial conditions.

STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS

A-1 - This designation indicates that the degree of safety regarding timely payment strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus (+) sign.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS

Prime 1 - Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term promissory obligations. P-1 repayment capacity will often be evidenced by many of the following characteristics:

     .  Leading market positions in well-established industries.

     .  High rates of return on funds employed.

     . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     . Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime 2 - Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

NR indicates the bonds are not currently rated by Moody's or S&P. However, management considers them to be of good quality.

DUFF & PHELPS, INC.  COMMERCIAL PAPER RATING DEFINITIONS

Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1-High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2-Good certainty of timely payment Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH IBCA  COMMERCIAL PAPER RATING DEFINITIONS

F-1 - Issues assigned this rating are regarded as having the highest capacity for timely payment.

F-2 - Issues assigned this rating reflect a strong capacity for timely payment. However, the relative degree of risk is slightly higher than for issues classified as "A1" and capacity for repayment may be susceptible to adverse changes in business, economics, or financial conditions.

F-3 - Issues assigned this rating have an adequate capacity for timely payment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 30th day of April, 1999.


                             THE HUNTINGTON FUNDS

                             By: /s/ MARK NAGLE
                                ------------------------
                                 Mark Nagle, President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME                                       TITLE                            DATE
/s/ Mark Nagle                     President and Chief                   April 30, 1999
-------------------------------
Mark Nagle                          Executive Officer

/s/ Robert DellaCroce              Controller, Treasurer and             April 30, 1999
-------------------------------     Chief Financial Officer
Robert DellaCroce

     *                                      Trustee                      April 30, 1999
-------------------------------
David S. Schoedinger

     *                                      Trustee                      April 30, 1999
-------------------------------
William R. Wise

     *                                      Trustee                      April 30, 1999
-------------------------------
John M. Shary

*Executed on behalf of the indicated person by the undersigned, pursuant to power of attorney previously filed and incorporated herein by reference.

By:  /s/ Mark Nagle
   ----------------------
     Mark Nagle
     Attorney-In-Fact

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

All Exhibits incorporated by reference relate to File Nos. 33-11905 and 811-5010 except as otherwise noted):
(a) Amended and Restated Declaration of Trust of the Registrant, including Amendments No. 1 and 2 thereto (previously filed as Exhibit 1 to Post-Effective Amendment No. 19 and incorporated herein by reference)
     (i)   Amendment No. 3 to Amended and Restated Declaration of Trust
(b) By-Laws of the Registrant (previously filed as Exhibit 2 to Post-Effective Amendment No. 19 and incorporated herein by reference)
(c)  See Declaration of Trust and By-Laws
(d)  (i)   Investment Advisory Agreement, dated September 15, 1998, between the
     Registrant and The Huntington National Bank, as successor to The Huntington Trust Company, N.A., relating to the Money Market Fund, Ohio Municipal Money Market Fund (formerly Tax-Free Money Market Fund) and Ohio Tax-Free Fund (previously filed as Exhibit 5(i) to Post-Effective Amendment No. 26 and incorporated by reference herein)
     (ii) Investment Advisory Agreement, dated April 25, 1989, between the Registrant and The Huntington National Bank, as successor to The Huntington Trust Company, N.A., relating to the U.S. Treasury Money Market Fund, Growth Fund, Income Equity Fund, Fixed Income Securities Fund and Short/Intermediate Fixed Income Securities Fund (previously filed as
     Exhibit 5(ii) to Post-Effective Amendment No. 26 and incorporated by reference herein)
     (iii) Registrant and The Huntington National Bank, as successor to The Huntington Trust Company, N.A., relating to the Mortgage Securities Fund (previously filed as Exhibit 5(i) to Post-Effective Amendment No. 19 and incorporated herein by reference)
     (iv) Investment Advisory Agreement, dated September 5, 1997, between the Registrant and The Huntington National Bank relating to the Michigan Tax-Free Fund (previously filed as Exhibit 5(iii) to Post-Effective Amendment No. 23 and incorporated herein by reference)
     (v) Investment Advisory Agreement, dated November 21, 1997, between the Registrant and The Huntington National Bank relating to the Intermediate Government Income Fund (previously filed as Exhibit 5(iv) to Post-Effective Amendment No. 24 and incorporated herein by reference)
     (vi) Investment Advisory Agreement, dated December 1, 1998, between the Registrant and The Huntington National Bank relating to the Florida Tax-Free Money Fund (previously filed as Exhibit (d)(vi) to Post-Effective Amendment No. 28 and incorporated herein by reference)

             (1) Sub-Advisory Agreement, dated December 1, 1998, between The Huntington National Bank and Countrywide Investments, Inc. relating to the Florida Tax-Free Money Fund (previously filed as Exhibit
             (d)(vi)(1) to Post-Effective Amendment No. 28 and incorporated herein by reference)

(e) Distribution Agreement, dated January 11, 1996, between the Registrant and SEI Investments Distribution Co. (formerly SEI Financial Services Company) (previously filed as Exhibit 6 to Post-Effective Amendment No. 20 and incorporated herein by reference)
(f)  Not applicable
(g) Custodian Contract, dated January 27, 1993, between the Registrant and The Huntington National Bank, as successor to The Huntington Trust Company, N.A. (previously filed as Exhibit 8 to Post-Effective Amendment No. 19 and incorporated herein by reference)
(h)  (i)   Transfer Agency and Service Agreement, dated January 1, 1998, between the Registrant and State Street Bank and Trust Company (previously filed as
     Exhibit 9(i) to the Registration Statement on Form N-14, File No. 333-44511, and incorporated herein by reference)
           (1) Amendment to Schedule A of Transfer Agency and Service Agreement (previously filed as Exhibit (h)(i)(1) to Post-Effective Amendment No. 28 and incorporated herein by reference)
     (ii) Administration Agreement, dated January 12, 1998, between the Registrant and Huntington National Bank (previously filed as Exhibit 9(ii) to the Registration Statement on Form N-14, File No. 333-44511 and incorporated herein by reference)
     (iii) Sub-Administration Agreement, dated January 12, 1998, between SEI Fund Resources and Huntington National Bank (previously filed as Exhibit 9(iii) to the Registration Statement on Form N-14, File No. 333-44511 and incorporated herein by reference)

           (1) Amendment to Schedules A and B of Sub-Administration Agreement (previously filed as Exhibit (h)(ii)(1) to Post-Effective Amendment No. 28 and incorporated herein by reference)
(i) Opinion and Consent of Counsel as to legality of shares being registered (previously filed as Exhibit 10 to Post-Effective Amendment No. 22 and incorporated herein by reference)
(j)  Consent of KPMG LLP
(k)  Not applicable
(l) Initial Capital Understanding (previously filed as Exhibit 13 to Post-Effective Amendment No. 20 and incorporated herein by reference)
(m) Distribution and Shareholder Services Plan, adopted on November 8, 1995 (previously filed as Exhibit 15 to Post-Effective Amendment No. 21 and incorporated herein by reference)
     (i) Amendment to Exhibit A of the Distribution and Shareholder Services Plan (previously filed as Exhibit (m)(i) to Post-Effective Amendment No. 28 and incorporated herein by reference)
(n) Financial Data Schedules (previously filed as Exhibit (n) to Post-Effective Amendment No. 28 and incorporated herein by reference)
(o) Multiple Class Plan (previously filed as Exhibit 18 to Post-Effective Amendment No. 24 and incorporated herein by reference)
     (i) Exhibit E to the Multiple Class Plan (previously filed as Exhibit
     (o)(i) to Post-Effective Amendment No. 28 and incorporated herein by reference)
(z) (i) Power of Attorney for David S. Schoedinger (previously filed as Exhibit (z)(i) to Post-Effective Amendment No. 28 and incorporated herein by reference)
     (ii) Power of Attorney for John M. Shary (previously filed as Exhibit
     (z)(ii) to Post-Effective Amendment No. 28 and incorporated herein by reference)

     (iii) Power of Attorney for William R. Wise (previously filed as Exhibit
     (z)(iii) to Post-Effective Amendment No. 28 and incorporated herein by reference)

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. NUMBER OF HOLDERS OF SECURITIES

                                                                          NUMBER OF
                                                                        RECORD HOLDERS
                                                                         AS OF APRIL 7,
                                                                             1999
TITLE OF CLASS
Shares of Beneficial Interest of:
The Huntington Money Market Fund
     Trust Shares................................................                38
     Investment Shares...........................................             3,603

The Huntington Ohio Municipal Money Market Fund
     Trust Shares................................................                 6
     Investment Shares...........................................               224

The Huntington U.S. Treasury Money Market Fund
     Trust Shares................................................                 8
     Investment Shares...........................................               194

The Huntington Florida Tax-Free Money Fund
     Trust Shares................................................                 4
     Investment Shares...........................................                 6

The Huntington Growth Fund
     Trust Shares................................................                88
     Investment Shares...........................................             1,648

The Huntington Income Equity Fund
     Trust Shares................................................                82
     Investment Shares...........................................               223

The Huntington Mortgage Securities Fund
     Trust Shares................................................                27
     Investment Shares...........................................               122

The Huntington Ohio Tax-Free Fund
     Trust Shares................................................                16
     Investment Shares...........................................                95

The Huntington Michigan Tax-Free Fund
     Trust Shares................................................                 6
     Investment Shares...........................................               269

The Huntington Fixed Income Securities Fund
     Trust Shares................................................                38
     Investment Shares...........................................               143

The Huntington Intermediate Government Income Fund
     Trust Shares................................................                 5
     Investment Shares...........................................               213

The Huntington Short/Intermediate Fixed Income Securities Fund
     Trust Shares................................................                48

ITEM 26. INDEMNIFICATION

     The response to this Item is incorporated by reference to Registrant's Post-Effective Amendment No. 25 on Form N-1A filed February 3, 1998.

ITEM 27. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     THE ADVISER. Huntington National Bank ("Huntington") serves as investment adviser to the Registrant. Huntington is a wholly-owned subsidiary of Huntington Bancshares Incorporated ("Bancshares"). Huntington conducts a variety of trust activities. To the knowledge of Registrant, none of the directors or executive officers of Huntington, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and executive officers also hold various positions with and engage in business for Bancshares. Set forth below are the names and principal businesses of the directors and executive officers of Huntington.


NAME OF                                     PRINCIPAL BUSINESS(ES) DURING
OFFICERS AND DIRECTORS OF HUNTINGTON        AT LEAST THE LAST TWO FISCAL YEARS
------------------------------------        ----------------------------------

Friedrich K.M. Bohm.......................  Managing Partner and Chief Executive
                                            Officer, NBBJ East Limited
                                            Partnership

Douglas G. Borror.........................  President and Chief Executive
                                            Officer, Dominion Corporation

Richard A. Cheap..........................  Executive Vice President, General
                                            Counsel, Secretary and Cashier,
                                            Huntington

Maurice A. Cox, Jr........................  Chief Executive Officer, The Ohio
                                            Partners, LLC

NAME OF                                     PRINCIPAL BUSINESS(ES) DURING
OFFICERS AND DIRECTORS OF HUNTINGTON        AT LEAST THE LAST TWO FISCAL YEARS
------------------------------------        ----------------------------------

Peter H. Edwards..........................  Chairman, Edwards Companies

Douglas E. Fairbanks......................  Retired Vice President, Ameritech

Judith D. Fisher..........................  Executive Vice President, Huntington

Ralph K. Frasier..........................  Retired

Peter E. Geier............................  President and Chief Operating
                                            Officer, Huntington

John B. Gerlach, Jr.......................  Chairman, President and Chief
                                            Executive Officer, Lancaster Colony
                                            Corporation

Elaine H. Hairston........................  Chancellor, Ohio Board of Regents

Edgar W. Ingram III.......................  Chairman, President and Chief
                                            Executive Officer, White Castle
                                            Systems, Inc.

Pete A. Klisares..........................  President and Chief Operating
                                            Officer, Karrington, Inc.; Executive
                                            Vice President, Worthington
                                            Industries, Inc.

William M. Osborne, Jr....................  Secretary, Riley Gear Corp.

Robert W. Rahal...........................  President and Chief Executive
                                            Officer, Team Rahal, Inc.

John B. Schultze..........................  Chairman, President and Chief
                                            Executive Officer, The Lamson &
                                            Sessions Co.

Ronald J. Seiffert........................  Director and Vice Chairman,
                                            Huntington

J. Richard Sisson.........................  Senior Vice President and Provost,
                                            The Ohio State University

Rodney Wasserstrom........................  President and Chief Executive
                                            Officer, The Wasserstrom Company

William J. Williams.......................  Retired Chairman, Huntington

William S. Williams.......................  Vice Chairman and Chief Executive
                                            Officer, The W.W. Williams Co., Inc.

Frank Wobst...............................  Chairman, President and Chief
                                            Executive Officer, Bancshares

Helen K. Wright...........................  Investor

     THE SUBADVISER. Countrywide Investments, Inc. ("Countrywide"), a registered investment adviser, serves as subadviser to the Florida Tax-Free Money Fund. Countrywide is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., the nation's largest mortgage lender ("Countrywide Credit"). Countrywide also acts as the investment adviser to six series of Countrywide Investment Trust and four series of Countrywide Strategic Trust, both of which are registered investment companies. Countrywide provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

The following list sets forth the business and other connections of the directors and executive business officers of Countrywide. Unless otherwise noted with an asterisk (*), the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

* The address of each corporation is 4500 Park Granada Road, Calabasas, California 91302.

(1)  Angelo R. Mozilo - Chairman and Director

     (a) Chairman and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust, registered investment companies.

     (b) Chairman and a Director of Countrywide Financial Services, Inc., a financial services company, Countrywide Fund Services, Inc., a registered transfer agent, CW Fund Distributors, Inc., a registered broker-dealer, Countrywide Servicing Exchange,* a loan servicing broker, Countrywide Capital Markets, Inc.,* a holding company and Countrywide Securities Corporation*, a registered broker-dealer.

     (c) Vice Chairman, Director and Chief Executive Office of Countrywide Credit Industries, Inc.,* a holding company which provides residential mortgages and ancillary financial products and services.

     (d) A Director of Countrywide Home Loans, Inc.,* a residential mortgage lender, CTC Foreclosure Services Corporation,* a foreclosure trustee, CCM Municipal Services, Inc.,* a tax lien purchaser and Countrywide's Field Services Corporation*, a foreclosure property maintenance provider.

     (e) A Director of LandSafe, Inc.* and Chairman and a director of various Landsafe subsidiaries which provide residential mortgage title and closing services.

(2)  Robert H. Leshner - President and Director

     (a) President and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

     (b)  President and a Director of Countrywide Financial Services, Inc.

     (c) Vice Chairman and a Director of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

(3)  Andrew S. Bielanski - Director

     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Agency, Inc.* and Countrywide Insurance Services, Inc.,* insurance agencies.

     (b) Managing Director - Marketing of Countrywide Credit Industries, Inc.* and Countrywide Home Loans, Inc.*

(4)  Thomas H. Boone - Director

     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Agency, Inc.,* Countrywide Tax Services Corporation,* a residential mortgage tax service provider, Countrywide Lending Corporation,* a lending institution, Countrywide Insurance Agency of Massachusetts*, and Countrywide Insurance Services, Inc.*

     (b) Managing Director - Portfolio Services of Countrywide Credit Industries, Inc.* and Managing Director - Chief Loan Administration Officer of Countrywide Home Loans, Inc.*

     (c) A Director and Executive Vice President of CWABS, Inc.,* an asset-backed securities issuer and CWMBS, Inc.,* a mortgage-backed securities issuer.

     (d)  CEO and a Director of CTC Foreclosure Services Corporation*.

     (e) Chairman and Chief Executive Officer of Countrywide Field Services Corporation*.

     (f) Chairman and a Director of Countrywide Realty Partners, Inc.,* a real estate marketing firm.

(5)  Marshall M. Gates - Director

     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Agency, Inc.* and Countrywide Insurance Services, Inc.*
     (b) Managing Director - Developing Markets of Countrywide Credit Industries, Inc.* and Countrywide Home Loans, Inc.*

     (c) President and a Director of Second Charter Reinsurance Corporation,* a mortgage, property and casualty reinsurance agency and Charter Reinsurance Corporation,* a mortgage reinsurance agency.

     (d) Chief Operating Officer and Director of Landsafe, Inc.* and various LandSafe subsidiaries.

(6)  William E. Hortz - Executive Vice President and Director of Sales.

     (a) Executive Vice President and Director of Sales of Countrywide Financial Services, Inc.

     (b) Vice President of Countrywide Investment Trust, Countrywide Tax-Free Trust and Countrywide Strategic Trust.

     (c) President of Peregrine Asset Management (USA), (4 Embarcadero Center, San Francisco, California, 94111), an investment adviser, until 1998.

(7)  Maryellen Peretzky - Senior Vice President and Chief Operating Officer.

     (a) Senior Vice President-Administration of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

     (b) Vice President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust; Assistant Secretary of The Gannett Welsh & Kotler Funds, Firsthand Funds and the Dean Family of Funds.

(8) John J. Goetz - First Vice President and Chief Investment Officer - Tax-Free Fixed Income.

     (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

(9) Susan F. Flischel - First Vice President and Chief Investment Officer - Equity.

(10) Margaret D. Weinblatt - First Vice President and Chief Investment Officer - Taxable Fixed Income and Pension.

(11) Sharon L. Karp - First Vice President - Marketing.

     (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

(12) John F. Splain - First Vice President, Secretary and General Counsel

     (a) First Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc., CW Fund Distributors, Inc. and Countrywide Financial Services, Inc.

     (b) Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Maplewood Investment Trust, The Thermo Opportunity Fund, Inc., the Wells Family of Real Estate Funds, the Boyar Value Fund and Profit Funds Investment Trust, registered investment companies.

     (c) Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, Dean Family of Funds, The New York State Opportunity Funds, The Westport Funds, Lake Shore Family of Funds, Bowes Investment Trust, Albermarle Investment Trust, Atlanta/Sosnoff Investment Trust, The James Advantage Funds and UC Investment Trust, registered investment companies.

     (d) Secretary of PRAGMA Investment Trust, a registered investment company, until January 1998.

     (e) Assistant Secretary of Fremont Mutual Funds, Inc. and Capitol Square Funds, registered investment companies, until September 1997.

(13) Robert G. Dorset - First Vice President and Treasurer.

     (a) President and Treasurer of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

     (b) First Vice President-Finance Treasurer of Countrywide Financial Services, Inc.

     (c) Vice President of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, The Thermo Opportunity Fund, Inc., Dean Family of Funds, The New York State Opportunity Funds, Wells Family of Real Estate Funds, Lake Shore Family of Funds, Boyar Value Fund, Profit Funds Investment Trust, Bowes Investment Trust, Atlanta/Sosnoff Investment Trust and UC Investment Trust.

     (d) Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, The Tuscarora Investment Trust, Firsthand Funds, The Westport Funds, Albermarle Investment Trust and The James Advantage Funds.

     (e)  Vice President of PRGMA Investment Trust until January 1998.

     (f) Vice President of Capitol Square Funds and Assistant Vice President of Fremont Mutual Funds, Inc. until September 1997.

(14) Terrie A. Wiendheft - First Vice President and Chief Financial Officer.

     (a) First Vice President and Chief Financial Officer of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc.

(15) Scott Weston - Assistant Vice President-Investments.

(16) Michele M. Hawkins - Assistant Vice President - Compliance.

(17) Timothy M. Roesch - Assistant Vice President - Systems.

ITEM 28.  PRINCIPAL UNDERWRITERS

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser:

     SEI Investments Distribution Co. ("SEI") is the Distributor of the Registrant's shares. SEI also acts as distributor for the following other investment companies:

          The Achievement Funds Trust
          The Advisors' Inner Circle Fund
          Alpha Select Funds
          The Arbor Fund
          ARK Funds
          Armada Funds
          Bishop Street Funds
          Boston 1784 Funds(R)
          CrestFunds, Inc.
          CUFUND
          The Expedition Funds
          First American Funds, Inc.
          First American Investment Funds, Inc.
          First American Strategy Funds, Inc.
          HighMark Funds
          Morgan Grenfell Investment Trust
          The Nevis Fund, Inc.
          Oak Associates Funds
          The Parkstone Group of Funds
          The PBHG Funds, Inc.

          PBHG Insurance Series Fund, Inc.
          The Pillar Funds
          SEI Asset Allocation Trust
          SEI Daily Income Trust
          SEI Index Funds
          SEI Institutional Investments Trust
          SEI Institutional Managed Trust
          SEI Institutional International Trust
          SEI Liquid Asset Trust
          SEI Tax Exempt Trust
          STI Classic Funds
          STI Classic Variable Trust
          TIP Funds

SEI provides numerous financial services to investment managers, pension plan sponsors and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

(b) Unless otherwise noted, the business address of each director or officer is One Freedom Valley Road, Oaks, Pennsylvania 19456:

                           POSITION AND OFFICE               POSITION AND OFFICE
NAME                       WITH UNDERWRITER                  WITH REGISTRANT
----                       ----------------                  ---------------
Alfred P. West, Jr.        Director and Chairman of the      None
                           Board of Directors

Henry H. Greer             Director                          None

Carmen V. Romeo            Director                          None

Mark J. Held               President and COO                 None

Gilbert L. Beebower        Executive Vice President          None

Richard B. Lieb            Executive Vice President          None

Dennis J. McGonigle        Executive Vice President          None

Robert M. Silvestri        CFO and Treasurer                 None

Leo J. Dolan, Jr.          Senior Vice President             None

Carl A. Guarino            Senior Vice President             None

Larry Hutchison            Senior Vice President             None

Jack May                   Senior Vice President             None

                           POSITION AND OFFICE               POSITION AND OFFICE
NAME                       WITH UNDERWRITER                  WITH REGISTRANT
----                       ----------------                  ---------------
Hartland J. McKeown        Senior Vice President             None

Barbara J. Moore           Senior Vice President             None

Kevin P. Robins            Senior Vice President and         Vice President and
                           General Counsel                   Assistant Secretary

Patrick K. Walsh           Senior Vice President             None

Robert Aller               Vice President                    None

Gordon W. Carpenter        Vice President                    None

Todd Cipperman             Vice President and                Vice President and
                           Assistant Secretary               Assistant Secretary

Robert Crudup              Vice President and                None
                           Managing Director

Courtney E. Collier        Vice President and                None
                           Assistant Secretary

Robert DellaCroce          Vice President                    Treasurer, Controller and
                                                             Chief Financial Officer

Barbara Doyne              Vice President                    None

Jeff Drennen               Vice President                    None

Vic Galef                  Vice President and                None
                           Managing Director

Lydia A. Gavalis           Vice President and                None
                           Assistant Secretary

Greg Gettinger             Vice President and                None
                           Assistant Secretary

Kathy Heilig               Vice President                    Vice President and
                                                             Assistant Secretary

Jeff Jacobs                Vice President                    None

Samuel King                Vice President                    None

Kim Kirk                   Vice President and                None
                           Managing Director

John Krzeminski            Vice President and                None
                           Managing Director

                           POSITION AND OFFICE               POSITION AND OFFICE
NAME                       WITH UNDERWRITER                  WITH REGISTRANT
----                       ----------------                  ---------------
Carolyn McLaurin           Vice President and                None
                           Managing Director

W. Kelso Morrill           Vice President                    None

Mark Nagle                 Vice President                    President and Chief
                                                             Executive Officer

Joanne Nelson              Vice President                    None

Joseph O'Donnell           Vice President and                Vice President and Secretary
                           Assistant Secretary

Sandra K. Orlow            Vice President and                Vice President and
                           Secretary                         Assistant Secretary

Cynthia M. Parish          Vice President and Assistant      None
                           Secretary

Kim Rainey                 Vice President                    None

Rob Redican                Vice President                    None

Maria Rinehart             Vice President                    None

Mark Samuels               Vice President and                None
                           Managing Director

Steve Smith                Vice President                    None

Daniel Spaventa            Vice President                    None

Kathryn L. Stanton         Vice President and                None
                           Assistant Secretary

Lynda J. Striegel          Vice President and                None
                           Assistant Secretary

Lori L. White              Vice President and                None
                           Assistant Secretary

Wayne M. Withrow           Vice President and                None
                           Managing Director

(c)  Not applicable.

ITEM 29.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:


     SEI Investments Distribution Co.               One Freedom Valley Road
     (Distributor and Sub-Administrator)            Oaks, PA 19456

     Huntington National Bank                       Huntington Center
     (Adviser, Administrator, Custodian and         41 South High Street
     Portfolio Recordkeeper)                        Columbus, OH 43287

     Countrywide Investments, Inc.                  312 Walnut Street
     (Sub-Adviser)                                  Cincinnati, OH 45202

     State Street Bank and Trust                    Two Heritage Drive
     Company (Transfer Agent and                    Quincy, MA 02171
     Dividend Disbursing Agent)


ITEM 30.  MANAGEMENT SERVICES

     Not applicable.

ITEM 31.  UNDERTAKINGS

     Not applicable.

                                 EXHIBIT INDEX

(j)  Consent of KPMG LLP